UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

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eXp World Holdings, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Letter to Stockholders

Dear Fellow Stockholders,

2025 was a year that tested the real estate industry — and eXp met that test with clarity, resilience, and purpose.

Amid continued market volatility, shifting industry practices, and evolving expectations from agents and homeowners alike, eXp stayed focused on what has always driven our model: empowering agents to build sustainable businesses, serving consumers through transparent and competitive marketplaces, and investing in a platform built for long-term resilience. Agents are the cornerstone of everything we do, and their ability to thrive — and to earn the trust of the communities they serve — is the foundation of eXp's enduring value.

As listing practices and industry models came under heightened scrutiny this past year, eXp leaned in. We reinforced our commitment to a marketplace defined by access, competition, and clarity — introducing publicly available consumer disclosures and referral-fee transparency forms that reflect our belief that a well-informed consumer is a better-served consumer. This isn't just compliance. It's who we are, and it's how we intend to lead.

Our growth in scale and reach also brought important questions about governance. At this year's Annual Meeting, stockholders are being asked to approve a proposal to reincorporate eXp World Holdings from Delaware to Texas. After careful deliberation, the Board unanimously approved this proposal because we believe Texas offers a governance environment that is clearer, more predictable, and better suited to a company of our size and complexity. This is not a structural change to how we operate. It is a thoughtful evolution of the framework within which we operate — one that serves the long-term interests of our stockholders, our agents, and the business.

Both decisions — our commitment to consumer transparency and our path to Texas reincorporation — reflect the same philosophy that has guided eXp since the beginning: choose clarity over complexity, and long-term stewardship over short-term positioning.

We are proud of what eXp built in 2025. And we are confident that the foundation we have laid — in our model, our governance, and our people — positions us well for what comes next.

Thank you for your continued trust and participation. We look forward to seeing you at the 2026 Annual Meeting.

Sincerely,

Glenn Sanford
Founder and CEO

eXp | WORLD HOLDINGS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Annual Meeting Agenda

How To Cast Your Vote

Time and Date	12:00 p.m., Eastern Time, on April 24, 2026
Virtual Meeting Site	www.virtualshareholdermeeting.com/EXPI2026
Record Date	February 27, 2026
Voting	Stockholders will be entitled to one vote for each share of common stock they hold of record as of the record date on each matter submitted for a vote of stockholders at the Annual Meeting.
Shares Entitled to Vote	159,268,414 outstanding shares of common stock, based on 206,004,197 shares of common stock issued as of the record date, of which 46,735,783 shares are held as treasury stock.

Proposal	Board Recommendation
1. Election of six directors.	FOR each nominee
2. Ratification of appointment of independent auditor for 2026.	FOR
3. Approve, by a non-binding, advisory vote, the 2025 compensation of our named executive officers.	FOR
4. Approve the redomestication of eXp World Holdings, Inc. from Delaware to Texas by conversion.	FOR

You can vote by any of the following methods:
Until 11:59 p.m. ET on April 23, 2026	At the Annual Meeting on April 24, 2026
Internet: From any web-enabled device: proxyvote.com	Internet: From any web-enabled device: www.virtualshareholdermeeting.com/EXPI2026
Mail: Completed, signed and returned proxy card

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.

Website References and Forward-Looking Statements

In the Proxy Statement, the terms “eXp,” “we,” “us,” “our,” “Company” and similar statements refer to eXp World Holdings, Inc. Information presented in the Proxy Statement is based on eXp’s fiscal calendar, other than references to particular years in connection with the biographical information about our directors and executive officers, and the opposition statements to the shareholder proposals, which refer to calendar years. The Proxy Statement includes website addresses and references to additional materials found on those websites. These websites and materials are not incorporated by reference into the Proxy Statement or in any other Securities and Exchange Commission filing we make under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

This document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our business goals, commitments, and strategies, and our director and executive compensation programs. These statements involve risks and uncertainties. Actual results could differ materially from any future results expressed or implied by the forward-looking statements for a variety of reasons, including due to the risks, uncertainties, and other important factors that are discussed in our most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent Securities and Exchange Commission filings. We assume no obligation to update any forward-looking statements, which speak only as of the date they are made.

Annual Meeting and Voting Details

The Annual Meeting of Stockholders of eXp World Holdings, Inc. will be held on Friday, April 24, 2026, at 12:00 p.m., Eastern Time. Our Board has determined to host a virtual meeting at www.virtualshareholdermeeting.com/EXPI2026. Only stockholders as of the record date on February 27, 2026 are entitled to notice of and to vote at the Annual Meeting. For those planning to attend the Annual Meeting, please refer to the instructions below in order to access the virtual stockholder meeting.

If you were a stockholder of record as of February 27, 2026, the record date for our Annual Meeting, you may vote during the Annual Meeting by visiting www.virtualshareholdermeeting.com/EXPI2026 and entering the control number found on your proxy card, voter instruction form, or notice.

eXp World Holdings Inc.’s only voting securities are its shares of common stock. As of the record date, February 27, 2026, there were 206,004,197 shares of common stock issued, of which 46,735,783 shares were held as treasury stock. As a result, up to a total of 159,268,414 outstanding shares of common stock will be entitled to one vote on each proposal because shares held as treasury stock are not entitled to vote at the Annual Meeting.

Only stockholders of record as of the record date will be entitled to notice of, and to vote at, the Annual Meeting. A majority of the outstanding shares of common stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. For the purpose of determining a quorum, we will treat as present at the Annual Meeting any proxies that are voted on any matter to be acted upon by the stockholders, as well as abstentions or any proxies containing broker non-votes.

Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present. Abstentions are not counted as votes cast and, therefore, will have no effect on the proposals regarding the election of directors in Proposal 1, the ratification of the appointment of our independent registered public accounting firm for 2026 in Proposal 2 or the advisory vote on the compensation of our named executive officers in Proposal 3. The vote on redomesticating the Company from Delaware to Texas by conversion in Proposal 4 requires the affirmative vote of (i) the holders of a majority of the outstanding shares of common stock entitled to vote on Proposal 4 (the “Statutory Stockholder Approval”) and (ii) a majority of the votes cast by the disinterested stockholders (as such term is defined in Section 144 of the General Corporation Law of the State of Delaware (the “DGCL”)), and excluding any stockholder that is an Affiliated Company Stockholder (as defined below)(the “Unaffiliated Stockholder Approval,” and, together with the Statutory Stockholder Approval, the “Requisite Company Vote”). The Company intends to count as “Affiliated Company Stockholders”: (a) members of the Board, (b) any person that the Company has determined to be an “officer” of the Company within the meaning of Section 16a-1(f) of the Exchange Act, and (c) the respective “affiliates” and “associates” of any stockholders referenced in clauses (a) or (b) as such terms are defined in Rule 12b-2 of the Exchange Act.   Abstentions will have the same effect as votes against the Statutory Stockholder Approval but have no effect on the Unaffiliated Stockholder Approval. Broker non-votes occur when a person holding shares in “street name,” such as through a brokerage firm, does not provide instructions as to how to vote those shares and the broker does not then vote those shares on the stockholder’s behalf. Broker non-votes are not counted as votes cast and, therefore, will have no effect on the proposals regarding the election of directors in Proposal 1, the advisory vote on the compensation of our named executive officers in Proposal 3, or the Unaffiliated Stockholder Approval of the redomestication from Delaware to Texas in Proposal 4. Broker non-votes will have the same effect as votes against the Statutory Stockholder Approval of the redomestication from Delaware to Texas in Proposal 4. We expect no broker non-votes on the ratification of the appointment of our independent registered public accounting firm for 2026 in Proposal 2.

Items of Business and Board Voting Recommendations

Proposal	Board Recommendation
1. Election of six directors	FOR each nominee
2. Ratification of appointment of independent auditor for 2026	FOR
3. Approve, by a non-binding, advisory vote, the 2025 compensation of our named executive officers	FOR
4. Approve redomestication of the Company from Delaware to Texas by conversion	FOR

Eliminating Duplicate Mailings

The Company has adopted a procedure called “householding.” Under this procedure, we may deliver a single copy of the Notice of Internet Availability and, if you requested printed versions by mail, this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2025 to multiple stockholders who share the same address, unless we have received contrary instructions from one or more of the stockholders. This procedure reduces the environmental impact of our annual meetings and reduces the Company’s printing and mailing costs. Stockholders who participate in householding will continue to receive separate proxy cards. Upon written or oral request, the Company will deliver promptly a separate copy of the Notice of Internet Availability and, if you requested printed versions by mail, this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2025 to any stockholder that elects not to participate in householding.

To receive, free of charge, a separate copy of the Notice of Internet Availability and, if you requested printed versions by mail, this Proxy Statement or the Annual Report on Form 10-K for the year ended December 31, 2025, or separate copies of any future notice, proxy statement, or annual report, you may write or call the Company at the following physical address, phone number, or email address:

eXp World Holdings, Inc. Investor Relations

2219 Rimland Dr., Suite 301

Bellingham, WA 98226

Phone: (360) 685-4206

Email: investors@expworldholdings.com

If you are receiving more than one copy of the proxy materials at a single address and would like to participate in householding, please contact the bank, broker, or other organization that holds your shares to request information about eliminating duplicate mailings.

2025

BUSINESS HIGHLIGHTS

1 **83,060 agents** as of December 31, 2025

2 Full year revenue of **$4.8 billion**, an increase of 4% year-over-year

3 Full-year net-loss of **$(22.7) million** and full-year consolidated adjusted EBITDA[1] (a non-GAAP financial measure) of **$33.2 million** in 2025.

4 Full-year real estate sales transactions increased **1.4% to 440,163** in 2025

5 Distributed **$87.0 million** to shareholders in fiscal 2025, including $56.2 million of common stock repurchases and $30.8 million of cash dividends.

1 Consolidated adjusted EBITDA is a non-GAAP financial measure. Please see Appendix One of this Proxy Statement for a definition of Consolidated adjusted EBITDA and reconciliation with the most directly comparable GAAP measure.

Nominees to eXp World Holdings, Inc.’s Board of Directors

Our Board represents a body of qualified individuals with diverse perspectives, experiences, backgrounds and the best interests of our stockholders. Below are the nominees for election at our Annual Meeting:

						Nominating
						and
						Corporate
				Director	Audit	Governance	Compensation	Sustainability
Name	Independent	Occupation	Age	Since	Committee	Committee	Committee	Committee

Glenn Sanford		Founder and CEO, EXPI	59	2013

Randall Miles	X	Managing Partner, SCM Capital Group	69	2016	Chair	Member	Member

Dan Cahir	X	CEO and CIO, Long Light Capital	43	2018	Member		Chair

Monica Weakley		Real Estate Agent, eXp	57	2022				Member

Peggie Pelosi	X	Founder and Advisor, Orenda Social Purpose	70	2023	Member	Chair		Chair

Fred Reichheld	X	Fellow, Bain & Company, Inc.	74	2023		Member	Member	Member

Executive Compensation

Our named executive officer (“NEO”) compensation program is designed to:

Attract and incentivize leadership in a manner that is market-based and transparent promote retention
drive and grow our business over the long-term
support business continuity, and
reward our NEOs for delivering financial, operational and strategic results.

We believe that the compensation of our NEOs accurately reflects their contributions to our growth and success, aligns with our annual financial results and the interests of our stockholders, and adheres to sound executive compensation policies and practices, as highlighted in the following table.

What We Do	What We Don’t Do

✓   Multi-Year Vesting Awards. To align our NEO’s interests with those of our stockholders and to incentivize long-term retention, a substantial portion of NEO compensation is earned over multi-year periods in the form of equity awards.

✓   Annual Compensation Review and Risk Assessment. The compensation committee conducts an annual review and approval of our compensation strategy including a comparison against industry compensation practices and a risk assessment.

✓   Compensation Recoupment. We have a formal clawback policy which requires that certain incentive compensation paid to any current or former executive officer, including our NEOs, will be subject to recoupment upon certain financial restatements.

✓   At-Will Employment. We employ our NEOs at-will; our NEOs do not have employment contracts with fixed terms or guaranteed pay.

✓   Annual “Say on Pay” Vote. We hold a “Say on Pay” vote annually.

×   No Termination, Resignation, Retirement or Change in Control Payments. With one exception, we do not maintain agreements or offer letters that provide any payments to current NEOs upon termination of employment, resignation, retirement or change in control.

×   No Dividend Payments on Unvested Stock Awards or Unexercised Stock Options. No cash dividend payments are paid on unvested stock awards or unexercised stock options.

×   No Unique Health or Welfare Benefits. Our NEOs participate in the same Company-sponsored health and welfare benefits programs as our other full-time, salaried employees.

×   No Repricing. We do not allow repricing of stock options without stockholder approval.

×   Prohibition on hedging, pledging, and short sales. We prohibit short sales, transactions in derivatives, hedging, and pledging of Company securities by our named executive officers.

×   No Tax Reimbursements on Severance or Change in Control Payments. We do not provide any tax reimbursement payments (including “gross-ups”) on any severance or change in control payments or other related benefits.

Role of the Board of Directors

Under the DGCL, our business and affairs are managed by or under the direction of the Board of Directors, which selectively delegates responsibilities to its standing and ad hoc committees. The Board is responsible for the control and direction of the Company. The Board represents the stockholders and its primary purpose is to build long-term stockholder value. Our Chairman of the Board is our Chief Executive Officer, Glenn Sanford. The Board believes that this leadership structure improves the Board’s ability to focus on key policy and operational issues and helps the Company operate in the long-term interests of stockholders.

Board and Committee Structure

Board Independence

The rules of The Nasdaq Stock Market LLC (“Nasdaq”) require a majority of Board members to be independent. The Board has determined that all Board members, other than Mr. Sanford and Ms. Weakley, are independent under applicable Nasdaq rules.

The Company’s Board has a standing Audit Committee (the “Audit Committee”), Nominating and Corporate Governance Committee (the “Nominating and Corporate Governance Committee”), Compensation Committee (“Compensation Committee”), Sustainability Committee (“Sustainability Committee”), and Equity Committee (“Equity Committee”). The Board has determined, after considering all the relevant facts and circumstances, including information requested from and provided by each director concerning his or her background, employment and affiliation, including family relationships, that all members of the Audit Committee, Nominating and Corporate Governance Committee, and Compensation Committee are independent under applicable Nasdaq and Securities and Exchange Commission (“SEC”) rules for committee memberships, and that each member of the Audit Committee also meets the additional independence criteria set forth in Rule 10A-3(b)(1) under the Exchange Act.

Board Meetings and Committees

The Board meets regularly during the year and holds special meetings and acts by unanimous written consent whenever circumstances are required. There were a total of six Board meetings during fiscal year ending 2025. All incumbent directors attended at least 75% of the aggregate number of the meetings of the Board and committees on which they served occurring during this period. Each then-current members of the Board attended the 2025 Annual Meeting of the stockholders with the exception of Dan Cahir due to illness.

Our bylaws authorize our Board of Directors to appoint, from among its members, one or more committees, each consisting of one or more directors. Our Board of Directors has established four standing committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, and a Sustainability Committee. As discussed below, the Board has three ad hoc committees, including the Equity Committee and two special purpose independent committees, which are designated and overseen by the Board. The Committees keep the Board informed of their actions and aid the Board in fulfilling its oversight responsibility to stockholders. The Board has adopted charters for the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, and Sustainability Committee and those charters are reviewed annually by the committees and the Board. The charter of each of those committees is available on our website at www.expworldholdings.com/governance/. The committees have the functions and responsibilities described in the sections below.

Audit Committee
Randall Miles* (Chair) Dan Cahir Peggie Pelosi Four meetings during 2025 *designated financial expert in accordance with applicable rules and regulations of the SEC

Primary Responsibilities:

●
Assist the Board in oversight and monitoring of our financial statements and other financial information
●
Oversee compliance with legal, regulatory, and public disclosure requirements
●
Appoint and oversee our independent registered public accounting firm, including their qualifications and independence, and preapprove fees
●
Oversee our systems of internal controls, including the internal audit function
●
Oversee treasury and finance matters
●
Oversee the auditing, accounting, and financial reporting process

Nominating and Corporate Governance Committee
Peggie Pelosi (Chair) Randall Miles Fred Reichheld Five meetings during 2025

Primary Responsibilities:

●
Assist the Board on matters relating to the identification, evaluation, and selection of Board members and candidates nominated to the Board
●
Make recommendations to the Board concerning the size, structure, and composition of the Board and its committees
●
Oversee and make recommendations regarding corporate governance matters
●
Oversee general risk identification and mitigation processes
●
Oversee the annual Board performance self-evaluation process
●
Oversee and make recommendations regarding succession planning for executive officers and other key employees

Compensation Committee
Dan Cahir (Chair) Randall Miles Fred Reichheld Four meetings during 2025

Primary Responsibilities:

●
Review and approve the compensation arrangements for the CEO, our other executive officers and, to the extent it deems appropriate, other employees.
●
Review and make recommendations to the Board regarding the compensation of members of the Board and Board committees
●
Assist the Board in its oversight of our strategies, policies, and practices relating to compensation

Sustainability Committee
Peggie Pelosi (Chair) Monica Weakley Fred Reichheld Four meetings during 2025	Primary Responsibilities: ● Assist the Board in its oversight of our strategies, policies, and practices relating to corporate sustainability, charitable, environmental and social matters
Equity Committee
Glenn Sanford

Primary Responsibilities:

●
Administer our equity compensation plans
●
Authority to make grants of equity under our equity compensation plans, within guidelines provided by the Board, to individuals who qualify

Board Oversight of Risk

Board of Directors

Directly oversees strategic risk exposure. Reviews and discusses significant risks affecting the Company, including matters escalated by its committees and management from within their respective areas of direct oversight.

Audit Committee

Oversees assessment
and management of
risk related to our
financial, legal and
fraud policies. This
includes regular
evaluation of risks
related to our financial
statements, internal
control over financial
reporting, liquidity,
capital structure, and
investments.

Nominating and

Corporate

Governance

Committee

Oversees general risk
identification and
mitigation processes,
director nominations, and
succession planning.
This includes regular
evaluation of strategic,
operational, legal,
regulatory, and corporate
governance risks,
including through
oversight of the
Company’s enterprise
risk management portal.

Compensation

Committee

Oversees executive and
director compensation
risk. This includes
regularly reviewing the
Company’s
compensation programs
to ensure they are
designed to attract and
retain qualified officers,
directors and employees,
reward and encourage
maximum individual and
corporate performance,
promote accountability,
and ensure alignment
with stockholder
interests.

Sustainability

Committee

Oversees the Company’s
risks, opportunities,
strategies, goals, and
policies and procedures
related to corporate
sustainability and
charitable endeavors.

Management

Led by our CEO and executive team, develops and executes our business strategy, manages operations, implements and supervises day-to-day risk mitigation processes, and reports to the Board and its committees on significant matters.

Internal Audit

Directly reports to the Audit
Committee and identifies and
helps mitigate risk, monitor
alignment with and improves
internal controls.

Enterprise Risk Management Portal

The ERM portal is designed to assess and monitor mitigation of our business risks, including financial, operational, compliance, and reputational risks. Supported by the Chief Technology Officer and Chief
Legal Counsel and other senior leaders that assist the Nominating and
Corporate Governance Committee with its general responsibility for overseeing enterprise risk management.

The Board has responsibility for the oversight of our risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from Board committees and members of senior management to enable the Board to understand our risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk. We believe this division of responsibilities is an effective approach for addressing the risks we face and that our board leadership structure supports this approach.

Annual Board and Committee Self-Evaluations

The Board conducts an annual self-evaluation to assess whether the Board, its committees, and each member of the Board are working effectively, and to provide an opportunity to reflect upon and improve processes and effectiveness.

The Nominating and Corporate Governance Committee designs the overall evaluation framework in conjunction with counsel, which includes a detailed questionnaire covering topics such as the Board’s effectiveness in shaping a long-term business strategy, balancing the interests of key stakeholders, ensuring appropriate management succession planning, and maintaining a sufficient and effective meeting schedule. Additional areas include the quality and timeliness of materials provided to the Board, the effectiveness of committee structure and performance, and the characteristics and commitment of individual Board members. Following the completion of the questionnaire, James Bramble also solicits additional verbal feedback from Nominating and Corporate Governance Committee members. A summary identifying any themes or issues that have emerged is presented to the Board on an anonymous basis.

Each committee conducts its own annual self-evaluation and reports the results to the committee and the Board. Each committee’s evaluation includes an assessment of the committee’s compliance with the committee’s charter and best practices including committee composition; timing, agendas, and content of committee meetings; committee dynamics and function; and mission alignment among committee members. A summary identifying any themes or issues that have emerged is presented to the committee and the Board on an anonymous basis.

Compensation Committee Interlocks and Insider Participation

Currently, the members of our Compensation Committee are Messrs. Miles, Cahir, and Reichheld, none of whom currently serves, or in the past year has served, as an officer or employee of the Company. None of our executive officers, except for Mr. Sanford, currently serves, or in the past year has served, as a member of the Board, and none of our executive officers currently serves, or in the past year has served, as a member of the compensation committee of the Company (or other board committee performing equivalent functions).

Code of Business Conduct and Ethics

The Company adopted a Code of Business Conduct and Ethics that applies to all of its directors, officers (including its chief executive officer, chief financial officer, chief accounting officer, controller and any person performing similar functions) and employees. The Company has made the Code of Ethics available on its website at https://expworldholdings.com/wp-content/uploads/2026/02/EXPI-2026-Code-of-Business-Conduct.pdf.

Related Party Policy and Transactions

The Board has adopted a written policy requiring a majority of the Board’s independent directors approve transactions between the Company and its directors, director nominees, executive officers, greater than 5% beneficial owners of the Company’s common stock, and each of their respective immediate family members, where the amount involved in the transaction exceeds or is reasonably expected to exceed $120,000 in a single fiscal year and the related party has or will have a direct or indirect interest in the transaction (other than solely as a result of being a director or less than 10% beneficial owner of another entity). The policy provides that the Audit Committee must review transactions subject to the policy and determine whether to approve or ratify those transactions. Certain types of transactions are deemed pre-approved pursuant to standing pre-approval guidelines established by the policy. In addition, the Audit Committee has delegated authority to its Chair to pre-approve or ratify transactions under certain circumstances.

In reviewing transactions subject to the policy, the Audit Committee or the Chair of the Audit Committee, as applicable, considers (as it deems appropriate for the circumstances):

●	The nature and extent of the related person’s interest in the transaction;
●	The approximate dollar value involved in the transaction;
●	The approximate dollar value of the related person’s interest in the transaction without regard to the amount of any profit or loss;
●	Whether the transaction was undertaken in the ordinary course of the Company’s business;

●	The material terms of the transaction, including whether the transaction with the related person is proposed to be, or was entered into, on terms no less favorable to the Company than terms that could have been reached with an unrelated third-party;
●	The business purpose of, and the potential benefits to the Company of, the transaction;
●	Whether the transaction would impair the independence of a non-employee director;
●	Required public disclosure, if any; and
●	Any other information regarding the transaction or the related person in the context of the proposed transaction that would be material to the Audit Committee’s decision, in its business judgment, in light of the circumstances of the particular transaction.

Below we describe any transactions to which we have been a participant, in which the amount involved in the transaction exceeds or will exceed $120,000 and in which any of our directors, director nominees, executive officers, or holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest since January 1, 2025.

●	In July 2025, Glenn Sanford, the Company’s Founder, Chief Executive Officer, and Chairman of the Board, made a personal investment of $500,000 through his family office in the Series B financing of Fyxer AI, Inc. (“Fyxer”). In connection with the same financing, the Company, through its wholly owned subsidiary, invested approximately $735,000 to maintain its pro rata ownership interest in Fyxer. Prior to the Series B financing, the Company had invested $1.0 million in Fyxer and is party to an enterprise software license agreement with Fyxer. In connection with the Company’s equity investment, the Company has the right to designate one director to Fyxer’s board, a position currently held by Mr. Sanford. Despite the Company’s right to designate a director, the Company does not exercise significant influence over Fyxer’s operational or financial policies. The Company’s independent directors reviewed and approved (i) Mr. Sanford’s personal investment, (ii) the Company’s additional investment to maintain its pro rata ownership, (iii) the Company’s ongoing commercial relationship with Fyxer, and (iv) Mr. Sanford’s continued service as the Company’s designee to Fyxer’s board, in accordance with the Company’s related-party transaction policy.
●	In December 2025, eXp World Holdings, Inc., through its wholly owned subsidiary, made a $500,000 investment in a convertible SAFE note issued by Fyxer AI, Inc. (“Fyxer”). The Company’s Founder, Chief Executive Officer, and Chairman of the Board, Glenn Sanford, also holds a minority equity interest in Fyxer through his family office. In connection with the investment, the Company also amended its existing enterprise license agreement with Fyxer to secure certain usage-based cost efficiencies, among other items. The Company’s Audit Committee and disinterested members of the Board reviewed and approved the investment and amended commercial arrangement in accordance with the Company’s related-party transaction policy, determining that the transaction was fair to, and in the best interests of, the Company and its stockholders.

None of our current or former directors or executive officers is indebted to us, nor are any of these individuals indebted to another entity which indebtedness is the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by us.

Communications with the Board

Any matter intended for the Board, or for any individual member of the Board, should be directed to our Secretary at 2219 Rimland Drive, Suite 301, Bellingham, WA 98226 with a copy to investors@expworldholdings.com, with a request to forward the communication to the intended recipient. In general, any stockholder communication delivered to us for forwarding to Board members will be forwarded in accordance with the stockholder’s instructions. We reserve the right to not forward to Board members any abusive, threatening, or otherwise inappropriate materials.

Board Composition

eXp World Holdings, Inc. is guided by a diverse and highly experienced Board, each bringing expertise in their respective fields, including real estate, innovation, finance, corporate governance, and business operations. Many of our directors have held senior leadership positions at large companies, led innovative technology initiatives, and have extensive experience in strategic planning, risk management, and financial oversight. Their collective expertise ensures strong governance and informed decision-making that aligns with the company’s long-term vision and stockholder interests.

The Board and Nominating and Corporate Governance Committee are committed to maintaining a balanced composition that reflects the evolving needs of the Company and the industry. Directors contribute a range of perspectives that enhance eXp’s ability to navigate market dynamics, regulatory developments, and technological advancements while upholding the company’s core values of transparency, collaboration, and agent-centric growth.

Board refreshment is a priority, ensuring continuity while integrating fresh perspectives. In recent years, the Board has welcomed new directors with backgrounds in sustainability, consumer satisfaction, and corporate strategy to strengthen governance and innovation.

Our Board and leadership remain dedicated to fostering an agile, forward-thinking governance structure that supports eXp’s continued success as a global leader in real estate, agent centricity, and cloud-based brokerage innovation.

Director Nominations

In making its selection of director candidates, the Nominating and Corporate Governance Committee bears in mind that the foremost responsibility of a director is to represent the interests of our stockholders as a whole. Directors are expected to exemplify the highest standards of personal and professional integrity, and to constructively challenge management through their active participation and questioning. The Nominating and Corporate Governance Committee identifies and evaluates nominees for our Board based on these and other factors it considers appropriate, some of which may include strength of character, mature judgment, career specialization, relevant technical skills, expertise in areas relevant to the strategy and operations of our company, diversity, and the extent to which the nominee would fill a present need on our Board. The activities and associations of candidates are also reviewed for any legal impediment, conflict of interest, or other consideration that might prevent service on our Board. The Nominating and Corporate Governance Committee does not have a written policy on the consideration of director candidates recommended by stockholders, as it is the view of the Board that all candidates, whether recommended by a stockholder or the Nominating and Corporate Governance Committee, shall be evaluated based on the same established criteria for persons to be nominated for election to the Board and its committees. The Nominating and Corporate Governance Committee and the Board have deemed it to be in the best interests of the Company and our stockholders to reserve one position on the Board to be filled by an agent of the Company so that our agents’ needs, ideas and concerns are represented on the Board. During 2024, Monica Weakley was re-appointed to this dedicated position. The Nominating and Corporate Governance Committee and Board are proposing that Monica Weakley be reelected as a member of the Board to fill that dedicated position pursuant to this Proxy Statement.

Director Nominee Biographical Information

Founder Chief Executive Officer Chair of the Board Director since March 2013 Equity Committee

GLENN SANFORD

Glenn Sanford, 59, is the founder, Chairman of the Board of Directors, and Chief Executive Officer of the Company.

Prior to real estate, Mr. Sanford was an executive with a number of technology-related companies. In 1998, Mr. Sanford founded and served as President for eShippers.com, an online e-commerce and logistics company. Since 2002, Mr. Sanford has been actively involved in the residential real estate space. Mr. Sanford ran a large mega-agent team and consulted to Keller Williams International as a member of the Agent Technology Council in the areas of online client acquisition, client conversion and technology. Mr. Sanford was also a significant contributor to Keller Williams Internet Lead Generation Masterminds. In early 2007, Mr. Sanford launched BuyerTours Realty, LLC and grew the Company to three offices and into two states. After the decline in the real estate market in 2008, Mr. Sanford rewrote the entire business model to reduce costs and provide consumers with more information and access. In October 2009, Glenn Sanford founded and launched eXp Realty, LLC as the first truly cloud-based national real estate brokerage which replaced the traditional brick and mortar environment with a fully-immersive 3D virtual office environment where agents, brokers and staff collaborate across borders while learning and transacting business from anywhere in the world. Since that time, eXp Realty has quickly grown throughout the United States and internationally.

GLENN SANFORD HAS PROVEN LEADERSHIP IN SCALING THE COMPANY INTO A GLOBAL CLOUD BROKERAGE, WHICH HIGHLIGHTS HIS STRATEGIC FORESIGHT AND COMMITMENT TO INNOVATION, ESSENTIAL FOR GUIDING THE COMPANY’S FUTURE GROWTH.

Vice-Chair of the Board Director since July 2016 Audit Committee Chair Compensation Committee Nominating & Corp. Gov. Committee

RANDALL MILES

For over 25 years, Randall Miles, 69, has held senior leadership positions in global financial services, financial technology and investment banking companies. His extensive investment banking background at bulge bracket, regional and boutique firms advising financial services companies on strategic and capital structure needs has crossed many disciplines. Mr. Miles’ transactional and advisory experience is complemented by leadership roles at public and private equity backed financial technology, specialty finance and software companies that have included Chairman and CEO at LIONMTS where he was nominated for the Ernst & Young Entrepreneur of the Year award, CEO at Syngence Corporation, COO of AtlasBanc Holdings Corp. and CEO of Advantage Funding / NAFCO Holdings.

Mr. Miles is Managing Partner at SCM Capital Group, a global strategic and capital structure advisory firm, where he has served since 2003. Previously, he served as Head of Investment Banking at Tigress Financial Partners, Managing Director at Riparian Partners, a division of Oppenheimer & Co., Inc. as Senior Managing Director, and Head of FIG and COO, Investment Banking at Cantor Fitzgerald & Co. Mr. Miles has held senior leadership roles at Oppenheimer & Co., D.A. Davidson and Co., The First Boston Corporation (Credit Suisse), Meridian Capital and Greenwich Capital Markets. Mr. Miles has broad public, private and nonprofit board experience and has been active for many years in leadership roles with the Make-A-Wish Foundation. He presently serves on the boards of RESAAS Services Inc., Kuity, Corp., Arthur H. Thomas Company as Independent Director, Chairman, and Vice Chairman respectively. Mr. Miles holds a BBA from the University of Washington and holds FINRA licenses Series 7, 24, 63 and 79.

RANDALL MILES BRINGS VALUABLE EXPERTISE IN STRATEGIC LEADERSHIP AND FINANCE, CONTRIBUTING CRITICAL INSIGHTS AND SKILLS NECESSARY TO SUPPORT THE COMPANY’S AMBITIONS IN EXPANDING ITS FOOTPRINT AND ENHANCING STOCKHOLDER VALUE.

Director since November 2018 Compensation Committee Chair Audit Committee

DAN CAHIR

Dan Cahir, 43, has more than 15 years of experience managing public and private equity investments across a variety of industries. Currently, Mr. Cahir serves as the Chief Executive Officer and Chief Investment Officer of Sapling Capital, LLC, positions he has held at Sapling Capital, LLC and its related entities since June 2018.

From June 2013 to June 2018, Mr. Cahir served as a portfolio manager at Long Light Capital, managing a public equity portfolio and evaluating venture capital and private equity investments and allocations to external fund managers. From September 2011 to April 2013, Mr. Cahir was a member of the investment team at Ziff Brothers Investments, a private investment firm. From August 2007 to September 2009, Mr. Cahir was a member of the investment team at Madrone Capital Partners where he led the analysis on venture capital, private equity and public equity investments. Mr. Cahir began his career in September 2005 with Bain & Co., where he advised Fortune 500 and private equity clients on M&A, growth and efficiency initiatives until June 2007.

Mr. Cahir completed his studies and earned his Bachelor of Arts Degree in Economics in 2005, graduating with the summa cum laude distinction from Claremont McKenna College and completed his studies and earned a Master of Business Administration from Harvard Business School in 2011.

DAN CAHIR’S EXPERTISE IN FINANCE AND RISK MANAGEMENT AND EXPERIENCE ADVISING FORTUNE 500 CLIENTS ON M&A, GROWTH STRATEGIES, AND COST-CUTTING, IS IDEALLY SUITED FOR THE BOARD. HIS STRATEGIC INSIGHTS ARE PIVOTAL FOR GUIDING THE COMPANY THROUGH FINANCIAL COMPLEXITIES, DRIVING SUSTAINABLE EXPANSION, AND MAXIMIZING STOCKHOLDER VALUE.

Director since June 2022 Agent Director Sustainability Committee

MONICA WEAKLEY

Monica Weakley, 57, joined eXp Realty as an independent contractor real estate agent in July 2017. Ms. Weakley has more than 20 years of experience in the real estate industry, including being a team leader. Ms. Weakley has also been coaching and training agents since 2007 and founded her own real estate referral service company, GhostPostr, in 2019. In 2021, Ms. Weakley joined the Company’s Agent Advisory Council which represents the interests of agents to the Board and other Company leadership.

Ms. Weakley completed her studies and earned her Bachelor of Science in Speech/Communications from Denison University in 1990.

MONICA WEAKLEY’S DEEP INDUSTRY INSIGHTS FROM HER SUCCESSFUL CAREER IN REAL ESTATE COACHING AND AS A TOP AGENT MAKE HER A STRATEGIC ASSET TO THE BOARD, OFFERING IMPORTANT PERSPECTIVES ON AGENT SUCCESS AND MARKET STRATEGY ESSENTIAL FOR THE COMPANY’S CONTINUED GROWTH AND INNOVATION.

Director since January 2023 Nominating & Corp. Gov. Committee Chair Sustainability Committee Chair Audit Committee

PEGGIE PELOSI

Peggie Pelosi, 70, has more than 20 years of experience as a sales and network development professional and 15 years of experience as a corporate social responsibility and sustainability practitioner. Ms. Pelosi serves as the founding partner and strategic advisor of Orenda Social Purpose, positions she has held since September 2005. Until March 2023, she has also served as the Executive Director of Innovators Alliance, a network of CEOs focused on sustainable and profitable growth through innovation. Prior to her career and academic work in corporate social responsibility and sustainability, Ms. Pelosi served as a member of USANA Health Sciences, Inc.’s (“USANA”) management team, first as Executive Director of Sales for Canada from 1999 until 2000 and then as Vice President of Network Development from 2000 until 2004. Since 2018, Ms. Pelosi has served as a member of USANA’s Board of Directors and currently serves on USANA’s Audit Committee, Compensation Committee, Governance, Risk & Nominating Committee, and serves as Chair of the Sustainability Committee.

Ms. Pelosi has received a graduate diploma from St. Michael’s College at the University of Toronto in Corporate Social Responsibility & Sustainability, and has completed the NACD Directorship Certification (NACD.CD) and the ESG Competent Boards Director Certification (GCB.D).

PEGGIE PELOSI’S LEADERSHIP IN CORPORATE SOCIAL RESPONSIBILITY AND HER VAST EXPERIENCE IN SALES AND NETWORK DEVELOPMENT UNIQUELY QUALIFY HER FOR THE BOARD, ALIGNING WITH THE COMPANY’S COMMITMENT TO SUSTAINABLE GROWTH.

Director since September 2023 Nominating & Corp. Gov. Committee Compensation Committee Sustainability Committee

FRED REICHHELD

Fred Reichheld, 74, has more than 45 years of experience as a leading expert on customer and employee loyalty. Mr. Reichheld joined Bain & Company, Inc., a global business consulting firm, in 1977, was elected to the partnership of Bain & Company, Inc. in 1982, and was elected as the first Bain Fellow in January 1999, a position he continues to hold currently. Mr. Reichheld is the creator of the Net Promoter® system of management and founded Bain’s Loyalty practice, which helps clients achieve superior results through improvements in customer, employee, partner and investor loyalty and has also served in a variety of other roles, including as a member of Bain & Company’s Worldwide Management, Nominating, and Compensation Committees. Mr. Reichheld is a frequent speaker to major business forums and groups of CEOs and senior executives worldwide and has authored several books, including Winning on Purpose and The Ultimate Question 2.0. Since 2015, Mr. Reichheld has served as a member of FirstService Corp.’s Board of Directors and currently serves on its Nominating and Corporate Governance Committee. Since 2020, Mr. Reichheld has also served as a member of Bilt, Inc.’s Board of Directors.

Mr. Reichheld received his Bachelor of Arts in Economics from Harvard University and his Master of Business Administration from Harvard Business School.

FRED REICHHELD’S EXPERTISE IN CUSTOMER LOYALTY AND AS CREATOR OF THE NET PROMOTER SCORE SYSTEM POSITIONS HIM AS AN ESSENTIAL ASSET TO THE BOARD, OFFERING STRATEGIC GUIDANCE ON ENHANCING AGENT SATISFACTION AND FOSTERING A GROWTH-ORIENTED, AGENT-CENTRIC CULTURE.

Non-Employee Director Compensation

GENERAL

Our non-employee director compensation program is intended to enhance our ability to attract, retain and motivate directors of exceptional ability and to promote the common interest of directors and stockholders in enhancing the value of the common stock. The Board reviews and approves director compensation. The Compensation Committee, in cooperation with the Nominating and Corporate Governance Committee, reviews and makes recommendations to the Board on director compensation. The Compensation Committee has the authority to engage a consulting firm to evaluate director compensation.

Immediately prior to our 2025 Annual Meeting, the Board was comprised of Glenn Sanford, Randall Miles, Dan Cahir, Monica Weakley, Peggie Pelosi, and Fred Reichheld. At our 2025 Annual Meeting, our stockholders reappointed those six directors to our Board.

During the year ended December 31, 2025, all directors except Mr. Sanford qualified as non-employee directors; Mr. Sanford did not receive compensation for his directorship activities, and Mr. Sanford’s compensation for his services as an employee is discussed under “Compensation Discussion and Analysis – Elements of Individual Executive Compensation”. While Ms. Weakley is an independent contractor real estate agent affiliated with eXp Realty, LLC (“eXp Realty”) brokerage, she is not an employee of the Company or any of its subsidiaries, including eXp Realty. During the year ended December 31, 2025, Ms. Weakley received compensation for her directorship activities in addition to her real estate agent commission and related income earned in her capacity as an independent contractor real estate agent affiliated with eXp Realty, as described below.

INDEPENDENT DIRECTOR COMPENSATION

Under our independent director compensation policy, independent directors receive standardized cash retainers and equity awards in lieu of individual compensatory arrangements. Our independent directors for this purpose are Mr. Miles, Mr. Cahir, Ms. Pelosi, and Mr. Reichheld. The Board believes that this policy provides for transparency and parity of compensation among independent directors. Pursuant to that policy, independent directors are eligible to receive $200,000 in annual cash compensation, paid monthly. Independent directors that assume leadership roles are eligible to receive additional annual cash compensation, paid monthly, as follows: $25,000 for the Board’s Vice Chair; $50,000 for the Audit Committee Chair; $25,000 for the Compensation Committee Chair; $25,000 for the Nominating and Corporate Governance Committee Chair; and $25,000 for the Sustainability Committee Chair.

In 2025 and prior years, when an independent director was first elected to the Board, he or she was granted a stock option award with a grant date accounting fair value of approximately $300,000. Those stock options vest monthly in equal installments over three years, subject to continued service. Additionally, each independent director was eligible to receive additional annual stock option grants beginning upon the commencement of his or her fourth year of directorship and each year thereafter, with each annual grant having a grant date accounting fair value of approximately $100,000 per year. Those stock options vest monthly in equal installments over three years, subject to continued service. During December 2025, the Compensation Committee recommended, and the Board approved, changes to the Company’s non-employee director equity compensation program. Effective for directors elected at or after the Company’s 2026 Annual Meeting of Stockholders, the Company eliminated initial and ongoing stock option grants for non-employee directors and transitioned to annual equity awards in the form of restricted stock units (“RSUs”). Under the revised program, when an independent director is first elected to the Board, he or she will receive an annual RSU award with a grant date accounting fair value of approximately $100,000, vesting in full on the earlier of the business day immediately preceding the next Annual Meeting of Stockholders or the one-year anniversary of the director’s election to the Board, subject to continued service. The changes were recommended by the Compensation Committee following a review of peer company director compensation practices and were intended to ensure that director equity compensation remains competitive, better aligned with stockholder interests, and structured to attract, retain, and incentivize highly qualified directors to provide sustained engagement and strategic contribution to the Company. Otherwise, the Compensation Committee and the Board determined that the current compensation program and levels in place for our independent non-employee directors continue to attract, retain and reward qualified independent non-employee directors, consistent with market practices and the demands placed on our Board.

2025 COMPENSATION FOR INDEPENDENT DIRECTORS

For the year ended December 31, 2025, the following persons received the compensation set forth below for their directorship activities:

●	Mr. Miles’s cash compensation was $275,000 and he was granted a stock option having a grant date accounting fair value of $99,975 on July 31, 2025, which vests monthly in equal installments over three years, subject to continued service;
●	Mr. Cahir’s cash compensation was $225,000 and he was granted a stock option having a grant date accounting fair value of $40,005 on November 29, 2025, which vests monthly in equal installments through April 23, 2026, subject to continued service. Given the proximity of Mr. Cahir’s stock grant to the effective date of the Company’s new non-employee director compensation program, the stock grant was pro-rated to reflect the limited service period between the grant date and that effective date, and the vesting terms were structured so that vesting would not extend beyond that effective date.
●	Ms. Pelosi’s cash compensation was $294,804; and
●	Mr. Reichheld’s cash compensation was $200,000.

2025 COMPENSATION FOR REAL ESTATE AGENT DIRECTOR SEAT

Under our rotating agent director compensation policy, our dedicated agent director is eligible to receive $50,000 in annual cash compensation for director services, paid monthly, and an annual stock option award with a grant date accounting fair value of $25,000, which vests monthly in equal installments over one year, subject to continued service. The Compensation Committee reviewed this compensation during 2025 and determined that it remains appropriate in light of the role’s responsibilities, market practices, and the Company’s compensation philosophy.

During 2025, Ms. Weakley filled the dedicated agent director position. For the year ended December 31, 2025, Ms. Weakley received cash compensation of $50,000 for her directorship activities and she was granted a stock option award having a grant date fair value of $25,001 on June 19, 2025, which vests monthly in equal installments over one year, subject to continued service. Additionally, for the year ended December 31, 2025, Ms. Weakley received the following compensation in her role as an independent contractor real estate agent of eXp Realty and not in connection with her directorship activities:

●	stock awards with a grant date accounting fair value of $11,030 under our Agent Growth Incentive Program;
●	cash payment of $99,950 under our Revenue Share Plan;
●	cash payment of $227,013 for earned real estate commission; and
●	income of $593 for her discount in connection with her participation in our Agent Equity Program.

2025 Director Compensation Table

The following table sets forth certain information regarding the 2025 compensation awarded to, earned by, or paid to each non-employee director who served on our Board during the year ended December 31, 2025. Pursuant to SEC regulations, the table includes all compensation earned by non-employe directors from the Company, which includes compensation earned in connection with directorship activities as well as any compensation earned in non-director, non-employee roles, including, compensation earned in connection with independent contractor real estate agent services and independent contractor real estate agent revenue share. Mr. Sanford did not receive compensation for his service as a director in 2025 and was an employee of the Company during 2025. The compensation awarded to, earned by, or paid to Mr. Sanford in 2025 for his services as an employee is discussed under “Compensation Discussion and Analysis – Elements of Individual Executive Compensation” below.

	Fees
	Earned or
	Paid in		Option	Stock		All Other
Name*	Cash(1)		Awards(2)	Awards(3)		Compensation		Total
Randall Miles(4)	$275,000	(5)	$99,975	$-		$-		$374,975
Dan Cahir(6)	$225,000	(7)	$40,005	$-		$-		$265,005
Monica Weakley(8)	$50,000		$25,001	$11,030	(9)	$327,556	(10)	$413,587
Peggie Pelosi(11)	$294,804	(12)	$-	$-		$-		$294,804
Fred Reichheld(13)	$200,000	(14)	$-	$-		$-		$200,000

(1)	The dollar amounts shown represent all director fees earned in 2025 (excluding fees which may have been paid in 2025, but were earned in 2024, and including fees which may have been earned in 2025, but were paid in 2026).
(2)	In accordance with SEC rules, the amounts shown reflect the aggregate grant date fair value of stock option awards granted during 2025, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC 718”), excluding estimated forfeitures. The assumptions used in the valuation of these stock options are consistent with the valuation methodologies specified in Note 9 - Stockholders’ Equity to our consolidated financial statements included in our Annual Report on Form 10‑K for the fiscal year ended December 31, 2025. During the year ended December 31, 2025, all awards granted were granted under the Company’s 2024 Equity Incentive Plan.
(3)	In accordance with SEC rules, the amounts shown reflect the aggregate grant date fair value of stock awards granted during 2025, computed in accordance with FASB ASC 718, excluding estimated forfeitures. The assumptions used in the valuation of these stock awards are consistent with the valuation methodologies specified in Note 9 - Stockholders’ Equity to our consolidated financial statements included in our Annual Report on Form 10‑K for the fiscal year ended December 31, 2025. During the year ended December 31, 2025, all awards granted were granted under the Company’s 2024 Equity Incentive Plan.
(4)	As of December 31, 2025, Mr. Miles held outstanding stock options covering 103,818 shares and did not hold any unvested stock awards.
(5)	Includes $200,000 paid to Mr. Miles for his general directorship activities, plus $50,000 for his directorship activities as Vice Chair, plus $25,000 for his directorship activities as Audit Committee Chair.
(6)	As of December 31, 2025, Mr. Cahir held outstanding stock options covering 200,091 shares and did not hold any unvested stock awards.
(7)	Includes $200,000 paid to Mr. Cahir for his general directorship activities, plus $25,000 for his directorship activities as Compensation Committee Chair.
(8)	As of December 31, 2025, Ms. Weakley held outstanding stock options covering 15,041 shares and unvested stock awards covering 1,773 shares.
(9)	Reflects the aggregate grant date fair value of stock awards computed in accordance with FASB ASC 718, excluding estimated forfeitures, granted to Ms. Weakley under our Agent Growth Incentive Program in connection with her role as an independent contractor real estate agent of eXp Realty, vesting over three years following the grant date, subject to continued service; specifically, stock awards having the following grant dates and grant date fair values: $400 on July 1, 2025, $8,008 on July 15, 2025, $206 on September 1, 2025, $410 on November 1, 2025; and $2,007 on November 15, 2025 which vested immediately.
(10)	Reflects a cash payment of $99,950 under our Revenue Share Plan, a real estate commission of $227,013, and $593 for Ms. Weakley’s discount under our Agent Equity Program, each in connection with her role as an independent contractor real estate agent of eXp Realty.
(11)	As of December 31, 2025, Ms. Pelosi held outstanding stock options covering 33,371 shares and did not hold any unvested stock awards.
(12)	Includes $200,000 paid to Ms. Pelosi for her general directorship activities, plus $25,000 for her directorship activities as Sustainability Committee Chair, $25,000 for her directorship activities as Nominating and Corporate Governance Committee Chair, and $44,804 for her membership in a special independent committee.
(13)	As of December 31, 2025, Mr. Reichheld held outstanding stock options covering 25,063 shares and did not hold any unvested stock awards.
(14)	Includes $200,000 paid to Mr. Reichheld for his general directorship activities.

We reimburse our non-employee directors for expenses incurred in connection with their directorship services, including attending Board and committee meetings, assisting with other Company business, such as meeting with potential officer and director candidates, as well as continuing director education. In limited circumstances, the Board may authorize additional compensation to directors for service on a special committee, in recognition of the time and responsibilities associated with such service.

Under our Revenue Share Plan, real estate professionals affiliated with the Company (including Ms. Weakley) are paid a portion of the Company’s commission for their contribution to Company growth, including transactions executed by the participant’s frontline qualifying active agents.

Under the Agent Growth Incentive Program, agents and brokers of the Company (including Ms. Weakley) receive RSUs (i) upon the agent’s or broker’s first completed transaction with the Company during specified anniversary years, cliff-vesting after three years, subject to continued service; (ii) upon the first completed transaction with the Company by an agent or broker whom the awarded agent or broker most influenced to join, cliff-vesting after three years, subject to continued service of both the awarded agent or broker and the influenced agent or broker; (iii) upon the agent or broker achieving non-reduced “capped status” during specified anniversary years, cliff-vesting after three years, subject to continued service; and (iv) upon the agent or broker achieving certain “ICON Agent” award requirements during specified anniversary years, cliff-vesting after three years or one year, subject to continued service, or vesting immediately, depending on the “ICON Agent” award type.

Ms. Weakley is a participant in the Company’s Revenue Share Plan, Agent Growth Incentive Program, and Agent Equity Program in her capacity as an independent contractor real estate agent of the Company, and not in her role as a director, and would continue to receive those benefits similar to other comparable agents and brokers affiliated with the Company even after ceasing her directorship services so long as she maintains an active real estate license and is not affiliated as an agent or broker with a competitive brokerage.

Executive Officers

The names of our executive officers and their ages, their positions with our Company, and other biographical information, as of the date of this proxy statement, are set forth below. Executive officers are appointed by our Board of Directors to hold office until their successors are elected and qualified and serve in such capacity until termination, resignation or change of job duties. There are no family relationships among our executive officers.

Name	Position	Age	Date First Elected, Appointed or Hired
Glenn Sanford	Director, Chairman, Chief Executive Officer (EXPI)	59	March 12, 2013
Jesse Hill	Chief Financial Officer	38	January 21, 2019
James Bramble	Chief Legal Counsel, General Counsel, and Corporate Secretary	56	March 18, 2019
Leo Pareja	Chief Executive Officer, eXp Realty	43	May 23, 2022
Wendy Forsythe	Chief Marketing Officer, eXp Realty	54	April 22, 2024

BUSINESS EXPERIENCE OF OUR EXECUTIVE OFFICERS

The following is a brief description of the business experience and education during at least the past five years of each executive officer, indicating the person’s principal occupation during that period, and the name and principal business of the organization in which such occupation and employment were carried out.

Glenn Sanford	Mr. Sanford’s business experience and education can be found under “Directors - Director Nominee Biographical Information.”
Jesse Hill

Mr. Hill joined eXp Realty as Senior Financial Analyst in January 2019. He was appointed eXp Realty’s Finance Manager in March 2020 and Director of Finance, Virbela/Frame in January 2021. In July 2021, Mr. Hill was appointed as Senior Director of Finance through November 2024 when he was promoted to VP, eXp Global & Corporate FP&A, a position he held until April 2025 when he was appointed Interim Chief Financial Officer of the Company. On July 1, 2025, Mr. Hill was appointed as Chief Financial Officer of the Company. Mr. Hill is responsible for leading and developing the Company’s global accounting, finance practices and procedures. He also ensures the preparation and analysis of all financial reports comply with applicable regulations.

Mr. Hill has over fifteen years of finance leadership experience spanning global FP&A, accounting, financial systems, and data analytics across large, complex, and geographically dispersed multinational businesses. Before joining the Company, Mr. Hill was a Senior Financial Analyst at General Motors Company (April 2018 – March 2019), a Financial Analyst II at Nissan Motor Corporation (January 2016 – April 2018), and held multiple finance roles at The Walt Disney Company (June 2011 – September 2014).

Mr. Hill holds a Bachelor of Science in Business Administration with a focus in Finance from the University of Central Florida. In October 2025, Mr. Hill completed the Emerging CFO Program through the Wharton Institute of Executive Education.

James Bramble

Mr. Bramble joined the Company as its Chief Legal Counsel and General Counsel on March 18, 2019. Mr. Bramble was appointed as the Company’s Corporate Secretary on October 1, 2019. As Chief Legal Counsel and General Counsel, Mr. Bramble oversees the company’s legal affairs, including corporate governance, litigation and compliance. Mr. Bramble has over 25 years of international business experience and has transformed the Company’s legal and compliance functions to empower an agent-centric, globally-scaled organization. Mr. Bramble is an active member of the Association of Corporate Counsel (ACC) and is a licensed real estate agent. Mr. Bramble champions eXtend a Hand, the Company’s affiliated charitable foundation and leverages his expertise in service of his community and on non-profit and private company boards.

Recently, Mr. Bramble served as Chief Legal Officer, General Counsel and Corporate Secretary at USANA, a producer of nutritional products, dietary supplements and skincare products, from February 1998 until 2018.

Mr. Bramble is a graduate of University of Utah where he obtained his B.S. (majoring in Political Science) and J.D.

Leo Pareja

Mr. Pareja joined the Company as its President of Affiliated Services in July 2022 and was subsequently promoted to Chief Strategy Officer, eXp Realty in November 2022. In April 2024, Leo Pareja was promoted to Chief Executive Officer, eXp Realty. As Chief Executive Officer, Mr. Pareja leads eXp Realty with a focus on enhancing its industry-leading agent-centric model, driving innovation, and optimizing organizational strategies to support sustainable growth and long-term success. Mr. Pareja brings more than 20 years of real estate experience and has been recognized as a top real estate agent in RealTrends’ The Thousand report, a No. 1 agent on the National Association of Hispanic Real Estate Professionals’ (“NAHREP”) Top 250 list and a 30 under 30 agent in Realtor® Magazine. Mr. Pareja co-founded one of the largest private lending companies on the U.S. East Coast, as well as a fast-growing Multiple Listing Service (“MLS”) technology vendor. He has served as founding president of NAHREP’s Metro D.C. chapter, and later as national president for the organization.

Prior to joining the Company, Mr. Pareja cofounded Remine, Inc. in January 2016, where he served as CEO and President until October 2021 when Remine, Inc. was acquired by MLS Technology Holdings, LLC, and Mr. Pareja transitioned to Chief Strategy Officer. While at Remine, Mr. Pareja oversaw and managed the creation and growth of the MLS technology suite of services, which served over 1,000,000 real estate professionals in North America.

Mr. Pareja is a graduate of George Mason University where he obtained his B.A. in Integrated Studies.

Wendy Forsythe

Wendy Forsythe joined eXp Realty as its Chief Marketing Officer in April 2024. In this role, she is responsible for developing and executing eXp Realty’s global marketing strategies, enhancing brand visibility, and empowering its agents worldwide. She oversees all aspects of marketing, including brand management, advertising, digital marketing, and public relations, with a focus on strengthening eXp Realty’s position as an industry leader.

Currently, Ms. Forsythe also acts as Chief Executive Officer of Believe Your Potential, LLC, a consulting firm focusing on executive leadership and marketing strategy. Prior to that, Ms. Forsythe was President of Compass’ California, Hawaii & Nevada region from October 2022 to October 2023, where she led regional operations supporting approximately 9,000 agents and over 300 regional staff. She was responsible for driving revenue, increasing agent retention, and expanding ancillary services such as title, escrow, and mortgage.

From September 2019 to October 2022, Ms. Forsythe served as Chief Strategy Officer at Fathom Holdings (Nasdaq: FTHM), overseeing strategic initiatives across its real estate, mortgage, title, insurance, and technology businesses. She played a key role in expanding Fathom Realty’s agent count, completing multiple acquisitions, and guiding the company through a successful IPO.

Previously, Ms. Forsythe was Chief Operating Officer at HomeSmart International from September 2017 to June 2019, leading the operations of a 16,000-agent brokerage network. Before that, she held executive roles at Carrington Real Estate Services, Better Homes and Gardens Real Estate (Realogy), and Royal LePage.

Ms. Forsythe earned her Bachelor of Business Administration with a focus on Marketing and Human Resources from Acadia University.

Compensation Discussion and Analysis

This Compensation Discussion and Analysis describes our compensation program for, and the decisions during the fiscal year ended December 31, 2025 regarding the compensation of, the below named executive officers (and their positions as of December 31, 2025) (our NEOs):

●	Glenn Sanford, Chief Executive Officer (eXp World Holdings, Inc.);
●	Kent Cheng, former Chief Accounting Officer (eXp Realty) and former Principal Financial Officer (eXp World Holdings, Inc.);
●	Jesse Hill, Chief Financial Officer and Principal Financial Officer (eXp World Holdings, Inc.);
●	James Bramble, Chief Legal Counsel, General Counsel, and Corporate Secretary (eXp World Holdings, Inc.);
●	Leo Pareja, Chief Executive Officer (eXp Realty); and
●	Wendy Forsythe, Chief Marketing Officer (eXp Realty).

Despite a stagnating U.S. real estate transaction environment, we continued to grow revenue during 2025, and maintained positive consolidated adjusted EBITDA (consolidated adjusted EBITDA is a non-GAAP measure; please see Appendix 1 of this Proxy Statement for a definition of this term and reconciliation with the most directly comparable GAAP measure). Our agent-centric model and value proposition, scale and superior efficiency enable us to invest in the success of our agents.

ADVISORY VOTE ON NEO COMPENSATION

We submit to our stockholders on an annual basis a proposal for a (non-binding) advisory vote to approve the compensation of our named executive officers for the prior fiscal year (“say-on-pay”). The Compensation Committee considers, among other things, the outcome of this vote when evaluating our compensation principles, designs and practices. At our 2025 Annual Meeting, our stockholders expressed strong support for our named executive officer compensation program for 2024, with approximately 99.5% percent of shares that voted cast in favor of approval of our compensation program for named executive officers. The Compensation Committee believes these results reflect our stockholders’ affirmation of our NEO compensation program, and, accordingly, the Compensation Committee made no changes to our NEO compensation program in response to this vote. Nevertheless, the Compensation Committee regularly reviews and adjusts the program as needed to ensure it remains competitive and aligned with the best interests of the Company and its stakeholders.

COMPENSATION-SETTING PROCESS

NEO compensation is reviewed regularly by the Compensation Committee and proposed to the Board as part of an ongoing, iterative process. The Compensation Committee reviews NEO compensation matters throughout the year, including in connection with quarterly meetings, and makes recommendations to the Board, which retains final decision-making authority with respect to NEO compensation other than the CEO.

In setting and reviewing NEO compensation, the Compensation Committee and the Board consider a range of qualitative and quantitative factors, including:

●	The design and internal consistency of the Company’s NEO compensation framework, including alignment across similarly situated roles and clarity in cash and equity components;
●	Market reference data derived from broad-based third-party and peer information in order to obtain a general understanding of current compensation practices;
●	The Company’s financial performance and progress against strategic and operational objectives;
●	The Company’s performance and positioning relative to industry peers;
●	Each executive’s scope of responsibilities, experience, leadership impact, and sustained contributions to the Company.

To date, the Company has not received advice from any compensation consultants regarding our NEO compensation setting process. During 2025, the Compensation Committee reviewed NEO compensation structure and practices across multiple meetings, with a particular focus on simplifying compensation design, improving predictability and transparency, and reinforcing long-term equity compensation as the primary mechanism for aligning NEO incentives with stockholder interests.

Except as specifically described herein, the Compensation Committee does not affirmatively set out in any given year, or with respect to any given NEO, to apportion compensation in any specific ratio among the various categories of compensation (i.e., between cash and non-cash compensation, short-term and long-term compensation, or between non-performance based and performance-based compensation). Rather, the Compensation Committee uses the principles described below, and the factors described for each category in the discussion that follows, as a guide in assessing the proper allocation among those categories. The Compensation Committee also does not formally “benchmark” compensation against peers. Rather, the Compensation Committee retains discretion to make adjustments based on the factors described above and considers competitive market practices as one factor in its deliberations.

OUR COMPENSATION PHILOSOPHY

Our NEO compensation program is designed to (1) attract, retain and incentivize leadership in a manner that is market-based and transparent, (2) promote retention, (3) drive and grow our business over the long-term, (4) support business continuity, and (5) reward our NEOs for delivering financial, operational and strategic results. We believe that the compensation of our NEOs accurately reflects their contributions to our growth and success, aligns with our annual financial results and the interests of our stockholders, and adheres to sound executive compensation policies and practices.

ELEMENTS OF INDIVIDUAL NEO COMPENSATION

In 2025, we structured the annual compensation of our NEOs using three key elements: base salary, discretionary cash bonus opportunities, and long-term equity incentive opportunities. In late 2025, the Compensation Committee recommended, and the Board approved, a cost-neutral change to our NEO compensation program that eliminated the discretionary cash bonus opportunity for non-CEO named executive officers beginning in 2026. To maintain overall market competitiveness and recognize the associated forfeiture of maximum bonus opportunities, the Committee approved corresponding increases to base salaries, resulting in a balanced, cost-neutral adjustment to target total direct compensation. As a result, beginning in 2026, the primary elements of compensation for our non-CEO NEOs will consist solely of base salary and long-term incentive opportunities. We believe this streamlined structure enhances the focus on sustainable long-term performance and more closely aligns our non-CEO NEOs’ interests with those of our stockholders.

BASE SALARY

Base salary represents the customary, fixed portion of NEO compensation intended to attract and retain talented individuals. Generally, we establish the initial base salaries of our NEOs through arm’s-length negotiation during hiring, which considers the officer’s relevant position, qualifications, experience, and the base salaries of our other executive officers. Our NEO base salaries are reviewed annually and adjusted as necessary or appropriate, taking into account the factors above and the Company’s performance, by the Compensation Committee and the Board.

Ms. Forsythe received a merit salary increase to $500,000 in her capacity as Chief Marketing Officer, effective February 15, 2025, prior to her appointment as an executive officer. In connection with her appointment as an executive officer, the Compensation Committee and the Board determined that her salary was competitive and consistent with the Company’s overall compensation philosophy and did not require adjustment.

In connection with Mr. Hill’s appointment as Interim Chief Financial Officer effective April 1, 2025, the Compensation Committee recommended, and the Board approved, an adjustment to Mr. Hill’s annual cash compensation from a base salary of $200,000 with a 25% target annual bonus opportunity to an annual base salary of $450,000 with no annual bonus opportunity. The Compensation Committee and the Board determined that the adjustment was fair and reasonable in light of several factors, including the interim nature of the appointment pending the search for a permanent Chief Financial Officer, and their view that the compensation structure appropriately balanced fiscal responsibility with the need to ensure leadership continuity and financial stability. In addition, the Compensation Committee and the Board determined that the adjustment was consistent with the anticipated elimination of annual bonus opportunities for non-CEO named executive officers, as described above. In connection with Mr. Hill’s appointment to permanent Chief Financial Officer on July 1, 2025, the Compensation Committee recommended, and the Board approved, an increase in Mr. Hill’s annual base salary to $600,000. In making this adjustment, the Compensation Committee and the Board considered the increased scope, complexity, and visibility of Mr. Hill’s responsibilities in connection with his role as the Company’s permanent Chief Financial Officer. The Compensation Committee and the Board further determined that the approved compensation level was consistent with the Company’s NEO compensation philosophy, reflecting Mr. Hill’s internal advancement, demonstrated performance, and expanded leadership responsibilities, and remains aligned with the guiding principles of pay simplicity, long-term value creation, and fiscal discipline.

Except as described above, no other changes to base salaries were deemed warranted at the time of the 2025 annual review; provided, however, that Compensation Committee determined to continue its evaluation of executive compensation on an ongoing basis and recognizes that adjustments may be made in the future as roles, responsibilities, performance, market conditions, and the Company’s strategic priorities continue to evolve.

The year-end annualized base salaries of our NEOs for 2025 and 2024 were:

Named Executive Officer	2025 Base Salary	2024 Base Salary	Percentage Change
Glenn Sanford	$1,575,000	$1,575,000	0%
Kent Cheng(2)	$400,000	$400,000	0%
Jesse Hill(3)	$600,000	$200,000	200%
James Bramble	$483,000	$483,000	0%
Leo Pareja	$750,000	$750,000	0%
Wendy Forsythe(4)	$500,000	$350,000	43%

(1)	Unless otherwise indicated, salaries reported represent effective salaries as of December 31, 2025.
(2)	Mr. Cheng ceased employment as Principal Financial Officer on March 31, 2025. To ensure an effective and smooth transition, the Company entered into an amendment to Mr. Cheng's offer letter dated March 6, 2020, pursuant to which

Mr. Cheng agreed to serve as a strategic advisor to the Company through August 31, 2025, during which period his compensation terms remained the same.
(3)	Mr. Hill was appointed as Interim Chief Financial Officer effective April 1, 2025 and permanent Chief Financial Officer effective June 30, 2025.
(4)	Ms. Forsythe was appointed as an executive officer in her capacity as Chief Marketing Officer effective February 22, 2025.

ANNUAL AND OTHER CASH BONUS OPPORTUNITIES

During 2025, our NEOs, except for Messrs. Sanford and Hill, were eligible to participate in the Company’s discretionary annual cash bonus program, described below. Mr. Sanford is eligible to receive quarterly revenue share cash bonuses in connection with his employment, as described below.

Sanford Cash Bonus: During each calendar quarter of his ongoing employment service, Mr. Sanford is eligible to receive a cash bonus. In determining such bonus, the Company takes into account, as one factor, the amount that his revenue share, were Mr. Sanford still participating in the Company’s Revenue Share Plan, exceeds his salary during such calendar quarter, subject to the Company’s revenue growing 30% annually, as determined in the Board’s discretion. Mr. Sanford is not eligible to receive any additional cash bonuses. When establishing this bonus opportunity, the Board considered that Mr. Sanford’s revenue share would continue even after ceasing to be an employee of the Company.

As part of the Compensation Committee’s 2025 review of executive compensation, the Committee reviewed Mr. Sanford’s bonus eligibility and the structure of this arrangement and determined that no changes were warranted at that time. The Compensation Committee continues to evaluate Mr. Sanford’s overall compensation as part of its ongoing review of executive compensation and may recommend adjustments in the future as circumstances evolve.

During 2025, Mr. Sanford did not receive any quarterly revenue share cash bonuses as the Company did not achieve 30% annual revenue growth during any period.

Cheng PFO Cash Bonus: As previously disclosed, the Board approved a $10,000 monthly cash bonus for Kent Cheng in connection with his assumption of the additional role of Principal Financial Officer, effective December 1, 2023. That bonus continued during 2025 on the same terms and was paid through March 31, 2025, at which time Mr. Cheng’s service as Principal Financial Officer concluded. This bonus automatically ceased upon the end of Mr. Cheng’s service in that role.

Named Executive Officer	2025 Bonus Payment
Kent Cheng	$ 30,000

Annual Cash Bonus Program: During 2025, our discretionary annual cash bonus program, paid quarterly, was an “at-risk” component of our NEO compensation program that was designed to motivate our NEOs’ to contribute to Company success. The aggregate annual bonus amount that each participating NEO could earn is negotiated in each NEO’s offer letter as a percentage of his or her base salary and could be adjusted upon determination by the Board from time-to-time. The targets were not changed in 2025. Annual bonuses were paid in equal quarterly installments, following review and approval by the Compensation Committee each quarter. The Compensation Committee retains full discretion to determine annual bonus outcomes based on overall assessment of Company and individual performance. The evaluations are inherently holistic, incorporating factors such as the quality and sustainability of results, leadership effectiveness, strategic impact, and the creation of long‑term value for stockholders. This flexible framework enables informed judgments that align compensation outcomes with the Company’s performance trajectory and pay philosophy.

During 2025, the Compensation Committee determined that each NEO satisfied the conditions to receive quarterly bonuses at 100% of target. The aggregate quarterly target bonus payment amounts for 2025 and actual aggregate quarterly bonus payment amounts earned in 2025 are set forth below:

	Target 2025
	Bonus Opportunity (as
	a percentage of base	Target 2025 Bonus
Named Executive Officer	salary)	Opportunity	2025 Bonus Payment(1)
Kent Cheng(2)	50%	$100,000	$100,000
Jesse Hill(3)	25%	$12,500	$12,500
James Bramble	50%	$241,500	$241,500
Leo Pareja	50%	$375,000	$375,000
Wendy Forsythe(4)	50%	$192,938	$192,938

(1)	Excludes bonus payments made to named executive officers in 2025 which were earned in 2024, and includes bonus payments made to named executive officers in 2026 which were earned in 2025.
(2)	As described above, Mr. Cheng ceased employment as Principal Financial Officer on March 31, 2025.
(3)	As described above, Mr. Hill was appointed as Chief Financial Officer on April 1, 2025 and ceased to qualify for any bonus opportunity as of that date.
(4)	As described above, Ms. Forsythe was appointed as an executive officer in her capacity as Chief Marketing Officer on February 22, 2025.

The target bonus payment amounts as a percentage of base salary for 2025 and 2024 are set forth below:

Named Executive Officer	Fiscal 2025 Target	Fiscal 2024 Target
Kent Cheng	50%	50%
Jesse Hill	25%	25%
James Bramble	50%	50%
Leo Pareja	50%	50%
Wendy Forsythe	50%	50%

Employee Recruitment Bonus Program: During 2025, the Company maintained an employee referral program designed to encourage the recruitment of qualified candidates for full-time positions. Under this program, eligible employees may receive a $1,000 cash bonus for referring a candidate who is hired through the employee’s custom Jobvite posting and remains employed with the Company for at least 90 days. Contractors and former employees (rehired individuals) are not eligible to participate, and referrals must be submitted prior to the candidate’s application for employment. During 2025, Mr. Hill received a $1,000 cash bonus under this program.

LONG-TERM INCENTIVE COMPENSATION (EQUITY AWARDS)

The Compensation Committee and our Board believe long-term equity compensation is in the best interests of the Company and our stockholders because it is an effective way to focus our NEOs on driving increased stockholder value over a multi-year period, provides a reward for appreciation in our stock price and long-term value creation, and motivates our NEOs to remain employed with us.

Equity Award Grant Practices:

During 2025, the Board continued its established approach to long-term equity compensation for named executive officers, granting a combination of time-based RSUs and stock options. This approach reflects the Board’s view that a balanced equity mix appropriately aligns executive incentives with long-term stockholder value creation, sustained Company performance, and continued service.

The Compensation Committee influences NEO long-term equity compensation, recommending awards to the Board for approval. In making these recommendations, the Compensation Committee considers the potential dilutive effects to stockholders, industry practices, outstanding equity holdings of each NEO, stock-based compensation expense, and long-term incentive compensation trends. Further, the Board evaluates the mix, timing, and size of equity awards in light of each executive’s role, responsibilities, and scope of impact, as well as the Company’s long-term strategy and equity overhang considerations. Equity awards are generally subject to multi-year vesting requirements designed to promote long-term alignment and retention. All 2025 equity compensation grants are governed by and administered under the 2024 Equity Incentive Plan.

The Company’s practice for initial equity grants for NEOs provides a blend of stock option awards and restricted stock units, which typical vest monthly or quarterly in equal installments over a three-year period. Initial grants are made in order to attract highly talented individuals, compensate them for equity compensation opportunities forfeited at their prior employers, if applicable, and to immediately focus them on driving increased stockholder value over a multi-year period. Initial NEO grants are typically made upon the date of hire. Depending on Board discretion and considerations unique to each NEO, NEOs may also receive additional annual equity awards commencing after their initial equity awards have fully vested. Such grants are typically intended to renew the incentive and retention power of long-term equity incentives as outstanding awards vest, and to allow us to review and, if in our best interests, recalibrate our long-term incentive program on an annual basis. NEOs may also receive off-cycle stock grants in lieu of annual or recurring grants when necessary to address retention risks, recognize extraordinary contributions, or align incentives with evolving Company goals.

Glenn Sanford Award Compensation:

In 2023, the Board approved a long-term incentive equity award for Mr. Sanford in order to incentivize and retain his services and align with industry trends. This award covered 167,500 shares, vesting in three equal installments on each one-year anniversary of the grant date over three years, subject to continued service, provided that, in each case, the Company’s market cap weighted stock price appreciation over an annual measurement period exceeds the average market cap weighted stock price appreciation over the same period of the following peer companies: RE/MAX Holdings, Inc. (RMAX), Compass, Inc. (COMP), Redfin Corp. (RDFN), and Anywhere Real Estate Inc. (HOUS). If, at any time during a measurement period, any peer company ceases to be publicly traded, such company will be excluded from the comparison for periods following the date it ceases to be publicly traded, and the performance comparison will be based solely on the remaining publicly traded peer companies. If the performance condition is not met in a given year, the corresponding tranche is forfeited, and any remaining unvested tranches continue to be eligible for vesting in subsequent years based on performance during those periods.

For the first measurement period, covering the period from September 28, 2023 through September 27, 2024, the Company’s market capitalization weighted stock price appreciation did not exceed the average market capitalization weighted appreciation of the peer group. As a result, the first tranche of 55,833 options did not vest and was forfeited.

For the second vesting tranche, the Company’s stock price appreciation was calculated from the first anniversary of the grant date through the second anniversary and compared against the average market cap weighted stock price appreciation of the peer group, and the results were as follows:

Metric	Peer Average(1)	Company(2)	Performance Achieved?
Stock Price Appreciation	13.6%	(6.5)%	No

(1)	Average market cap weighted stock price appreciation from September 28, 2024 to September 27, 2025 of RE/MAX Holdings, Inc. (RMAX), Compass, Inc. (COMP), and Anywhere Real Estate Inc. (HOUS). Redfin Corp. (RDFN) was excluded due to its acquisition by Rocket Companies in July 2025.
(2)	Company’s market cap weighted stock price appreciation from September 28, 2024 to September 27, 2025.

As the Company’s market cap weighted stock price appreciation did not exceed the peer group’s average market cap weighted stock price appreciation during the performance period, the second 1/3 installment of the option grant (55,833 shares) did not vest and were forfeit.

2025 NEO Award Compensation:

During 2025, the Board continued to utilize time-based equity awards as a core component of long-term incentive compensation, with vesting schedules designed to promote alignment with long-term stockholder value and continued service.

In connection with her appointment as an executive officer in her capacity as Chief Marketing Officer on February 22, 2025, Ms. Forsythe received a one-time equity award consisting of RSUs with a grant-date fair value of approximately $400,000. The RSUs vest in equal quarterly installments over a four-year period following the grant date, subject to continued service.

In connection with his appointment as Interim Chief Financial Officer and Principal Financial Officer effective April 1, 2025, Mr. Hill received a one-time equity award consisting of (i) stock options with a grant-date fair value of approximately $150,000 and (ii) RSUs with a grant-date fair value of approximately $150,001. The stock options vest in equal quarterly installments over a three-year period following the grant date, subject to Mr. Hill’s continued service. The RSUs vest quarterly over a three-year period, with 30% vesting during the first year, 30% vesting during the second year, and the remaining 40% vesting during the third year, in each case subject to continued service.  Following Mr. Hill’s subsequent appointment as permanent Chief Financial Officer in June 2025, the Board approved an additional equity award under the Company’s 2024 Equity Incentive Plan with an aggregate target value of $923,750, consisting of (i) stock options with a grant date fair value of approximately $692,812 and (ii) RSUs with a grant date fair value of approximately $230,938. The stock options vest in equal quarterly installments over a three-year period following the grant date, subject to continued service. The RSUs vest in equal quarterly installments over a three-year period, subject to continued service. In approving the permanent Chief Financial Officer equity awards, the Compensation Committee and the Board considered the equity awards previously granted to Mr. Hill in connection with his interim Chief Financial Officer appointment and structured the permanent Chief Financial Officer equity awards to reflect his expanded responsibilities and long-term role while maintaining alignment with the Company’s compensation philosophy and overall equity usage.

In April 2024, as part of Mr. Pareja’s promotion to Chief Executive Officer of eXp Realty, the Board approved four annual RSU awards with a grant date fair value of approximately $325,000 each, contingent on continued service, each vesting in equal quarterly installments over a one-year period following the grant date. These equity awards were designed to align Mr. Pareja’s compensation with his expanded responsibilities, comparison data, and the Company’s performance goals, ensuring his focus on driving long-term stockholder value. The Board approved the equity compensation package to ensure alignment with peer and industry practices and support Mr. Pareja’s ongoing contributions to the Company. Mr. Pareja received the second RSU award on May 6, 2025.

In the fourth quarter of 2025, the Compensation Committee completed its annual review of equity compensation for Messrs. Sanford, Hill, Bramble, Pareja, and Forsythe. The Compensation Committee determined that existing equity compensation arrangements remained appropriate at that time and recommended to the Board that no additional equity awards be granted to the other named executive officers during 2025. The Compensation Committee continues to evaluate the Company’s executive equity compensation program on an ongoing basis and may recommend changes in future periods as roles, responsibilities, performance, market conditions, and the Company’s strategic priorities evolve.

The below table depicts those equity awards that the Compensation Committee determined and recommended our Board approve, and the Board approved, to our NEOs during the year ended December 31, 2025:

	RSUs	Stock Option Awards
Named Executive Officer	(number of shares)	(number of shares)
Jesse Hill	38,011	152,810
Leo Pareja	37,486	-
Wendy Forsythe	36,597	-

HEALTH AND WELFARE BENEFITS

Our NEOs are eligible to participate in our employee benefit programs on the same basis as our other full-time, salaried employees. These benefits include a 401(k) plan, with the Company matching up to 4% of each participant’s eligible compensation, medical (including a medical waiver reimbursement of $100 per paycheck if he/she declines to use Company coverage), dental and vision benefits, disability insurance, employee assistance program (EAP), basic life insurance coverage, health savings accounts, accidental death and dismemberment insurance, and a monthly technology reimbursement of $50, as well as employer-paid wellness benefits, including employee subscriptions to the Calm®, Noom®, and Vitality® mobile applications. We design our employee benefits programs to be affordable and competitive in relation to the market, as well as compliant with applicable laws and practices.

We adjust our employee benefits programs as needed based upon regular monitoring of applicable laws and practices and the competitive market. We believe these benefits are necessary to be competitive within our industry and the expense of these programs is offset by their attraction and retention value.

EXP’S EQUITY GRANT POLICY FOR EXECUTIVE OFFICERS

Equity grants made to the CEO or other Section 16 officers must be approved by the Board.

Timing of grants. Equity awards are discretionary and are generally granted to our named executive officers in connection with hiring, a promotion or subsequent to the Compensation Committee’s annual compensation review. Neither the Board nor the Compensation Committee take material nonpublic information into account when determining the timing and terms of equity awards. The Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Option exercise price. The exercise price of a newly granted option (i.e., not an option assumed or substituted in connection with an acquisition) is the closing price of the Company’s common stock on the Nasdaq stock market on the date of grant.

Except as set forth below, during 2025, no option was granted to an NEO within four business days before or one business day after the Company filed a Form 10-Q, Form 10-K, or filed or furnished a Form 8-K that discloses material nonpublic information.

					Percentage Change
					in the Closing Market
					Price of the Securities
					Underlying the Award
					Between the Trading
					Day Ending Immediately
					Prior to the Disclosure
					of Material Nonpublic
					Information and the
					Trading Day Beginning
		Number of	Exercise Price	Grant Date	Immediately Following
		Securities Underlying	of the	Fair Value of	Disclosure of Material
Name	Grant Date	the Award	Award ($/Sh)	the Award	Nonpublic Information
Jesse Hill	March 14, 2025	(1) 28,030	9.69	150,001	4.05%	(2)
	August 5, 2025	124,780	10.25	692,866	-4.79%

(1)	Mr. Hill was not an executive officer on the grant date.
(2)	With respect to those certain Current Reports on Form 8-K filed on behalf of the Company on March 14, 2025 and March 17, 2025.

SPECIAL AND OTHER BENEFITS

In general, we do not view perquisites or other personal benefits as a significant component of our NEO compensation program. No NEOs received material perquisites or other personal benefits during 2025 that were not provided to our employees generally.

EXECUTIVE EMPLOYMENT TERMS

We have entered into written offer letters with certain of our NEOs, but each of our NEOs is at-will and do not have employment contracts with guaranteed terms of employment. In filling NEO positions, we recognize that we have to develop competitive compensation packages to attract qualified candidates in a dynamic labor market.

●	Mr. Sanford: Mr. Sanford is the founder of the Company, and currently the CEO of the Company, and no formal offer letter or engagement letter was entered into between Mr. Sanford and the Company. Mr. Sanford’s current annual base salary is $1,575,000. As described in this Compensation Discussion and

Analysis and the Executive Compensation Tables that follow, subject to the Board’s discretion, Mr. Sanford is eligible to receive certain cash bonus compensation and long-term incentive awards.
●	Mr. Cheng: As described in this Compensation Discussion and Analysis and the Executive Compensation Tables that follow, Mr. Cheng’s employment with the Company as Chief Accounting Officer and Principal Financial Officer terminated on March 31, 2025.
●	Mr. Hill: We entered into an offer letter with Mr. Hill, effective May 21, 2022, to serve as a Senior Financial Analyst. After several other internal promotions between 2022 and 2025, in April 2025, Mr. Hill was promoted to Interim Chief Financial Officer and then permanent Chief Financial Officer in June 2025. Mr. Hill’s annual base salary as of January 1, 2026 is $600,000. As described in this Compensation Discussion and Analysis and the Executive Compensation Tables that follow, Mr. Hill has received long-term incentive awards.
●	Mr. Bramble: We entered into an offer letter with Mr. Bramble, effective March 12, 2019, to serve as our Chief Counsel. In October 2019, Mr. Bramble assumed the additional role of Corporate Secretary. Mr. Bramble’s annual base salary as of January 1, 2026 is $695,102. As described in this Compensation Discussion and Analysis and the Executive Compensation Tables that follow, during 2025 and subject to his contribution to Company growth, Mr. Bramble was eligible to receive certain annual cash bonus compensation. Pursuant to the terms of his offer letter, Mr. Bramble is eligible to receive a payment equal to four months’ of base salary in the event Mr. Bramble’s employment is terminated by the Company without cause which would be paid lump-sum, contingent on the effectiveness of a release of claims in favor of the Company.
●	Mr. Pareja: We entered into an offer letter with Mr. Pareja, effective May 21, 2022, to serve as our President of eXp Realty Affiliated Services. In November 2022, Mr. Pareja was promoted to Chief Strategy Officer, eXp Realty. In April 2024, Mr. Pareja was promoted to Chief Executive Officer, eXp Realty. Mr. Pareja’s annual base salary as of January 1, 2026 is $1,062,500. As described in this Compensation Discussion and Analysis and the Executive Compensation Tables that follow, during 2025 and subject to his contribution to Company growth, Mr. Pareja was eligible to receive certain annual cash bonus compensation.
●	Ms. Forsythe: We entered into an offer letter with Ms. Forsythe, effective April 22, 2024, to serve as Chief Marketing Officer, eXp Realty. In February 2025, Ms. Forsythe was appointed as an executive officer in her capacity as Chief Marketing Officer, eXp Realty. Ms. Forsythe’s annual base salary as of January 1, 2026 is $750,000. As described in this Compensation Discussion and Analysis and the Executive Compensation Tables that follow, during 2025 and subject to her contribution to Company growth, Ms. Forsythe was eligible to receive certain annual cash bonus compensation.

RESIGNATION, RETIREMENT, OTHER TERMINATION, OR CHANGE IN CONTROL ARRANGEMENTS

We provide limited termination and change in control benefits to remain competitive in attracting and retaining executives. In the event of employment termination:

●	Mr. Sanford’s revenue share would continue even after ceasing to be an employee of the Company, consistent with the Company’s practice for all revenue share participants that have been with the Company for at least three (3) years; and
●	Per his offer letter, Mr. Bramble is eligible to receive a severance payment of up to four months’ of base salary in the event Mr. Bramble’s employment is terminated by the Company without cause.

Additionally, any option awards granted to employees, including current NEOs, may be exercised: (i) for 90 days after termination of employment, (ii) for 12 months after death (if death occurred during employment or during the 90 days after termination), and (iii) for 6 months after certain events of disability (if such disability occurred during employment), but in each case only to the extent such option(s) would have been exercisable by such person on the date of termination, death or disability. Pursuant to the terms of the Company’s 2015 Equity Incentive Plan and 2024 Equity Incentive Plan, the Board may, but is not obligated to, accelerate, vest, cancel for fair value, or issue substitute awards for any option awards upon a change of control.

There are no other arrangements for resignation, retirement, termination, or change in control arrangements (including, without limitation, severance, non-401(k)-retirement or pension benefits) with any current NEOs in their capacity as such.

Clawback Policy

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (Dodd-Frank Act), we maintain a claw back policy, which requires that certain incentive compensation paid to any current or former executive officer, including our NEOs, will be subject to recoupment if (x) the incentive compensation was calculated based on financial statements that were required to be restated due to material noncompliance with financial reporting requirements (including both “Big R” and “little r” restatements), without regard to any fault or misconduct, and (y) that noncompliance resulted in overpayment of the incentive compensation within the three fiscal years preceding the fiscal year in which the restatement was required. Incentive compensation subject to the claw back policy consists of compensation that is granted, earned or vested based wholly or in part upon the attainment of a financial reporting measure (as defined in the rules implementing such requirement), including stock price and total shareholder return, on and after October 2, 2023.

Anti-Hedging and Anti-Pledging Policies

Certain transactions in our securities (such as short sales, hedging, and transactions in derivatives) create a heightened compliance risk or could create the appearance of misalignment with our stockholders. In addition, securities that are pledged as collateral or held in a margin account create a risk of being sold without consent if the owner fails to meet a margin call or defaults on the secured obligation, thus creating the risk that a sale may occur at a time when a person is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Our insider trading policy prohibits all Company insiders, including our directors, from engaging in short sales, derivative securities transactions, including hedging, with respect to Company securities, and from pledging Company securities as collateral.

Tax and Accounting Considerations

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

Section 162(m) of the Internal Revenue Code (the “Code”) generally places a $1 million annual deduction limit on compensation paid to “covered employees,” which includes certain current and former named executive officers. Our Board and Compensation Committee may, in their discretion, recommend and authorize, as applicable, compensation payments that may or may not be deductible by the Company when we believe such payments are appropriate to attract, retain or motivate executive officers. During 2025 a portion of the compensation paid to our named executive officers was not deductible under Section 162(m) of the Code.

ACCOUNTING FOR STOCK-BASED COMPENSATION

We follow FASB ASC Topic 718 for our stock-based compensation awards. FASB ASC Topic 718 requires us to measure and recognize the compensation expense for all share-based payment awards made to our employees and non-employee members of our Board, including options to purchase shares of our common stock and other stock awards, based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the executive compensation tables required by the federal securities laws, even though the recipient may never realize any value from such awards.

TAXATION OF “PARACHUTE” PAYMENTS AND DEFERRED COMPENSATION

We do not provide our NEOs with a “gross-up” or other reimbursement payment for any tax liability that he or she might owe as a result of the application of Sections 280G, 4999, or 409A of the Code. Sections 280G and 4999 of the Code generally provide that executive officers and directors who hold significant equity interests in our Company, and certain other service providers, may be subject to an excise tax if they receive payments or benefits in connection with a change in control of our Company that exceeds certain prescribed limits, and that the Company, or a successor, may forfeit a deduction on the amounts subject to this additional tax. Section 409A of the Code also imposes additional significant taxes on an executive officer, director or other service provider to the Company in the event that he or she receives “deferred compensation” that does not meet certain requirements of Section 409A of the Code.

Risks Relating to our Compensation Policies and Practices

Our Board and Compensation Committee consider various factors in developing our compensation program, including any negative impacts on the Company resulting therefrom. In establishing and reviewing the Company’s compensation programs for risk, the Board and Compensation Committee consider features that mitigate against potential risks, such as fixed base salaries; clawbacks for our cash and equity incentives contingent on financial performance; and the quantity and mix of long-term performance-based and time-based equity incentives. In its annual review, the Board and Compensation Committee concluded that the Company’s compensation programs and policies continue to provide an effective and appropriate mix of incentives to help ensure performance is focused on long-term stockholder value creation, and do not encourage short-term risk taking at the expense of long-term results or create risks that are reasonably likely to have a material adverse effect on the Company.

Report of the Compensation Committee of the Board

The Compensation Committee of the Company has reviewed and discussed with management the “Compensation Discussion and Analysis” section included in this Proxy Statement, and based on such review and discussion, the Compensation Committee recommended to our board of directors that this “Compensation Discussion and Analysis” section be included in this Proxy Statement.

Respectfully submitted,

Dan Cahir, Chair

Randall Miles

Fred Reichheld

Executive Compensation Tables

The following table sets forth information regarding the compensation awarded to, earned by, or paid to each of the named executive officers in accordance with SEC rules.

2025 SUMMARY COMPENSATION TABLE

							Stock	Option	All Other
Name and Principal			Salary		Bonus		Awards(1)	Awards(2)	Compensation		Total
Position	Year		($)		($)		($)	($)	($)		($)
Glenn Sanford	2025		1,575,000		-		-	-	126	(3)	1,575,126
Chief Executive Officer	2024		1,516,444		-		-	-	200		1,516,644
and Chairman of the Board	2023		1,506,251		81,040		2,779,500	3,424,288	137		7,791,216
Kent Cheng	2025	(4)	266,154		130,000	(5)	-	-	11,378	(6)	407,532
Former Chief Accounting	2024		385,682		324,979		-	-	13,036		723,697
Officer and	2023		386,851		193,424		-	888,437	10,403		1,479,115
Financial Officer
Jesse Hill	2025	(7)	466,539	(8)	12,500	(8)	380,944	842,866	4,898	(9)	1,707,746
Chief Financial Officer and
Principal Financial Officer
James Bramble	2025		473,712		241,500		-	-	15,283	(10)	730,494
Chief Legal Counsel, General Counsel	2024		434,916		212,102		-	-	14,578		661,596
and Corporate Secretary	2023		406,000		203,000			1,332,656	11,973		1,953,629
Leo Pareja	2025		735,577		375,000		325,004	-	13,596	(11)	1,449,177
Chief Strategy Officer, eXp Realty	2024		689,423		312,500		325,009	1,309,795	14,230		2,650,957
	2023		451,923		225,000			888,437	10,184		1,575,544
Wendy Forsythe	2025	(12)	473,269		192,938		373,289	-	12,479	(13)	1,051,975
Chief Marketing Officer, eXp Realty

(1)	In accordance with SEC rules, the amounts shown reflect the aggregate grant date fair value of stock awards granted to NEOs during 2025, computed in accordance with FASB ASC 718, excluding the impact of forfeitures. The grant date fair value for RSUs is measured based on the closing price of the Company’s common stock on the date of grant. The assumptions used in the valuation of the stock awards are consistent with the valuation methodologies specified in Note 9 – Stockholders’ Equity to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. Stock award vesting for the person listed is contingent on continued service. Please see 2025 NEO Award Compensation above for more details on the stock awards granted in 2025.
(2)	In accordance with SEC rules, the amounts shown reflect the aggregate grant date fair value of stock option awards granted to NEOs during the covered year, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, excluding the impact of forfeitures. The grant date fair value for stock option awards is measured based on the closing price of the Company’s common stock on the date of grant. The assumptions used in the valuation of the stock options granted in 2025 are consistent with the valuation methodologies specified in Note 9 – Stockholders’ Equity to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. Please see 2025 NEO Award Compensation above for more details on the option awards granted in 2025.
(3)	Consists of $126 in life insurance premiums paid by the Company on behalf of Mr. Sanford.
(4)	Mr. Cheng’s employment as Principal Financial Officer ceased on March 31, 2025, and his employment with the Company ceased on September 5, 2025. To ensure an effective and smooth transition, on March 5, 2025, the Company entered into an amendment to Mr. Cheng’s offer letter dated March 6, 2020, pursuant to which Mr. Cheng agreed to serve as a strategic advisor to the Company through August 31, 2025. His employment terms, including compensation and benefits, continued in such role until his termination on August 31, 2025.
(5)	Consists of $100,000 in discretionary quarterly cash bonus (see “Compensation Discussion and Analysis – Quarterly and Other Cash Bonuses”) and $30,000 in principal financial officer cash bonus (see “Compensation Discussion and Analysis – Quarterly and Other Cash Bonuses”).
(6)	Consists of $89 in life insurance premiums paid by the Company and $11,289 in Company 401(k) contributions on behalf of Mr. Cheng.
(7)	Mr. Hill was appointed Interim Chief Financial Officer on April 1, 2025 and Chief Financial Officer on July 1, 2025.
(8)	Reflects Mr. Hill’s mid-year compensation increases in April and July 2025.
(9)	Consists of $158 in life insurance premiums paid by the Company, $3,740 in Company 401(k) contributions on behalf of Mr. Hill, and a $1,000 bonus for recruiting an employee.
(10)	Consists of $131 in life insurance premiums paid by the Company, $1,040 in employer-paid health savings account contributions, and $14,111 in Company 401(k) contributions on behalf of Mr. Bramble.
(11)	Consists of $173 in life insurance premiums paid by the Company and $13,423 in Company 401(k) contributions on behalf of Mr. Pareja.

(12)	Ms. Forsythe was appointed as an executive officer on February 22, 2025. Reflects mid-year salary increase in February 2025.
(13)	Consists of $158 in life insurance premiums paid by the Company and $12,321 in Company 401(k) contributions on behalf of Ms. Forsythe.

2025 GRANTS OF PLAN-BASED AWARDS TABLE

The following table provides information with respect to grants of plan-based awards to the named executive officers for the year ended December 31, 2025:

			Estimated future			All Other	All Other
			payouts under equity			Stock	Option	Exercise
			plan awards(1)			Awards:	Awards:	Price or	Grant Date
						Number of	Number of	Base Price	Fair Value of
						Shares of	Securities	of Option	Stock and
						Stock or	Underlying	Awards	Option
Name	Approval Date	Grant Date	Threshold (#)	Target (#)	Maximum (#)	Units	Options (#)	($/Sh)	Awards ($)(2)
Jesse Hill	March 13, 2025	March 14, 2025	-	-	-	15,480	-	-	150,001
	March 13, 2025	March 14, 2025	-	-	-	-	28,030	9.69	150,000
	June 30, 2025	August 5, 2025	-	-	-	22,531	-	-	230,943
	June 30, 2025	August 5, 2025	-	-	-		124,780	10.25	692,866
Wendy Forsythe	February 24, 2025	February 24, 2025	-	-	-	36,597	-	-	373,289
Leo Pareja	April 3, 2024	May 6, 2025	-	-	-	37,486	-	-	325,004

(1)	Please see 2025 NEO Award Compensation above for more details on the stock awards and option awards granted in 2025. All equity awards were made under the 2024 Equity Incentive Plan.
(2)	In accordance with SEC rules, the amounts shown for option awards reflect the aggregate grant date fair value of stock option awards granted to NEOs during 2025, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, excluding the impact of estimated forfeitures. The grant date fair value for stock option awards is measured based on the closing price of the Company’s common stock on the date of grant. The amounts shown for stock awards reflect the aggregate grant date fair value of stock awards granted to our NEOs in fiscal 2025, as computed in accordance with FASB 718, excluding the impact of estimated forfeitures. The assumptions used in the valuation of the restricted stock and stock options are consistent with the valuation methodologies specified in Note 9 – Stockholders’ Equity to our consolidated financial statements included in our Annual Report on Form 10 K for the fiscal year ended December 31, 2025.

OUTSTANDING EQUITY AWARDS AS OF DECEMBER 31, 2025

The following table provides information regarding the equity awards outstanding as of December 31, 2025 held by each of our named executive officers:

		Option Awards								Stock Awards

						Equity Incentive
						Plan Awards:						Market
		Number of		Number of		Number of				Number of		Value of
		Securities		Securities		Securities				Shares or		Shares or
		Underlying		Underlying		Underlying				Units of		Units of
		Unexercised		Unexercised		Unexercised		Option	Option	Stock that		Stock that
		Options (#)		Options (#)		Unearned		Exercise	Expiration	have not		have not
Name		Exercisable		Unexercisable		Options (#)		Price ($)	Date	Vested (#)		Vested ($)
Glenn Sanford		959,744	(1)	-		-		9.94	7/31/2030	-		-
		750,000	(1)	-		-		9.94	7/31/2030	-		-
		113,393	(2)	35,759	(2)	-		16.35	9/28/2033	-		-
		12,232	(2)	6,116	(2)	-		17.99	9/28/2028	-		-
		-		-		55,833	(3)	16.35	9/28/2033	-		-
Kent Cheng	(4)	-		-		-		-	-	-		-
Jesse Hill		886	(5)	-		-		5.37	3/31/2029	-		-
		4,000	(6)	-		-		39.72	6/24/2031	-
		6,875	(7)	3,125		-		11.06	3/9/2033	-
		7,008	(8)	21,022	(8)	-		9.69	3/14/2035	11,997	(9)	108,573
		10,398	(10)	114,382	(10)	-		10.25	8/5/2035	20,653	(11)	186,910
James Bramble		38,000	(12)	-		-		5.32	3/17/2029	-		-
		20,000	(13)	-		-		29.50	10/9/2030	-		-
		93,750	(14)	56,250	(14)	-		14.46	5/19/2033	-		-
Leo Pareja		87,500	(15)	12,500	(15)	-		13.85	5/23/2032	-		-
		62,500	(16)	37,500	(16)	-		14.46	5/19/2033	-		-
		71,797	(17)	119,662	(17)	-		11.97	5/6/2034	-		-
		-		-		-		-	-	18,743	(18)	169,624
Wendy Forsythe		37,500	(19)	62,500	(19)	-		10.03	4/22/2034	-		-
										29,735	(20)	269,102

*Market value is calculated based on the closing price of our common stock on The Nasdaq Global Select Market on December 31, 2025 (the last trading day of our fiscal year), which was $9.05.

(1)	Option award was granted July 31, 2020 and is fully vested.
(2)	Option award was granted September 28, 2023 and vests in equal quarterly installments over 3 year(s) following the grant date.
(3)	Option award was granted September 28, 2023. The unvested portion of this award covers 55,833 shares, vesting on the third anniversary of the grant date, subject to continued service provided that, as of such vesting date, the prior year’s market capitalization weighted stock price appreciation of the Company exceeds the average market capitalization weighted stock price appreciation of the following peer companies: RE/MAX Holdings, Inc. (RMAX), Compass, Inc. (COMP), and Anywhere Real Estate Inc. (HOUS). See “Compensation Discussion and Analysis – Long-Term Incentive Compensation (Equity Awards) – Glenn Sanford Award Compensation” for additional details.
(4)	Mr. Cheng's employment terminated on August 31, 2025 and all unvested equity terminated immediately, with all vested and unexercised equity terminating on November 29, 2025, unless earlier exercised.
(5)	Option award was granted April 1,2019 and is fully vested.
(6)	Option award was granted June 24, 2021 and is fully vested.
(7)	Option award was granted March 9, 2023 and vests in equal quarterly installments over 4 year(s) following the grant date.
(8)	Option award was granted March 14, 2025 and vests in equal quarterly installments over 3 year(s) following the grant date.
(9)	Stock award was granted March 14, 2025 and 30% vests in equal quarterly installments over the first year, 30% vests in equal quarterly installments over the second year, and 40% vests in equal quarterly installments over the third year.

(10)	Option award was granted August 5, 2025 and vests in equal quarterly installments over 3 year(s) following the grant date.
(11)	Stock award was granted August 5, 2025 and vests in equal quarterly installments over 3 year(s) following the grant date.
(12)	Option award was granted March 18, 2019 and is fully vested.
(13)	Option award was granted October 9, 2020 and is fully vested.
(14)	Option award was granted May 19, 2023 and vests in equal quarterly installments over 4 year(s) following the grant date.
(15)	Option award was granted May 23, 2022 and vests in equal quarterly installments over 4 year(s) following the grant date.
(16)	Option award was granted May 19, 2023 and vests in equal quarterly installments over 4 year(s) following the grant date.
(17)	Option award was granted May 6, 2024 and vests in equal quarterly installments over 4 year(s) following the grant date.
(18)	Stock award was granted May 6, 2025 and vests in equal quarterly installments over 1 year(s) following the grant date.
(19)	Option award was granted April 22, 2024 and vests in equal quarterly installments over 4 year(s) following the grant date.
(20)	Stock award was granted February 24, 2025 and vests in equal quarterly installments over 4 year(s) following the grant date.

2025 OPTION EXERCISES AND STOCK VESTED

The following table provides information with respect to the Company stock options exercised by and Company RSU awards vested to the named executive officers for the year ended December 31, 2025:

	Option Awards		Stock Awards
	Number of Shares	Value Realized on	Number of Shares	Value Realized
	Acquired on Exercise	Exercise(1)	Acquired on Vesting	on Vesting(2)
Name	(#)	($)	(#)	($)
Glenn Sanford	-	-	-	-
Kent Cheng	-	-	-	-
Jesse Hill	-	-	5,361	54,482
James Bramble	-	-	-	-
Leo Pareja	-	-	32,319	321,348
Wendy Forsythe	-	-	6,862	66,608

(1)	The value realized on exercise is pre-tax and represents the difference between the market price of the shares of the Company’s common stock underlying the options when exercised and the applicable exercise price.
(2)	The value realized on vesting is pre-tax and represents the market price of the shares of the Company’s common stock underlying the vested stock awards on the vesting date.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL FOR CURRENT NEOS

Pursuant to the terms of his offer letter with the Company, Mr. Bramble is eligible to receive a payment of up to four months of base salary, less applicable withholding, in the event Mr. Bramble is terminated by the Company without cause, which term is undefined. Mr. Bramble’s receipt of severance is subject to his execution of a general release in the form prescribed by the Company. Such severance payment would be equal to $161,000, less applicable withholding (as of December 31, 2025). Consistent with past practice, such severance would be paid lump-sum, contingent on the effectiveness of such release of claims in favor of the Company.

Under our 2015 Equity Incentive Plan, as amended, and our 2024 Equity Incentive Plan, if we experience a change in control transaction, the Board may, but is not obligated to: accelerate, vest or cause the restrictions to lapse with respect to all or any portion of an award; cancel awards for fair value (as determined by the Board); provide for the assumption of awards or the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected award previously granted thereunder as determined by the Board; or provide advance notice of such change in control transaction to holders of options, after which any options not exercised prior to such change in control may be cancelled. Our 2015 Equity Incentive Plan defines a “change in control” as “(i) the dissolution or liquidation of the Company, (ii) a reorganization, merger or consolidation as a result of which the Company is not the surviving entity or as a result of which the outstanding shares of Stock are changed into or exchanged for cash, property or securities not of the Company’s issue, except for a merger or consolidation with a wholly-owned subsidiary of the Company or a transaction effected primarily to change the state of the Company’s incorporation, or (iii) a sale or other transfer in one or a series of transactions of all or substantially all of the assets of the Company, or of more than eighty percent (80%) of the voting stock of the Company then outstanding, to any person or entity or to persons or entities which are affiliated or acting in concert with respect to such sale or transfer.” Our 2024 Equity Incentive Plan defines a “change in control” similarly, except that in clause (iii) of the definition, 50% is used instead of 80%.

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, the Company is providing the following reasonable estimate of the ratio of the annual total compensation of our median employee (excluding Mr. Sanford, our CEO), to the annual total compensation of Mr. Sanford, calculated in a manner consistent with Item 402(u).

For the year ended December 31, 2025:

●	The annual total compensation of our median employee, including our consolidated subsidiaries, but excluding our CEO, was $59,218.
●	The annual total compensation of our CEO was $1,575,126.
●	For fiscal year 2025, the ratio of the annual total compensation of our CEO to the annual total compensation of the median employee (excluding our CEO) was 26.6 to 1.

The following is our methodology used to identify our median employee for fiscal year 2025:

●	December 31, 2025 was the date used to determine our employee population which includes full-time, part-time and temporary employees. As of that date, our total employee population was 1,989, consisting of 1,441 U.S. employees and 548 non-U.S. employees. For purposes of determining our median employee, our total employee population was 1,897 and consisted of individuals working at our parent company and our subsidiaries in the United States, including Puerto Rico, Canada (299 employees), India (82 employees), South Africa (48 employees), and the United Kingdom (27 employees), but excluding the Company’s employee population located in Australia (10 employees), Brazil (4 employees), Colombia (9 employees), Dominican Republic (2 employees), Ecuador (3 employees), France (10 employees), Germany (4 employees), Italy (1 employee), Japan (3 employees), South Korea (1 employee), Mexico (10 employees), New Zealand (2 employees), Peru (3 employees), Portugal (9 employees), Spain (12 employees), Turkey (2 employees), and Dubai (7 employees). SEC rules allow foreign employees to be excluded in a country if the aggregate excluded employees account for 5% or less of the total employees (“de-minimis exclusion”) as disclosed above; we excluded a total of 92 non-U.S. employees under this de minimis exclusion. We did not include independent contractors or persons providing services to the Company in foreign jurisdictions through non-employment structures (such as, for example, professional employer organizations), as permitted by SEC rules.
●	To determine the median employee of our employee population (other than Mr. Sanford), we used a consistently applied compensation measure comparing the cash compensation (total annual compensation and bonuses) paid in 2025 as reflected in our payroll records as of December 31, 2025, plus all stock compensation vested in 2025 as of the vesting date. For purposes of this calculation, we reflect the value of stock compensation when it vests, rather than at grant. Additionally, we have annualized the total compensation for all permanent employees (full-time and part-time) that were employed by the Company (or one of its subsidiaries) for less than the full fiscal year.

●	Using the employee (other than Mr. Sanford) compensation paid in 2025, we identified a median employee. The median employee identified is a full-time employee, paid hourly. The median employee identified accurately represents a median employee as the Company employs many hourly full-time employees, the median employee’s position is a common employee position, and the median employee earns compensation representative of our median employee compensation.
●	Compensation paid in foreign currencies was converted to USD based on the conversion rate in effect at the close of business on December 31, 2025.

Once we determined our median compensated employee using these measures, we calculated the employee’s 2025 annual total compensation using the same methodology that is used to calculate our CEO’s annual total compensation in the table entitled “Summary Compensation Table.”

The pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u), and based upon our reasonable judgment and assumptions. The SEC rules do not specify a single methodology for identification of the median employee or calculation of the pay ratio, and other companies may use assumptions and methodologies that are different from those used by us in calculating their pay ratio. Accordingly, the pay ratio disclosed by other companies may not be comparable to our pay ratio as disclosed above.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing certain information, including information about the relationship between executive compensation actually paid to certain individuals by the Company and certain financial performance of the Company. For further information concerning the Company’s pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to the Compensation Discussion and Analysis section of this Proxy Statement. Any differences in total values are due to rounding.

					Value of Initial Fixed $100
					Investment Based On:
			Average
			Summary	Average
	Summary		Compensation	Compensation		Peer Group		Weighted
	Compensation	Compensation	Table Total for	Actually Paid	Total	Total		Annual Total
	Table Total for	Actually Paid	Non-PEO	to Non-PEO	Stockholder	Stockholder	Net Income	Stockholder
Fiscal Year	PEO(1)	to PEO(2)	NEOs(3)	NEOs(4)	Return(5)	Return(6)	(millions)(7)	Return (8)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2025	$1,575,126	$83,649	$1,069,385	$588,077	$30	$188	$(22.7)	8%
2024	$1,516,643	$291,062	$1,225,184	$386,636	$38	$189	$(21.3)	9%
2023	$7,791,216	$7,323,541	$2,162,999	$1,986,536	$50	$171	$(9.0)	100%
2022	$1,711,519	$(18,618,486)	$2,056,390	$(1,013,072)	$36	$106	$15.4	(20)%
2021	$1,927,198	$10,461,888	$1,249,992	$2,399,112	$107	$150	$81.2	15%

In connection with the preparation of this Proxy Statement, the Company identified and corrected inadvertent errors in the calculations underlying the Compensation Actually Paid to the PEO, as reported in column (c) for fiscal years 2021 through 2024, and the Average Compensation Actually Paid to Non-PEO NEOs, as reported in column (e) for fiscal years 2021 through 2023, in each case as previously disclosed in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 10, 2025. The revised values are reflected in the table above, and the calculations underlying such values are presented in the reconciliation tables below.

(1)	This column represents the amount of total compensation reported for Mr. Sanford (our Chairman and Chief Executive Officer of the Company) for each corresponding fiscal year in the “Total” column of the Summary Compensation Table for the applicable fiscal year (“total compensation”). Please refer to the Summary Compensation Table in the Company’s Proxy Statement for the applicable fiscal year.

(2)	This column represents the amount of “compensation actually paid” to Mr. Sanford, as computed in accordance with Item 402(v) of Regulation S-K. The amounts do not reflect the actual amount of compensation earned by or paid to Mr. Sanford during the applicable fiscal year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Sanford’s total compensation for the applicable fiscal year to determine the “compensation actually paid” for the applicable fiscal year:

		Reported Summary
	Reported Summary	Compensation Table
	Compensation Table	Value of PEO Equity	Adjusted Value of	Compensation
Fiscal Year	Total for PEO(a)	Awards(b)	Equity Awards(c)	Actually Paid to PEO
2025	$1,575,126	$-	$(1,491,477)	$83,649
2024	$1,516,643	$-	$(1,225,581)	$291,062
2023	$7,791,216	$6,203,788	$5,736,113	$7,323,541
2022	$1,711,519	$-	$(20,330,005)	$(18,618,486)
2021	$1,927,198	$-	$8,534,690	$10,461,888

(a)	This column represents the amount of total compensation reported for Mr. Sanford for the corresponding fiscal year in the “Total” column of the Summary Compensation Table for the applicable fiscal year. Please refer to the Summary Compensation Table in the Company’s Proxy Statement for the applicable fiscal year.
(b)	This column represents the aggregate grant date fair value of equity awards reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the corresponding fiscal year. Please refer to the Summary Compensation Table in the Company’s Proxy Statement for the applicable fiscal year. The amount in this column is replaced with the corresponding amount reported under the Adjusted Value of Equity Awards column in order to arrive at compensation actually paid for the applicable fiscal year.
(c)	This column represents an adjustment to the amounts in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the corresponding fiscal year (a “Subject Year”). For a Subject Year, the adjusted amount (“Adjusted Value of Equity Awards”) replaces the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for Mr. Sanford to arrive at “compensation actually paid” to Mr. Sanford for that Subject Year. The adjusted amount is determined by adding (or subtracting, as applicable) the following for that Subject Year: (i) the fiscal year-end fair value of any equity awards granted in the Subject Year that are outstanding and unvested as of the end of the Subject Year; (ii) the amount of change as of the end of the Subject Year (from the end of the prior fiscal year) in the fair value of any awards granted in prior fiscal years that are outstanding and unvested as of the end of the Subject Year; (iii) for awards that are granted and vest in the Subject Year, the fair value as of the vesting date; (iv) for awards granted in prior fiscal years that vest in the Subject Year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in the fair value; (v) for awards granted in prior fiscal years that are determined to fail to meet the applicable vesting conditions during the Subject Year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the Subject Year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the Subject Year. The amounts added or subtracted to determine the adjusted amount are as follows:

Value of
Dividends or
					Fair Value	other
					at the End	Earnings Paid
		Fiscal Year			of the	on Stock or
		over Fiscal			Prior	Option
	Fiscal Year	Year Change			Fiscal	Awards not
	End Fair	in Fair Value			Year of	Otherwise
	Value of	of		Change in	Equity	Reflected in
	Outstanding	Outstanding		Fair Value of	Awards	Fair Value or
	and	and	Fair Value as	Equity	that Failed	Total
	Unvested	Unvested	of Vesting	Awards	to Meet	Compensation
	Equity	Equity	Date of Equity	Granted in	Vesting	in the
	Awards	Awards at	Awards	Prior Fiscal	Conditions	Summary	Adjusted
	Granted in	FYE Granted	Granted and	Years that	in the	Compensation	Value of
	the Fiscal	in Prior	Vested in the	Vested in the	Fiscal	Table for the	Equity
Fiscal Year	Year	Fiscal Years	Fiscal Year	Fiscal Year	Year	Fiscal Year	Awards
2025	$-	$(639,229)	$-	$(328,749)	$523,499	$-	$(1,491,477)
2024	$-	$(169,407)	$-	$(484,686)	$571,488	$-	$(1,225,581)
2023	$5,248,999	$-	$801,786	$915,323	$1,229,995	$-	$5,736,113
2022	$-	$(7,460,533)	$-	$(10,532,787)	$2,336,685	$-	$(20,330,005)
2021	$-	$1,244,445	$-	$7,290,244	$-	$-	$8,534,690

The fair value or change in fair value, as applicable, of stock awards and option awards was determined by reference to, for RSU awards, the closing price of our common stock on the applicable measurement date. For stock options, the fair value or change in fair value, as applicable, was determined using a Black-Scholes valuation model. The model references the closing stock price, in addition to the stock option’s strike price, expected life, volatility, expected dividend yield, and risk-free rate as of the measurement date.

(3)	This column represents the average of the amounts reported for the Company’s named executive officers (NEOs) as a group (excluding Mr. Sanford) in the “Total” column of the Summary Compensation Table in each applicable fiscal year. Please refer to the Summary Compensation Table in the Company’s Proxy Statement for the applicable fiscal year. The names of each of the NEOs (excluding Mr. Sanford) included for purposes of calculating the average amounts in each applicable fiscal year are as follows: (i) for 2025, James Bramble, Kent Cheng, Jesse Hill, Leo Pareja, and Wendy Forsythe; (ii) for 2024, James Bramble, Kent Cheng, Leo Pareja, and Shoeb Ansari; (iii) for 2023, Jeff Whiteside, Kent Cheng, Shoeb Ansari, James Bramble, and Leo Pareja; (iv) for 2022, Jeff Whiteside, Shoeb Ansari, Jason Gesing, and Michael Valdes; (v) and for 2021, Jeff Whiteside, Jason Gesing, Courtney Keating (Chakarun), and Michael Valdes.
(4)	This column represents the average amount of “compensation actually paid” to the NEOs as a group (excluding Mr. Sanford), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding Mr. Sanford) during the applicable fiscal year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding Mr. Sanford) for the applicable fiscal year to determine the compensation actually paid in the applicable fiscal year, using the same adjustment methodology described above in Note 2(c):

		Average
	Average	Reported
	Reported Summary	Summary	Average Non-PEO	Average
	Compensation Table	Compensation Table	NEO Adjusted Value	Compensation
	Total for Non-PEO	Value of Non-PEO	of Equity	Actually Paid to Non-
Fiscal Year	NEOs(a)	NEO Equity Awards(b)	Awards(c)	PEO NEOs
2025	$1,069,385	$384,421	$(96,887)	$588,077
2024	1,225,184	408,701	(429,847)	386,636
2023	2,162,999	1,421,500	1,245,036	1,986,536
2022	2,056,390	1,207,355	(1,862,106)	(1,013,072)
2021	1,249,992	537,562	1,686,682	2,399,112

(a)	This column represents the average of the amounts reported for the Company’s named executive officers (NEOs) as a group (excluding Mr. Sanford) in the “Total” column of the Summary Compensation Table for the applicable fiscal year. Please refer to the Summary Compensation Table in the Company’s Proxy Statement for the applicable fiscal year.
(b)	This column represents the average of the total amounts reported for the NEOs as a group (excluding Mr. Sanford) in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable fiscal year. Please refer to the Compensation Tables section of the Company’s Proxy Statement for the applicable fiscal year. The amount in this column is replaced with the corresponding amount reported under the Average Non-PEO NEO Adjusted Value of Equity Awards column in order to arrive at compensation actually paid for the applicable fiscal year.

(c)	This column represents an adjustment to the average of the amounts reported for the NEOs as a group (excluding Mr. Sanford) in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable fiscal year using the same methodology described above in Note 2(c). For each year, the adjusted amount replaces the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for each NEO (excluding Mr. Sanford) to arrive at “compensation actually paid” to each NEO (excluding Mr. Sanford) for that year, which is then averaged to determine the average “compensation actually paid” to the NEOs (excluding Mr. Sanford) for that year. The amounts added or subtracted to determine the adjusted average amount are as follows:

Average Value
					Average	of Dividends
					Fair Value	or other
		Average			at the End	Earnings Paid
		Fiscal Year			of the	on Stock or
		over Fiscal			Prior	Option
		Year Change			Fiscal	Awards not
		in Fair Value	Average Fair	Average	Year of	Otherwise
		of	Value as of	Change in	Equity	Reflected in
	Average	Outstanding	Vesting Date	Fair Value of	Awards	Fair Value or
	Fiscal Year	and	of Equity	Equity	that Failed	Total
	End Fair	Unvested	Awards	Awards	to Meet	Compensation
	Value of	Equity	Granted in the	Granted in	Vesting	in the	Adjusted
	Equity	Awards at	Fiscal Year	Prior Fiscal	Conditions	Summary	Average
	Awards Granted in	FYE Granted	and Vested in	Years that	in the	Compensation	Value of
	the Fiscal	in Prior	the Fiscal	Vested in the	Fiscal	Table for the	Equity
Fiscal Year	Year	Fiscal Years	Year	Fiscal Year	Year	Fiscal Year	Awards
2025	$275,968	$(311,629)	$79,444	$(140,671)	$-	$-	$(96,887)
2024	$310,453	$(558,719)	$84,965	$(266,546)	$-	$-	$(429,847)
2023	$900,730	$31,107	$207,710	$105,489	$-	$-	$1,245,036
2022	$399,609	$(1,232,676)	$94,914	$(1,123,953)	$-	$-	$(1,862,106)
2021	$370,482	$172,322	$8,859	$1,135,019	$-	$-	$1,686,682

(5)	Company total stockholder return (TSR) is calculated by assuming that a $100 investment was made on the last trading day prior to fiscal year 2021 and reinvesting all dividends until the last day of each reported fiscal year.
(6)	This column represents cumulative peer group TSR computed in accordance with Note 5. The peer group used for this purpose is the following published industry index: S&P Homebuilders Select Industry Index.
(7)	This column represents the amount of net income reflected in the Company’s audited financial statements for the applicable fiscal year.
(8)	Weighted Annual TSR is Company TSR calculated by dividing the sum of the cumulative amount of dividends for the applicable fiscal year assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the applicable fiscal year divided by the Company’s share price at the beginning of the applicable fiscal year, and further adjusted for market capitalization relative to the following peers: RE/MAX Holdings, Inc. (RMAX), Compass, Inc. (COMP), and Anywhere Real Estate Inc. (HOUS). The values presented in this column are based on outstanding shares as reported in the public filings of each peer company with the Securities and Exchange Commission. Because not all peer companies had filed an Annual Report on Form 10-K with the Securities and Exchange Commission reporting outstanding shares as of the end of fiscal year 2025, the fiscal year 2025 values in this table reflect share prices and outstanding shares as of the end of the third fiscal quarter of 2025.

FINANCIAL PERFORMANCE MEASURES

As described in greater detail in the Compensation Discussion and Analysis section of this Proxy Statement, the Company’s executive compensation program reflects a pay-for-performance philosophy. The Company believes that reliance on formulaic financial performance measures can result in compensation that is unrelated to the value delivered by our named executive officers because formulaic financial measures do not consider the specific performance of the named executive officers or any unique circumstances or strategic considerations related to a named executive officer or the Company for the relevant fiscal year. Rather than rely on a specific formula-based model, we believe that retaining discretion to assess the overall performance of NEOs gives the Company the ability to more accurately reflect individual contributions that cannot be absolutely quantified. Consequently, in fiscal 2025 we employed one financial measure to determine executive compensation actually paid to the Company’s NEOs, as follows:

●	Weighted Annual TSR (computed as described in footnote 8, above).

DESCRIPTION OF THE INFORMATION PRESENTED IN THE PAY VERSUS PERFORMANCE TABLE

As described in greater detail in the Compensation Discussion and Analysis section of this Proxy Statement, the Company’s executive compensation program reflects a pay-for-performance philosophy. The Company does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular fiscal year. Compensation actually paid is influenced by numerous factors, including but not limited to the timing of new grant issuances and outstanding grant vesting, share price volatility during the fiscal year, our mix of short-term and long-term metrics, and many other factors. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

COMPENSATION ACTUALLY PAID AND CUMULATIVE COMPANY TSR

COMPENSATION ACTUALLY PAID AND NET INCOME

COMPENSATION ACTUALLY PAID AND WEIGHTED ANNUAL TSR

CUMULATIVE TSR OF THE COMPANY AND CUMULATIVE TSR OF THE PEER GROUP

PROPOSAL	1

ELECTION OF DIRECTORS

The Board recommends a vote “FOR” each of the nominees for director.

Vote Required: Each director will be elected by the affirmative vote of a majority of shares that are voting in the election. Abstentions and broker non-votes will not have any effect on the outcome of the election of directors because they are not counted as voting in the election.

At the Annual Meeting, stockholders will elect the entire Board of Directors to serve for the ensuing year and until their successors are elected and qualified. The Board has designated as nominees for election the six persons named below, each of whom currently serves as a director. The authorized number of directors of the Company is currently set at six.

Shares of common stock that are voted as recommended by the Board will be voted in favor of the election as directors of the nominees named below. If any nominee becomes unavailable for any reason or if a vacancy should occur before the election, the shares represented by a duly completed proxy may be voted in favor of such other person as may be determined by the proxy holders.

The Board, based on the recommendation of the Nominating and Corporate Governance Committee, has proposed that the following six nominees be elected at the Annual Meeting, each of whom will hold office until the next Annual Meeting of Stockholders or until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal: Glenn Sanford, Randall Miles, Dan Cahir, Monica Weakley, Peggie Pelosi, and Fred Reichheld.

Glenn Sanford, our Chairman of the Board and director, and Chief Executive Officer of the Company beneficially owned approximately 25.74% of our outstanding common stock as of January 31, 2026. Penny L Sanford TTEE Gratitude 2022 Trust, one of our stockholders, beneficially owned approximately 16.51% of our outstanding common stock as of January 31, 2026. While Mr. Sanford and the Penny L Sanford TTEE Gratitude 2022 Trust do not have voting group, this significant concentration of share ownership can significantly influence all matters requiring approval by the Company’s stockholders, including the election and removal of directors.

PROPOSAL	2

RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITOR FOR 2026

The Board recommends a vote “FOR” ratification of the appointment of Deloitte & Touche LLP as our independent auditor for the fiscal year ending December 31, 2026.

Vote Required: Must be approved by affirmative votes constituting a majority of the shares that are voting on the matter. Abstentions will not have any effect on the outcome of the ratification of the appointment of Deloitte & Touche LLP as our independent auditor for the fiscal year ending December 31, 2026 because they are not counted as voting on the matter. Because this proposal is considered a routine matter, discretionary votes by brokers will be counted and we do not expect any broker non-votes.

Proposed Ratification of Independent Auditor

The Board of Directors and the Audit Committee believe that the retention of Deloitte as the Company’s independent auditor is in the best interests of the Company and its stockholders. If stockholders do not ratify the selection of Deloitte, the Audit Committee will evaluate the stockholder vote when considering the selection of a registered public accounting firm for the audit engagement for the 2026 fiscal year. In addition, if stockholders ratify the selection of Deloitte as independent auditor, the Audit Committee may nevertheless periodically request proposals from the major registered public accounting firms and as a result of such process may select Deloitte or another registered public accounting firm as our independent auditor.

A representative of Deloitte is expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire. However, the annual meeting format will not facilitate the Deloitte representative to respond to questions.

Appointment of Independent Auditor by Audit Committee

Our Audit Committee has engaged Deloitte & Touche LLP, or “Deloitte”, as our independent registered public accounting firm to perform the audit of our financial statements, including internal controls over financial reporting, for the fiscal year ended December 31, 2026, and we are asking you to ratify this appointment. Deloitte began serving as our independent registered public accounting firm beginning in 2019.

Under the rules and regulations of the SEC and Nasdaq, the Audit Committee is responsible for the appointment, compensation, retention, and oversight of our independent auditors. In making the determination to re-appoint Deloitte for 2026, the Audit Committee considered, among other factors, Deloitte’s global capabilities; the quality and candor of Deloitte’s communications with the Audit Committee and management; and the appropriateness of Deloitte’s fees. Although ratification of the appointment of Deloitte is not required by our bylaws or otherwise, the Board is submitting the appointment of Deloitte to stockholders for ratification because we value the opinions of our stockholders and believe that stockholder ratification of the appointment is good corporate governance practice.

Fees

All services provided by our Deloitte are pre-approved by the Audit Committee. The Audit Committee is presented, for approval, a description of the audit-related, tax and other services expected to be performed by Deloitte during the fiscal year. The Audit Committee determined that all services provided by our independent registered accountants during the fiscal year ended December 31, 2025 were compatible with maintaining their independence. The following table sets forth the fees billed or to be billed by Deloitte for professional services rendered with respect to the fiscal years ended December 31, 2025 and 2025, which fees were approved by our Audit Committee.

Fee Category	2025	2024
Audit Fees(1)	$2,123,000	$2,077,344
Audit-Related Fees(2)	$75,000	$219,000
Tax Fees(3)	$108,000	$102,600
Total Fees	$2,306,000	$2,398,944

(1)	Audit Fees consist of fees billed for professional services provided in connection with the audit of our annual consolidated financial statements and internal controls, and the reviews of each of the quarterly consolidated financial statements included in our Forms 10-Q.
(2)	Audit-Related Fees consist of fees billed for accounting advisory services related to the accounting treatment of transactions or events, including acquisitions, and to the adoption of new accounting standards, as well as additional procedures related to accounting records performed to comply with regulatory reporting requirements and to provide certain attest reports.
(3)	Tax fees are related to services for U.S. federal, state, local, international, and other permissible tax advisory and consultation services.

PROPOSAL	3

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Board recommends a vote “FOR” the approval, on an advisory basis, of our named executive officer compensation.

Vote Required: Must be approved by affirmative votes constituting a majority of the shares that are voting on the matter. Abstentions and broker non-votes will have no effect on the outcome of this proposal because they are not counted as voting on the matter.

As required by Section 14A of the Exchange Act, we are asking our stockholders to approve, on an advisory, non-binding basis, the compensation of our named executive officers (“NEOs”) as disclosed in the “Compensation Discussion and Analysis” section, and the related compensation tables and narratives that follow such section. This proposal, commonly known as a “Say-on-Pay” proposal, gives our stockholders the opportunity to express their views on our NEOs’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific NEO, but rather the overall compensation of all of our NEOs and the philosophy, policies and practices described in this proxy statement. We currently hold our Say-on-Pay vote every year.

The Say-on-Pay vote is advisory, and therefore is not binding on us, our Compensation Committee or our Board. The Say-on-Pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies and practices, which the Compensation Committee and our Board will consider when determining executive compensation for the remainder of the current fiscal year and beyond.

We believe that our named executive officer compensation program is effective in achieving the Company’s objectives to:

Attract and incentivize leadership in a manner that is market-based and transparent promote retention
drive and grow our business over the long-term
support business continuity, and
reward our NEOs for delivering financial, operational and strategic results.

We believe that the compensation of our NEOs accurately reflects their contributions to our growth and success, aligns with our annual financial results and the interests of our stockholders, and adheres to sound executive compensation policies and practices, as highlighted in the following table.

Accordingly, stockholders are being asked to vote “FOR” the following resolution:

Resolved: That the stockholders approve, on a non-binding, advisory basis, the compensation paid to the “named executive officers” of eXp World Holdings, Inc. with respect to the fiscal year ended December 31, 2025, as disclosed pursuant to Item 402 of Regulation S-K promulgated by the Securities and Exchange Commission, in the Proxy Statement for the 2026 Annual Meeting of Stockholders, including the compensation tables and narrative discussion set forth under “Compensation Discussion and Analysis” and “Executive Compensation Tables” therein.

This item is being presented pursuant to Section 14A of the Exchange Act. Although this advisory vote is not binding, our Board and the Compensation Committee will consider the voting results when evaluating our named executive officer compensation program.

Background and Process of the Special Committee

Proposal Four is being presented for votes of the Company’s stockholders following the recommendations of a special independent committee of the Board (the “Special Committee”) and the Board. The findings and recommendations of the Special Committee and the Board are presented in Proposal Four, which follows this summary.

Peggie Pelosi and Fred Reichheld are the members of the Special Committee. Ms. Pelosi is an independent director who joined the Company’s Board in January 2023. Ms. Pelosi has more than three decades of senior leadership experience, including serving in a senior executive role at USANA Health Sciences, Inc. (“USANA”), a public company, where she was Vice President of Network Development and responsible for global growth initiatives. She currently serves as an independent director of USANA Health Sciences, Inc., where she chairs and serves on key board committees, including nominating and governance. In her director roles at USANA and the Company, Ms. Pelosi regularly evaluates complex governance, structural, and risk matters at the board level. Fred Reichheld is an independent director who joined the Company’s Board in September 2023. Mr. Reichheld has more than four decades of experience advising senior executives and boards on strategy, performance measurement, and long-term value creation. He spent nearly his entire career at Bain & Company, where he was elected partner, later named the firm’s first Bain Fellow, founded Bain’s Loyalty practice, and served on various company management, nominating, and compensation committees. Mr. Reichheld brings deep experience evaluating strategic, operational, and governance matters informed by decades of work with large, complex organizations.

Proposal Four relates to the proposed redomestication of the Company from Delaware to Texas. The Board discussed the question of redomestication at regular meetings in February 2025, August 2025, and early October 2025 and through ad hoc discussions after receiving legal management memorandums spanning that period. In addition, throughout 2025 and January 2026, the Board reviewed documents including external legal counsel reports, academic articles, and internal legal management memorandums.

At the October meeting, the Board determined that while each Board member was independent and disinterested with respect to redomestication, all members of the Board other than Peggie Pelosi and Fred Reichheld were named defendants in certain stockholder derivative litigation pending in the Delaware Court of Chancery, in an action styled Los Angeles City Employees’ Retirement System on behalf of eXp World Holdings, Inc. v. Glenn Sanford et. al., C.A. No. 2024-0998-KSJM, first filed on September 25, 2024 (the “LACERS Lawsuit”). The LACERS Lawsuit alleges that certain current and former directors and officers breached fiduciary duties related to the Company’s response to reports of alleged sexual misconduct involving independent contractor real estate agents affiliated with the Company’s subsidiaries and that certain defendants had compensation arrangements allowing them to profit from the Company’s revenue share program in connection therewith. The complaint seeks a court declaration of fiduciary duty breaches, disgorgement of profits, damages with interest, injunctive relief for improved oversight of sexual misconduct allegations, and reimbursement of plaintiffs' costs, including expert and attorney fees. On January 16, 2026, the Court of Chancery denied defendants’ motion to dismiss the LACERS Lawsuit.

Previously, on June 3, 2022, another stockholder of the Company brought a derivative lawsuit against certain current and former directors of the Company in an action styled Solak v. eXp World Holdings, Inc., C.A. No.: 2020-1066-PAF (the “Solak Lawsuit” and, together with the LACERS Lawsuit, the “Derivative Litigation”). The Solak Lawsuit challenges certain historical compensation practices for the defendant directors and the nature of the Company’s disclosure of such practices in past proxy statement filings.

In addition to the Derivative Litigation, from time to time, the Company has been the subject of certain books and records demands brought by stockholders under Section 220 of the DGCL, which can be distracting, expensive and time-consuming for management and the Company. The volume and frequency of these demands, and the related expense and management distraction, were discussed by the Board at its August and October 2025 meetings and were among the factors considered in evaluating a potential redomestication.

While a redomestication is not expected to impact the Derivative Litigation, or the personal liability of any director or officer of the Company in connection with the Derivative Litigation, increased litigation costs and management distraction as a result of the Derivative Litigation were a factor in the Board’s decision to consider a redomestication. Accordingly, the five directors in attendance (with Monica Weakley not in attendance due to a personal conflict) unanimously voted to form the Special Committee and to appoint Peggie Pelosi and Fred Reichheld as members and specifically determined that each of Peggie Pelosi and Fred Reichheld was a “disinterested director” with respect to a redomestication as defined in Section 144(e)(4) of the DGCL.

The Board charged the Special Committee to consider whether a change in the Company’s corporate domicile would be in the best interests of the Company and its stockholders, and, if so, to which jurisdiction. In carrying out this mandate, the Special Committee was authorized to evaluate all relevant alternatives, including remaining in Delaware or redomesticating to another jurisdiction; determine the scope and timing of its review; retain advisors at the Company’s expense; and obtain information from, and provide direction to, the Company’s officers, employees, and advisors as it deemed appropriate. The Special Committee was tasked with reporting its findings and any recommendations to the full Board for further consideration and determination, when determined complete.

In order to assist the Special Committee in its work, the Special Committee was advised by internal and external legal counsel, including without limitation external counsel specializing in Delaware corporate law, Nevada corporate law, and Texas corporate law. The Special Committee met formally 5 times (including its final meeting on February 13, 2026) in addition to reviewing a significant amount of written materials, communicating with counsel, and reviewing the materials previously provided to the full Board. Furthermore, the Special Committee spoke with the Company’s external auditor, instructed counsel to provide regulatory updates, and reviewed documents including internal memorandums and academic articles.

At its final meeting, on February 13, 2026, the Special Committee reported that it reached its final decisions on redomestication on its own timeline and would have taken additional time if it believed that was necessary.

PROPOSAL	4

APPROVAL OF REDOMESTICATION FROM DELAWARE TO TEXAS, BY CONVERSION

The Board recommends a vote “FOR” redomesticating eXp World Holdings, Inc. from Delaware to Texas, by conversion and the adoption of the Texas redomestication resolution and plan of conversion.

Vote Required: Must be approved by the affirmative votes of (i) the holders of a majority of the outstanding shares of common stock entitled to vote thereon (the “Statutory Stockholder Approval”), and (ii) the holders of a majority of the votes cast by the disinterested stockholders and excluding any stockholder that is an Affiliated Stockholder (the “Unaffiliated Stockholder Approval” and together with the Statutory Stockholder Approval, the “Requisite Company Vote”).  Abstentions and broker non-votes will have the same effect as votes against the Statutory Stockholder Approval, but will have no effect on whether the Unaffiliated Stockholder Approval is obtained.

Following the recommendations of the Special Committee, the Board has determined to recommend that our stockholders approve the conversion of the Company from a corporation organized under the laws of the State of Delaware (the “Delaware Corporation”) to a corporation organized under the laws of the State of Texas (the “Texas Corporation”) and adopt the resolutions of the Board approving the redomestication attached as Annex D to this Proxy Statement, as more fully described in this Proposal Four, and has determined that the redomestication is advisable and in the best interests of the Company and its stockholders. We call the proposed redomestication of the Delaware Corporation in the form of a conversion into the Texas Corporation the “Texas Redomestication”.

Principal Terms of the Texas Redomestication

The Texas Redomestication, if approved by our stockholders, will be effected through a conversion pursuant to Section 266 of the DGCL and Title 1, Chapter 10, Subchapter C of the Texas Business Organizations Code (“TBOC”), as set forth in the plan of conversion (the “Plan of Conversion”), included as Annex A to this Proxy Statement. Approval of this Proposal Four (the “Texas Redomestication Proposal”) will constitute approval of the Plan of Conversion.

Through the adoption of the Plan of Conversion, upon the Texas Redomestication:

●	The Company will continue in existence as a Texas corporation and will continue to operate our business under the current name, “eXp World Holdings, Inc.”
●	The affairs of and your rights as a stockholder of the Company will cease to be governed by Delaware law at the time the Plan of Conversion is effective and will be subject to Texas law. See “Comparison of Stockholder Rights under Delaware and Texas Law” below.
●	The Company will cease to be governed by the Delaware Restated Certificate of Incorporation (the “Delaware Charter”) and the Delaware Restated Bylaws (the “Delaware Bylaws”) and will instead be governed by the provisions of the proposed Texas Certificate of Formation (the “Texas Charter”) and the proposed Texas Bylaws (the “Texas Bylaws”), forms of which are included as Annex B and Annex C, respectively, to this Proxy Statement. See “Certain Differences Between Delaware Charter and Bylaws and Texas Charter and Bylaws” below.
●	The Texas Redomestication will not result in any change in headquarters, business, jobs, management, number of employees, obligations, assets, liabilities or net worth (other than as a result of the transaction costs related to the Texas Redomestication).
●	Each outstanding share of our common stock, par value $0.0001 per share (“Delaware Corporation Common Stock”), will automatically become one outstanding share of common stock, par value $0.0001 per share, of the Texas Corporation (“Texas Corporation Common Stock”) pursuant to the Plan of Conversion.
●	Stockholders will not need to exchange their existing stock certificates for new stock certificates.

●	Each outstanding restricted stock unit, option or right to acquire shares of Delaware Corporation Common Stock will continue in existence and automatically become a restricted stock unit, option or right to acquire an equal number of shares of the Texas Corporation Common Stock under the same terms and conditions.
●	Stockholders will not have appraisal or dissenters’ rights in connection with the Texas Redomestication.
●	Our common stock will continue to be traded on The Nasdaq Global Select Market. We do not expect any interruption in the trading of our common stock as a result of the Texas Redomestication.

If the requisite vote is obtained, we anticipate that the Texas Redomestication will become effective as soon as practicable following the 2026 Annual Meeting (the “Effective Time”).

In connection with the Texas Redomestication, the Company intends to make filings with the Secretary of State of Texas and the Secretary of State of Delaware, and does not anticipate making any other filings to effect the Texas Redomestication. Nonetheless, we may face legal challenges to the Texas Redomestication, including, among others, stockholder challenges under Delaware law, seeking to delay or prevent the Texas Redomestication.

The Texas Redomestication may be delayed by the Board or the Plan of Conversion may be terminated and abandoned by action of the Board at any time prior to the Effective Time of the Texas Redomestication, whether before or after the approval by our stockholders, if the Board determines for any reason that such delay or abandonment would be in the best interests of the Company and all of its stockholders, including, for example, if there are unforeseen practical or timing considerations related to our ongoing financing, listing or strategic activities. In no case shall the Board delay the Effective Time of the Texas Redomestication beyond one year.

Background of the Proposal

General

As part of their ongoing oversight, direction, and management of the Company’s business, certain directors of the Company and management have, from time to time, considered and explored the issue of the Company’s jurisdiction of incorporation without reaching a decision. These discussions were in response to a number of factors including views that the legal landscape in Delaware is evolving as well as the legal landscape evolving in Nevada and Texas.

In February 2025, the Board discussed proposed amendments to the DGCL, which were later enacted in March 2025, and their potential implications for the Company. In July 2025, legal management provided a memorandum comparing key governance and stockholder rights considerations under the corporate laws of Delaware, Texas, and Nevada, including recent amendments adopted in Texas and Nevada. The Board reviewed and discussed this analysis at its August 2025 meeting and requested additional research. Prior to its October 2025 meeting, legal management provided supplemental analysis, including consideration of additional jurisdictions for comparison, as part of the Board’s ongoing evaluation of the Company’s jurisdiction of incorporation. On October 1, 2025, the Board met again to further discuss these issues. At that meeting, the Board determined to appoint a special committee, comprised of directors which have not been and are not named as defendants in the Derivative Litigation, to more formally evaluate a redomestication.

The Board recognized that the Derivative Litigation had been a factor in the Board’s decision to consider a redomestication. While the Board did not expect the Derivative Litigation to be impacted by the redomestication and did not believe any member had a material interest in the redomestication, the Board determined to form a Special Committee of directors not named as defendants in Derivative Litigation to consider the redomestication. As described further under the section entitled “Background and Process of the Special Committee”, the Board formed the Special Committee, which was comprised of Peggie Pelosi and Fred Reichheld, as described under the section entitled “Background and Process of the Special Committee.” The Board delegated to the Special Committee the full authority and power of the Board to consider, evaluate, and determine whether it would be in the best interests of the Company and all of its stockholders to change its corporate domicile, and if so, to which jurisdiction, and if so, in what manner (including, without limitation, the manner of the stockholder vote), and authorized and empowered the Special Committee to prepare such analysis and make such conclusions as it deemed appropriate and in the best interests of the Company and all of its stockholders with respect to a potential redomestication. The Board further resolved not to recommend, authorize, approve, or otherwise endorse any redomestication proposal without the prior favorable recommendation of the Special Committee.

The Special Committee ultimately determined that the Texas Redomestication is advisable and in the best interests of our stockholders. As described in further detail below, the Board believes that there are several important reasons why the Texas Redomestication is in the best interests of the Company and its stockholders.

The Special Committee’s Evaluation of the Texas Redomestication

The Special Committee met five times between October 8, 2025 and February 13, 2026.  All members of the Special Committee were present at the meetings. The members of the Special Committee did not receive compensation for serving on the Special Committee.

Jurisdictions Considered

The Special Committee was tasked with developing a formal recommendation on whether to redomesticate and, if so, to where and on what timeline. Initially, the Special Committee considered Texas, Wyoming, Colorado, Nevada and Florida as potential alternatives to Delaware. The Special Committee then narrowed the list of potential alternatives to Texas or Nevada, as each state has a significant number of major public companies incorporated or headquartered there, each adopted potentially beneficial corporate law amendments during 2025, and the Company has a meaningful presence in each state.

The Special Committee conducted a substantive analysis to determine whether either jurisdiction offered material, concrete legal advantages relative to Delaware and to one another. In doing so, the Special Committee reviewed academic scholarship on the development of corporate law in the United States and on companies’ incorporation decisions, as well as supporting materials provided by both internal and external counsel.

Following that analysis, the Special Committee determined that Texas offered more meaningful and comprehensive advantages. In particular, the Special Committee considered recently adopted amendments to the Texas Business Organizations Code, including provisions permitting the Company to establish a 3% ownership threshold that would apply to any shareholder seeking to institute a derivative proceeding in the right of the Company, along with other amendments designed to provide greater predictability and enhanced corporate protections. The Special Committee also considered Texas’ statute-based legal framework and establishment of the Texas business court.  The Special Committee viewed these considerations as representing a significant evolution of Texas corporate law that distinguished Texas from Nevada and other jurisdictions considered. Taking into account these considerations and the specific, substantive changes to Texas corporate law, the Special Committee determined that Texas represented the most favorable alternative to Delaware and resolved to choose between those two jurisdictions.

The Special Committee, in this evaluation and as a continuation of evaluation previously conducted by the Board, included an examination of the effect of the redomestication on the economic, governance, and litigation rights of stockholders:

●	Economic Rights. The Special Committee considered whether there was any reason to believe that the Company’s shares would be economically less valuable as a result of the Texas Redomestication. Based on discussions with, and advice from, external legal counsel and consideration of existing academic commentary, the Special Committee concluded that there was no basis to believe that the Texas Redomestication would have a direct material adverse effect on the market value of its common stock.

The Special Committee further considered whether the Texas Redomestication would materially alter any other economic rights of the Company’s stockholders and concluded that it would not. In particular, the Committee determined that Texas law would not affect the Company’s ability to declare dividends, repurchase shares, or otherwise manage its capital structure in a manner consistent with current practice. At the Special Committee’s request, management and external advisors also confirmed that the Texas Redomestication would not result in any materially adverse accounting, tax, or other financial consequences for the Company and would not affect the public trading of the Company’s common stock.

●	Governance Rights. The Special Committee concluded that governance rights under Texas and Delaware law are, in all material respects, substantially similar. Both jurisdictions provide comparable frameworks governing classified boards, the removal of directors, amendments to charters and bylaws, blank check preferred stock, stock repurchases, dividends, and appraisal rights. To the extent differences appear to exist between Texas and Delaware law, the Special Committee concluded that most reflect differences in default statutory provisions that may be addressed through a corporation’s governing documents and therefore may be resolved through the adoption of appropriate charter and bylaw provisions following the Texas Redomestication (see the section “Certain Differences Between Delaware Charter and Bylaws and Texas Charter and Bylaws” below for the Company’s summary of certain differences between the Delaware Charter and Delaware Bylaws and the proposed Texas Charter and Texas Bylaws). Some of the distinctions that exist in the proposed Texas Charter provide certain additional shareholder rights that are statutory requirements under the TBOC and that the Board considers as beneficial to shareholders. Accordingly, the Special Committee concluded that the Texas Redomestication would, on balance, not materially diminish the governance rights currently afforded to the Company’s stockholders under Delaware law.
●	Litigation Rights. The Special Committee and its advisors conducted an extensive review of litigation-related considerations and concluded that, in most substantive areas, Texas and Delaware law apply essentially the same legal standards, even if articulated somewhat differently. These areas include fiduciary duties owed to the corporation and its stockholders, the business judgment rule, director and officer exculpation, indemnification and advancement rights, the corporate opportunity doctrine, and standards of judicial review, including entire fairness. While the Special Committee noted that Delaware law has addressed certain public-company issues more explicitly than Texas law to date - such as Caremark oversight claims, conflicted controller transactions, and intermediate scrutiny of defensive measures - it concluded that Texas law’s relative silence in these areas does not indicate that Texas law is, or would become, materially less protective of stockholder litigation rights than Delaware. Texas courts frequently look to Delaware precedent to inform their analysis where Texas law has not fully evolved, and the Special Committee found no basis to conclude that Texas courts would adopt substantively different standards in areas where Texas statutory or case law has not yet fully evolved.

The Special Committee identified several areas in which Texas and Delaware differ in ways relevant to stockholder litigation. First, Texas law allows a corporation to adopt bylaws which impose an ownership threshold which cannot exceed 3% of the outstanding shares on stockholders seeking to bring derivative actions. Second, in the event that a stockholder brings a derivative suit which results in a “disclosure-only”, settlement, the stockholder’s attorney is prohibited from recovering attorneys’ fees. Third, while Texas and Delaware allow the inclusion of similar exculpation provisions in the charters, Texas allows exculpation to extend equally to directors and officers whereas Delaware does not allow officers of the corporation to be exculpated for any action by or in the right of the corporation. In addition, Texas law provides for statutory business judgment rule protection for directors and officers of a publicly traded corporation providing that directors and officers of the corporation are presumed to act (i) in good faith, (ii) on an informed basis, (iii) in furtherance of the interests of the corporation, and (iv) in obedience to applicable law and the corporation’s governing documents. A plaintiff bears the burden of rebutting these presumptions, and must plead with particularity that the alleged breach by the director or officer constitutes fraud, intentional misconduct, an ultra vires act, or a knowing violation of law.

Texas also has recently established a specialized business court system designed to adjudicate complex commercial and corporate disputes, albeit nascent compared to Delaware’s long-standing chancery court. The Special Committee also considered that stockholder litigation in Texas is resolved through jury trials by default, but that Texas corporations are permitted to adopt bylaws which waive jury trials for such actions. Both Texas and Delaware recently adopted limitations on a stockholders’ ability to seek electronic communications in books and records demands, and Texas, like Delaware, allows corporations to adopt bylaws choosing Texas as the exclusive dispute resolution forum for internal claims. Texas also differs from Delaware in that it has codified the business judgment rule, while Delaware relies on a common law rule. The business judgment rule in Texas requires courts to presume officers and directors act in good faith, on an informed basis, in furtherance of a corporation’s best interests, and in obedience to the law and the governing documents. Under Texas law, a plaintiff asserting that a fiduciary breached its duty must not only rebut one of these presumptions, but importantly must also plead with particularity—and ultimately prove—that the alleged breach “involved fraud, intentional misconduct, an ultra vires act, or a knowing violation of law.”  This is a higher burden than what is imposed by Delaware law.

The Special Committee concluded that these differences are procedural rather than substantive in nature and do not materially alter stockholder litigation rights.

●	Additional Procedural and Litigation Considerations. In the course of its evaluation, the Special Committee also considered certain risks and uncertainties associated with a redomestication to Texas.

The Special Committee considered the possibility that certain recently adopted provisions of Texas law relevant to stockholder litigation, including procedural requirements applicable to derivative actions, could be subject to future legal challenge, including on constitutional or other grounds. While the Special Committee recognized that these provisions have not yet been extensively tested in Texas courts, it concluded, based on advice from counsel and its review of analogous legal developments, that the risk of such challenges was speculative and that any resulting legal uncertainty would not be materially greater than the ongoing interpretive and doctrinal uncertainty that exists under Delaware law.

The Special Committee also considered that, in connection with the redomestication, the Company would adopt bylaws waiving jury trials for certain internal corporate claims. In evaluating this matter, the Special Committee took into account that Texas law expressly permits corporations to adopt such provisions, that stockholders will receive advance disclosure of the waiver and an opportunity to consider it in connection with the redomestication proposal, and that similar forum-selection and procedural bylaws are widely used by public companies to promote consistency, efficiency, and predictability in the resolution of internal corporate disputes.

In addition, the Special Committee considered the recent establishment of Texas’s specialized business court system and acknowledged that, as a relatively new judicial forum, there may be some uncertainty as to the timing and development of its procedures and jurisprudence. The Special Committee determined, however, that this uncertainty is transitional in nature and does not outweigh the anticipated benefits of a statutory framework designed to adjudicate complex corporate and commercial matters, particularly in light of Texas courts’ established practice of drawing upon Delaware precedent where appropriate.

Recommendation of the Special Committee

At a Special Committee meeting held on February 13, 2026, the Special Committee reviewed and considered the factors and considerations described above under “The Special Committee’s Evaluation of the Texas Redomestication” and below under “Reasons for the Texas Redomestication,” and after evaluating the benefits and potential risks of the proposed transaction, the Special Committee formally adopted resolutions on February 17, 2026 approving the Texas Redomestication, determining that it is in the best interests of the Company and its stockholders, and recommending that the Board submit the Texas Redomestication to the Company’s stockholders for approval at the 2026 Annual Meeting. The Special Committee also recommended that (1) the Board and management take all necessary and appropriate steps to implement the Special Committee’s determination consistent with legal obligations; (2) the stockholder vote on redomestication receive the approval of the holders of a majority of the outstanding shares of common stock entitled to vote and be conditioned on approval of a majority of votes cast by stockholders of the Company other than the Company’s directors, officers and their respective affiliates and associates; and (3) the Board recommend that stockholders vote for the Texas Redomestication based on the Special Committee’s determination that redomesticating to Texas is in the best interest of the Company and all of its stockholders. The resolution of the Special Committee approving the Texas Redomestication through the adoption of the Plan of Conversion is included as Annex A to this Proxy Statement (the “Texas Redomestication Resolution”).

The Special Committee considered, among other things, a number of factors relating to the procedural safeguards that it believes were and are present to permit the Special Committee to represent effectively the interests of all of the Company’s stockholders. The Special Committee believes these factors support its determinations and recommendations regarding the Texas Redomestication. The following procedural safeguards are listed in no particular order:

●	Independence and Disinterestedness: The Special Committee examined its own independence and concluded that it consisted of independent and disinterested directors.
●	Prior Special Committee Approval: The Board in establishing the Special Committee had decided and resolved not to approve any redomestication transaction without the prior favorable recommendation by the Special Committee.
●	Active Involvement and Oversight: The Special Committee was actively engaged in evaluating the potential redomestication over a concentrated period, holding a series of formal meetings with access to advisors as appropriate. During this period, the Special Committee directed the process, requested and received input from internal and external advisors, and asked questions it deemed necessary to evaluate the potential benefits and detriments of the redomestication. The Special Committee was provided access to Company management and its advisors as requested and exercised active oversight of the evaluation process, notwithstanding the focused timeline over which the Special Committee conducted its review.
●	Consideration of Relevant Facts and Information: The Special Committee made its evaluation of a potential redomestication based upon numerous factors including, without limitation, those summarized herein.
●	No Obligation to Recommend that the Board Should Approve: The Special Committee had no obligation to recommend that the Board should approve the Texas Redomestication (or any redomestication).
●	Approval by Majority of Disinterested Stockholders: The Special Committee recommended that the Texas Redomestication require the affirmative vote of at least a majority of the votes cast at the 2026 Annual Meeting by stockholders other than members of the Board and management and their respective affiliated and associated stockholders, this vote would be in addition to the statutory minimum required approval of the majority of shares outstanding.

Ultimately, the Special Committee determined that the uncertainties, risks, and potentially negative factors relevant to the Texas Redomestication were outweighed by the potential benefits of the Texas Redomestication. It therefore recommended that the Board should approve the Texas Redomestication.

Recommendation of the Board

Following the determination of the Special Committee that the Texas Redomestication is advisable and in the best interests of the Company and all of its stockholders and the recommendations of the Special Committee, on February 20, 2026, the Board determined that the Texas Redomestication is in the best interests of the Company and all of its stockholders, approved the Texas Redomestication, directed that the Texas Redomestication be submitted for consideration by our stockholders at the 2026 Annual Meeting and recommended that our stockholders approve the Texas Redomestication and adopt the Texas Redomestication Resolution and the Plan of Conversion. In particular, the Board adopted the Texas Redomestication Resolution and recommended that the stockholders of the Company approve the Texas Redomestication Resolution, adopt the Plan of Conversion and approve the conversion of the Company from a Delaware Corporation to a Texas Corporation. Pursuant to Section 266 of the DGCL, the Texas Redomestication Resolution is hereby submitted for adoption by the stockholders of the Company, with the Board’s recommendation that stockholders vote for the Texas Redomestication Resolution.

Reasons for the Texas Redomestication

Texas as a Core eXp Hub

The Special Committee and the Board considered the alignment between the Company’s state of incorporation and the location of its core business activity. The Company has no material operations in Delaware, and Delaware has never functioned as the Company’s operational, commercial, or strategic center. By contrast, Texas is one of the

Company’s largest U.S. markets by agent count and transaction activity and represents a meaningful concentration of the Company’s business, relationships, and growth opportunities.

The Board and the Special Committee believe that aligning the Company’s legal domicile with a state in which it has a substantial operational and economic presence is both intuitive and consistent with market practice. Academic research reviewed by the Special Committee recognizes that incorporation in a state with material business presence can strengthen relationships with key stakeholders, including employees, agents, regulators, and local communities, and can enhance predictability in corporate governance and oversight. The Texas Redomestication would better align the Company’s legal home with the location where a meaningful amount of its business is conducted and where significantly more of its real estate professionals are located, as compared to Delaware.

By comparison, the Company’s incorporation in Delaware was driven solely by Delaware’s historical legal framework, not by a material operational nexus to the state. The Special Committee and the Board concluded that there is no continuing benefit to remaining incorporated in Delaware that would support a decision to remain incorporated in a state in which it has little to no business presence, particularly in light of recent developments in Texas corporate law and the Company’s substantial footprint in Texas.

eXp is an Agent-Centric Company

eXp’s business is fundamentally driven by its independent agents, who are central to the Company’s revenue, growth, culture, and competitive position. The Company’s long-term success depends on attracting, retaining, and supporting agents, and the Board and management regularly make decisions with the objective of aligning stockholder value with the interests of the agents who power the business.

In evaluating the Texas Redomestication, the Special Committee and the Board considered that Texas law expressly permits directors and officers to consider the interests of constituencies critical to the enterprise when exercising their fiduciary duties. While the Special Committee and the Board do not expect the Texas Redomestication to change how the Company operates, they viewed this statutory framework as consistent with eXp’s agent-centric model and as better aligning the Company’s governance framework with the realities of its business.

A Redomestication May Have Financial Benefits and Cost Savings

The Special Committee and the Board considered that the Texas Redomestication may result in significant financial benefits, including, but not limited the following:

●	eXp is currently foreign-registered in Texas and already subject to the Texas margin tax, which we pay regardless of our state of incorporation. In 2025, eXp paid approximately $237,000 in Texas margin taxes, and those payments would continue following the Texas Redomestication. Separately, in 2026, eXp paid approximately $200,000 in Delaware franchise taxes, and we expect that amount to remain approximately the same in 2026 if we continue as a Delaware corporation (based on our current capital structure and assets). If we redomesticate to Texas, the Delaware franchise tax would be eliminated, resulting in an annual savings of approximately $200,000, and eXp would continue paying the Texas margin tax as it does today. Annual state-level fees payable to Texas as a domestic corporation would be de minimis in comparison.
●	Over the past four years, the Company has spent increasing amounts defending stockholder litigation in Delaware. Because of the actions taken by Texas to curb frivolous and opportunistic stockholder litigation described below and a generally less litigious environment and books and records demands, eXp may experience cost savings over time if it redomesticates to Texas.
●	If eXp redomesticates to Texas, the Company may eventually experience potential cost savings in D&O insurance premiums from reduced litigation and litigation costs, including attorneys’ fees, which can be significant for corporate litigation.

A Redomestication in Texas May Reduce the Risk of Opportunistic Litigation

The Texas Redomestication may reduce the risk of future opportunistic and frivolous litigation against the Company and its directors and officers. Texas has implemented certain limitations for bringing a derivative proceeding against a Texas corporation, including (i) applying the business judgment rule to a decision of an independent board committee involving transactions with controlling shareholders, directors or officers, (ii) allowing public companies to adopt an ownership percentage in their certificate of formation or bylaws that shareholders must meet to initiate a claim and (iii) requiring shareholders to make a formal written demand on the corporation prior to bringing a derivative claim.

In addition, although Section 220 of the DGCL was amended on March 25, 2025 to narrow the scope of such inspection demands and increase the burden on stockholders for obtaining such records, we still expect fewer opportunistic and frivolous inspection demands under Texas law as inspection rights are more restricted for shareholders of a publicly traded company. Specifically, under the TBOC, a shareholder must hold at least 5% of the outstanding shares of a Texas corporation or have been a holder of shares for at least six months in order to be eligible to make an inspection demand. A publicly traded Texas corporation may also deny inspection demands from shareholders with ongoing or expected litigation involving the corporation or derivative proceedings involving the shareholders or its affiliates.

A Redomestication in Texas May Enhance the Company’s Ability to Attract Qualified Directors and Officers

The Board also considered that the increasing frequency and cost of claims directed towards directors and officers of Delaware corporations has expanded the risk facing directors and officers of public companies in exercising their duties. Although both Delaware and Texas law afford some protections to directors and officers in the form of exculpation from potential liability for money damages for certain acts in their capacities as directors and officers, Texas law affords potentially greater protections. Specifically, pursuant to a recent amendment to the DGCL, similar protections can be extended to senior officers of Delaware corporations in certain circumstances, but officers cannot be protected to the same degree as directors. For example, the DGCL does not permit a corporation to exculpate senior officers for breaches of the duty of care in claims asserted derivatively. By contrast, Texas law permits a broader exclusion of individual liability of officers, allowing officers to be exculpated to the same extent as directors. The Board believes that Texas Redomestication may help the Company attract and retain qualified management and directors by reducing the risk of opportunistic and frivolous lawsuits.

Litigation Forum Considerations Do Not Alter the Balance

The Special Committee and the Board considered the fact that Texas’s specialized business court system was opened in September 2024 and remains in a relatively nascent state. This factor did not alter the balance in the Special Committee’s evaluation of the Texas Redomestication, due to the factors discussed above, such as Texas’ statute-based approach to corporate law, protections against opportunistic litigation and codification of the business judgment rule.

Moreover, the Special Committee and the Board do not think that the Texas Business Court should be avoided simply because it is new. eXp prides itself on being a first-mover in its industry and attributes its agent attraction to its innovation.

Certain Risks Associated with the Texas Redomestication

Although the Special Committee and the Board believe that the Texas Redomestication is in the best interests of the Company and all of its stockholders, there can be no assurance that the Texas Redomestication will result in all or any of the benefits described in this Proxy Statement, including the benefits of or resulting from incorporation in Texas or the application of Texas law to the internal affairs of the Company.

For the Company’s comparison of stockholders’ rights and the material substantive provisions that apply to the Board and executive officers under Delaware and Texas law, see “Comparison of Stockholder Rights under Delaware and Texas Law” below.

Loss of Extensive Delaware Case Law and Established Court System

The Delaware Court of Chancery and Supreme Court are highly respected and experienced business courts. Delaware has an extensive body of case law. Trials are before judges who are experts in corporate law and appointed for 12-year terms. Delaware statutory law is regularly updated by the legislature, which meets every year.

By contrast, the Texas Business Court is relatively newly established and Texas’ case law concerning the application of its statutes and regulations is not as developed as Delaware case law. As a result, the Company and its stockholders may experience more uncertainty if an issue is before the Texas Business Court where there is not currently clear guidance or precedent. How the Texas Business Court system will function over time, and how the substantive and procedural differences from typical Texas state courts will fully manifest, cannot be known for certain.

Notwithstanding the conclusions of the Special Committee and the Board, it is nevertheless possible that familiarity with Delaware and perceptions regarding the breadth and stability of Delaware corporate law may impact the views of certain investors or potential director and officer candidates. It is possible that these external perceptions regarding Delaware law may impact the behaviors of such third parties, which could have an adverse effect on our business.

Certain Differences Between Delaware and Texas Law

Although the Special Committee and the Board have determined that, on balance and as relevant to the Company, the rights of stockholders under the DGCL and the TBOC are substantially equivalent, Delaware and Texas law differ in certain respects that may affect the manner in which stockholder rights are exercised. A summary of certain of these differences is included in the section entitled “Comparison of Stockholder Rights under Delaware and Texas Law.”

The Special Committee, together with its legal advisors, identified certain areas in which Delaware and Texas law differ, and considered whether any such differences would be material to the Company or its stockholders. In general, the Special Committee concluded that these differences are largely procedural in nature or reflect Delaware’s longer-developed body of corporate case law, rather than fundamental differences in substantive stockholder rights. In particular, Delaware law offers a more mature and extensively litigated framework in areas such as enhanced judicial scrutiny of defensive measures, conflicted controller transactions, and fiduciary duty claims arising in change-of-control contexts, which may be viewed as more stockholder-friendly in certain circumstances.

The Special Committee and its advisors concluded that, notwithstanding differences in statutory language, both regimes ultimately provide boards with meaningful discretion to evaluate strategic alternatives in good faith and in the best interests of the corporation and its stockholders.

Limitations on Derivative Claims and Shareholder Demands

As described above, the Texas Redomestication will enable the Texas Corporation to adopt a requirement in its certificate of formation or bylaws that stockholders must own up to 3% of the Texas Corporation’s outstanding shares before they can initiate a derivative claim, which would limit the ability for stockholders to bring derivative claims. Stockholders of the Texas Corporation will also have more limited rights to demand an inspection of books and records compared to stockholders of the Delaware Corporation. In addition, Texas has eliminated plaintiff attorney’s fees for disclosure suits. Such limitations may adversely affect a stockholder’s ability to bring a claim for disputes with the Company or its directors, officers or other employees, which may discourage lawsuits against the Company and its directors, officers and other employees.

Texas Will Be the Sole and Exclusive Forum for Certain Types of Actions and Proceedings

The Texas Bylaws provide that, to the fullest extent permitted by law, the Texas Business Court in the Eleventh Division of the Texas Business Court will be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Texas Corporation; (ii) any action asserting a claim for or based on a breach of a fiduciary duty owed by any current or former director, shareholder, officer or other employee of the Texas Corporation  to the Texas Corporation  or the Texas Corporation’s stockholders; (iii) any action asserting a claim against the Texas Corporation or any current or former director, officer or other employee of the Company arising pursuant to any provision of the TBOC, the Texas Charter or Texas Bylaws (as each may be amended from time to time); (iv) any action asserting an “internal entity claim” (as defined in Section 2.115 of the TBOC) or (vi) any other action or proceeding in which the Texas Business Court has jurisdiction. This exclusive forum provision does not apply to claims as to which the Texas Business Court determines that there is an indispensable party not subject to the jurisdiction of such court (and the indispensable party does not consent to the personal jurisdiction of such court within 10 days following such determination), claims that are vested in the exclusive jurisdiction of a court or forum other than the Texas Business Court, or claims for which the Texas Business Court does not have subject matter jurisdiction.

In addition, the Texas Bylaws provide that the federal district courts of the United States shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended.

Transaction Costs and Potential Litigation

We have incurred and will incur certain non-recurring costs in connection with the Texas Redomestication, including certain filing fees and legal and other transaction costs. We believe a majority of these costs have already been incurred or will be incurred by the submission of the Texas Redomestication Proposal to stockholders regardless of whether the Texas Redomestication is ultimately completed, except for any litigation related expenses that may arise, which we cannot predict. Many of the expenses that will be incurred and other potential transaction costs are difficult to accurately estimate at the present time, and additional unanticipated costs may be incurred in connection with the Texas Redomestication.

It is also possible that the Texas Redomestication, regardless of merit, results in additional litigation, with additional expense, distraction and time. Further, if a court determines that such litigation has merit, we may be required to pay substantial expenses monetary damages or attorneys’ fees.

What Changes After the Texas Redomestication?

The Texas Redomestication will effect a change in the legal domicile of the Company and other changes, the most significant of which are described below. Following the Texas Redomestication, we will be governed by the TBOC instead of the DGCL, and we will be governed by the Texas Charter and Texas Bylaws. The Delaware Charter and the Delaware Bylaws will no longer be applicable following completion of the Texas Redomestication. Approval of this Proposal will constitute approval of the Texas Charter and Texas Bylaws.

The summaries below do not purport to be complete and are subject to, and qualified in their entirety by reference to, the TBOC, the Texas Charter, the Texas By-laws, the DGCL, the Delaware Charter, and Delaware By-laws, which you should carefully read, together with this entire document and the other referenced documents for a more complete understanding of the differences between being a stockholder of the Company before the Texas Redomestication and being a stockholder of the Company following the completion of the Texas Redomestication. Copies of the Texas Charter, the Texas Bylaws, the Delaware Charter and Delaware Bylaws are included as Annex B, Annex C, Annex E, and Annex F, respectively, to this Proxy Statement.

Certain Differences Between Delaware Charter and Bylaws and Texas Charter and Bylaws

The Texas Charter and Texas Bylaws differ in many respects from the Delaware Charter and Delaware Bylaws. The differences between the rights of stockholders of the Delaware Corporation under the Delaware Charter and Delaware Bylaws and their rights as shareholders of the Texas Corporation immediately after the Texas Redomestication under the Texas Charter and Texas Bylaws are summarized below.

ISSUE	DELAWARE CHARTER	TEXAS CHARTER
Shareholder Voting Threshold for Fundamental Business Transactions

Under the DGCL, certain matters subject to a stockholder vote, including certain business transactions including, without limitation, mergers, conversions, sales of all or substantially all of the assets, require a default vote of the holders of a majority of the outstanding shares entitled to vote thereon, unless the charter specifies a higher voting threshold. The current Delaware Charter does not include a higher voting threshold so the default voting standard for such business transactions applies.

Under the TBOC, certain matters subject to a shareholder vote, including “fundamental business transactions” such as mergers, sales of substantially all assets, and other transactions, require a default vote of 2/3 of the shareholders of each class, unless the charter specifies a lower voting threshold.

The proposed Texas Charter provides that the following shareholder actions may be taken by the affirmative vote of a majority of shares of the corporation entitled to vote thereon: (i) the adoption by shareholders of a proposed amendment of the certificate of incorporation; (ii) the adoption by shareholders of a proposed plan of merger or consolidation; (iii) the approval by shareholders of a sale, lease, exchange, or other disposition of all, or substantially all, of the assets of the corporation otherwise than in the usual and regular course of business as conducted by the corporation; and (iv) the winding up or dissolution of the corporation.

The proposed Texas Charter does not address the vote necessary to revoke a voluntary decision to wind up the corporation or cancel an event requiring winding up of the corporation or reinstatement. Therefore, those actions will require the affirmative vote of two-thirds of the shareholders entitled to vote on such fundamental actions.

Charter Amendment

The Delaware Charter provides that the affirmative vote of the holders of at least fifty-one percent (51%) of the voting power of the outstanding shares of stock of the corporation entitled to vote generally in the election of directors, voting together as a single class, in addition to any vote of the holders of any class or series of the stock of the corporation required by law or by the Delaware Charter, is required to

The proposed Texas

Charter provides that the certificate of formation requires the affirmative vote of affirmative vote of the holders of a majority of the total voting power represented by the outstanding capital stock of the Company entitled to vote thereon.

ISSUE	DELAWARE CHARTER	TEXAS CHARTER

amend Article IV (Directors), Article V (Indemnification), Article XI (Internal Corporate Claims), and Article XII (Supermajority Provisions) of the Delaware Charter. Amendments to Articles I, II, III, VI, VII, VIII and IX of the Delaware Charter must be made in accordance with the default voting standards for amendments to the certificates of incorporation under the DGCL.

Under the DGCL, subject to limited exceptions, an amendment to the certificate of incorporation must be approved by (i) the board of directors and (ii) the holders of a majority of a Delaware corporation’s outstanding stock entitled to vote thereon, unless the certificate of incorporation provides for a greater number. In addition, unless otherwise expressly required by the certificate of incorporation: (1) no meeting or vote of stockholders is required to adopt an amendment that reclassifies by subdividing the issued shares of a class of stock into a greater number of issued shares of the same class of stock (and, in connection therewith, such amendment may increase the number of authorized shares of such class of stock up to an amount proportionate to the subdivision), provided the corporation has only one class of stock outstanding and such class is not divided into series; and (2) an amendment to increase or decrease the authorized number of shares of a class of capital stock or an amendment to reclassify by combining the issued shares of a class of capital stock into a lesser number of issued shares of the same class of stock may be made and effected, without obtaining the vote or votes of stockholders otherwise required if: (A) the shares of such class are listed on a national securities exchange immediately before such amendment becomes effective and meet the listing requirements of such national securities exchange relating to the minimum number of holders immediately after such amendment becomes effective, (B) at a properly called meeting, a vote of the stockholders entitled to vote thereon, voting as a single class, is taken for and against the proposed amendment, and (C) if the amendment increases or decreases the authorized number of shares of capital stock for which no provision has been made pursuant to the last sentence of paragraph (b)(2) of Section 242 of the DGCL, the votes cast for the

ISSUE	DELAWARE CHARTER	TEXAS CHARTER
amendment by the holders of such class exceed the votes cast against the amendment by the holders of such class.

Bylaws Amendment

The Delaware Charter provides that the

Delaware Bylaws, may be amended by the affirmative vote of the holders of at least fifty one percent (51%) of the voting power of all of the then outstanding shares of the capital stock of the corporation entitled to vote generally in the election of directors, voting together as a single class, in addition to any vote of the holders of any class or series of stock of the corporation required by law or by the Delaware Charter.

The proposed Texas Charter provides that the proposed Texas Bylaws may be amended by (i) the affirmative vote of a

majority of the board of directors where

quorum is present or (ii) the affirmative vote of a majority of the voting power of the outstanding capital stock of the Company entitled to vote thereon, voting together as a single class.

No Cumulative Voting

Under Delaware law, cumulative voting for directors entitles each stockholder to cast a number of votes that is equal to the number of voting shares held by such stockholder, multiplied by the number of directors to be elected, and to cast all such votes for one nominee or distribute such votes among up to as many candidates as there are positions to be filled.  Although the DGCL does not generally grant stockholders cumulative voting rights, a Delaware corporation may provide in its certificate of incorporation for cumulative voting in the election of directors.  The current Delaware Charter does not provide for cumulative voting.

Under the TBOC, shareholders have the right to cumulative voting if the certificate of formation elects to provide for cumulative voting.

The proposed Texas Charter does not provide for cumulative voting by shareholders in the election of directors.

Director Elections

The Delaware Bylaws provide that at meetings of stockholders for the election of directors at which a quorum is present where the number of director nominees is equal to the number of positions on the board of directors to be filled through election and proxies are solicited for such election of directors solely by the corporation, the affirmative vote of a majority of the shares of stock of the corporation which are voting in the election of directors shall be required to elect. In all other meetings of stockholders for the election of directors at which a quorum is present, a plurality of the votes cast shall be sufficient to elect.

The proposed Texas Charter provides that directors of the Texas corporation are to be elected at a meeting of shareholders at which a quorum is present, if the number of votes cast “for” such nominee’s election exceed the number of votes cast “against” such nominee’s election, excluding abstentions.

Board of Directors Vacancies	The current Delaware Charter provides that vacancies on the Board can only be filled by vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director.

The TBOC provides that, a vacancy occurring in the board of directors after the issuance of shares may be filled by (i) election at an annual or special meeting of shareholders called for that purpose or (ii) by the affirmative vote of the majority of the remaining directors, even if the remaining directors constitute less than a quorum of the board of directors.

ISSUE	DELAWARE CHARTER	TEXAS CHARTER

Additionally, the TBOC prevents a board of directors from filling more than two vacancies caused by an increase in the size of the board of directors between any two annual meetings of shareholders, and any directors appointed or elected by the board of directors or shareholders to fill a vacancy can only serve until the next annual meeting of the shareholders (or special meeting called to elect directors).

The manner for which vacancies in the board of directors are filled are set out in the proposed Texas Bylaws as described in the below summary of the Delaware Bylaws and the proposed Texas Bylaws under “Board of Directors Vacancies.”

Action by Written Consent of Shareholders

The current Delaware Charter  provides that (i) if Glenn Sanford and Penny Sanford are the beneficial owners, in the aggregate, of at least a majority in voting power of all shares entitled to vote in the election of directors, then stockholders may take action by a written consent in lieu of a meeting without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding common stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Company by delivery to its registered office in the State of Delaware, its principal place of business, or an office or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded and (ii) if Glenn Sanford and Penny Sanford no longer are the beneficial owners, in the aggregate, of at least a majority in voting power of all shares entitled to vote in the election of directors, then the stockholders of the corporation are no longer entitled to act by written consent.

Under the TBOC, shareholders are required to have the option to act by written consent in lieu of a meeting, and the proposed Texas Charter provides for shareholder action by written consent in lieu of a meeting without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock representing fifty-five percent (55%) of the outstanding capital stock of the Company entitled to vote thereon.

Calling of Special Shareholder Meetings

The DGCL provides that special meetings of stockholders may be called by the board of directors or by such person or persons as may be authorized by the certificate of incorporation or by the bylaws. The Delaware Bylaws provide that special meetings of stockholders may be called by

The proposed Texas Charter provides that special shareholder meetings may be called by the Board of Directors, the chairperson of the Board of Directors, the chief executive officer, the president, or by shareholders holding 50% of the shares entitled to vote on the proposed

ISSUE	DELAWARE CHARTER	TEXAS CHARTER
the Secretary pursuant to a resolution adopted by a majority of the members of the whole board of directors.

action of such meeting. Under the TBOC, the president of a corporation is required to have the right to call a shareholder meeting as are shareholders holding a specified percentage of the shares entitled to vote at such meeting.

Indemnification

The current Delaware Bylaws authorize indemnification of directors and officers to the fullest extent permitted by Delaware law as it exists or may be amended from time to time.

See “Comparison of Stockholder Rights under Delaware and Texas Law—Indemnification” below.

The proposed Texas Charter authorizes the indemnification of directors and officers to the fullest extent permitted by Texas law as it exists or may be amended from time to time.

See “Comparison of Stockholder Rights under Delaware and Texas Law—Indemnification” below.

Preferred Stock	The current Delaware Charter does not provide for preferred stock.

The proposed Texas Charter authorizes blank-check preferred stock with the designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of any series of preferred stock to be fixed by a resolution of the board of directors of the corporation.

Certain differences between the Texas Bylaws and the Delaware Bylaws are as follows:

Issue	Delaware	Texas
Shareholder Voting Threshold

The Delaware Bylaws provide that all questions presented to the stockholders other than certain contested elections of directors and matters as to which the Delaware Charter, the Delaware Bylaws, applicable law or the rules or regulations of any stock exchange applicable to the corporation or its securities provide for a different voting standard, are to be decided by the affirmative vote of the holders of a majority of the shares of stock of the corporation which are voting on the matter. The Delaware Bylaws further provide that in the case of a contested election of directors, directors shall be elected by a plurality of the votes cast.

The proposed Texas Bylaws provide that an affirmative vote of the majority of shares of the outstanding capital stock of the corporation entitled to vote and represented at a meeting with quorum shall be sufficient to approve, authorize, adopt, or to otherwise cause the corporation to take, or affirm the corporation taking of, any action, other than certain actions such as “fundamental business transactions.”

Board of Directors Vacancies

The current Delaware Bylaws that unless otherwise provided by law or the Delaware Charter, any newly created directorship or any vacancy occurring in the board of directors for any cause may be filled only by the affirmative votes of a majority of the remaining members of the board of directors, although such majority is less than a quorum,

The proposed Texas Bylaws provide that director vacancies may be filled in any manner permitted by the TBOC, in each case to the extent permitted by the TBOC, including by (i) by a majority vote of the directors then in office, even if the remaining directors constitute less than a quorum of the board of directors, or (ii) by election at an annual or special meeting of shareholders called for that purpose.

Director Removal

The Delaware Bylaws provide that any one or more or all of the directors may be removed, with or without cause, by the holders of at least a majority of the outstanding shares of capital stock then entitled to vote at an election of directors.

Texas law allows shareholders to remove directors with or without cause or, unless the certificate of incorporation or bylaws provide otherwise. The Texas Bylaws provide any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the voting power of the shares then entitled to vote at an election of directors. Texas law does not permit the removal of a director by the other directors or suspension of a director by the other directors.

Advance Notice Requirements for Stockholder Proposals and Director Nominations

Under the Delaware Bylaws, nominations of persons for election to the Board may be made at an annual meeting or special meeting of stockholders provided that the Board has determined that directors are to be elected at a special meeting, and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders, by any stockholder who was a stockholder of record at the time of giving the stockholder’s notice, who is entitled to vote at the meeting and who complied with the

The proposed Texas Bylaws provide detailed requirements that a shareholder must properly follow in order to bring proposals or director nominations before annual and special meetings of shareholders. These requirements include certain informational and timing requirements, as well as eligibility and disclosure requirements.

Generally, the advanced notice requires that for shareholder proposals or director nominations to be properly brought before an annual meeting, a shareholder must deliver written notice to the Secretary at the Company's principal executive offices no earlier than 8:00 a.m. local time on the 120th day and no later than 5:00 p.m. local time on the 90th day prior to the first anniversary of the preceding year's annual meeting of shareholders. The notice must set forth certain information for business proposals and director nominations such, the nominee's name, age, business and residence addresses, and principal occupation; shareholdings and derivative instruments held by the nominee; all information required under Section 14 of the Securities Exchange Act of 1934 for contested director elections; the nominee's written consent to being named in the proxy statement and serving as a director if elected; a description of any third-party compensation agreements within the past three years; and a description of material relationships between the nominee and the nominating shareholder; a brief description of the proposed business; the full text of the proposal (including any resolutions and proposed bylaw or certificate of formation amendments); the reasons for conducting such business at the meeting; any material interest of the shareholder or beneficial owner in the proposal; and a description of all agreements and arrangements with any other persons concerning the proposal.

In addition, to be eligible to make a proposal or nomination at an annual meeting, a shareholder must (1) be a shareholder of record at the time of giving notice, (2) be a shareholder of record on the record date for shareholders entitled to notice of the annual meeting, (3) be a shareholder of record on the record date for shareholders entitled to vote at the meeting (if different from the notice record date), (4) be a shareholder of record at the time of the annual meeting, and (5) comply with all applicable procedural requirements.

Issue	Delaware	Texas

notice procedures set forth in the Delaware Bylaws.

Our Delaware Bylaws require stockholders seeking to bring business before an annual meeting of stockholders, or to nominate individuals for election as directors at an annual or special meeting of stockholders to provide timely notice in writing. To be timely, a stockholder’s notice for an annual meeting must be delivered to the Company’s secretary not later than the close of business on the 90th day nor earlier than the close of business on the 120th day, prior to the anniversary of the preceding year’s annual meeting. However, if no annual meeting was held in the previous year or if the date of the annual meeting is more than 30 days before or more than  70 days after such anniversary date, notice by the stockholder must be  delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Company.

 In the event the Company calls a special meeting of stockholders for the purpose of electing directors, notice by the stockholder must be delivered to the Company’s Secretary not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting.

The Delaware Bylaws also specify requirements notice by the stockholder must be so delivered as to the form and content of a stockholder’s notice.

Action by Written Consent	The current Delaware Bylaws provide for stockholder written consent in the same manner as described in the above summary of the Delaware Charter and the	The proposed Texas Bylaws provide for shareholder written consent in the same manner as described in the above summary of the Delaware Charter and the

Issue	Delaware	Texas
	proposed Texas Charter under “Action by Written Consent.”	proposed Texas Charter under “Action by Written Consent.”

Calling of Special Shareholder Meetings

The DGCL provides that special meetings of stockholders may be called by the board of directors or by such person or persons as may be authorized by the certificate of incorporation or by the bylaws. The current Delaware Bylaws provide that special stockholder meetings may be called by the Secretary pursuant to a resolution adopted by the whole Board.

The proposed Texas Bylaws mirrors the proposed Texas Charter and provide that special shareholder meetings may be called by the Board of Directors, the chairperson of the Board of Directors, the chief executive officer, the president, or by shareholders holding 50% of the shares entitled to vote on the proposed action of such meeting. Under the TBOC, the president of a corporation is required to have the right to call a shareholder meeting as are shareholders holding a specified percentage of the shares entitled to vote at such meeting.

Stockholder Threshold for instituting Derivative Proceedings	The DGCL does not have an equivalent statutory provision allowing for the governing documents to institute a threshold for derivative proceedings.

As allowed under the TBOC, the proposed Texas Bylaws provide that no shareholder may institute or maintain a “derivative proceeding” (as defined in Section 21.551 of the TBOC) in the right of the corporation unless such shareholder, at the time the derivative proceeding is instituted, beneficially owns a number of shares sufficient to meet an ownership threshold of at least three percent (3%) of the outstanding shares of the Company.

Cancellation of Special Shareholder Meetings	The current Delaware Bylaws contemplate that the Board may postpone or adjourn a special stockholder meeting.

The proposed Texas Bylaws provide To the extent permitted by the TBOC, the Board may postpone, cancel or reschedule any previously scheduled meeting of shareholders at any time, before or after the notice for such meeting has been given to the shareholders. Under the TBOC, The Board may not cancel a special meeting of shareholders called by shareholders.

Proxies	The current Delaware Bylaws provide that no proxy authorized by a stockholder is valid after three years from the date of its execution, unless the proxy provides for a longer period.

Under the TBOC, a proxy is not valid for more than eleven months after the date the proxy is executed, unless otherwise provided by the proxy, and so the proposed Texas Bylaws provide that no proxy shall be voted or acted upon after eleven months from its date, unless the proxy provides for a longer period.

Board of Directors Committees

The current Delaware Bylaws provide that any committee, to the extent permitted by law and to the extent provided in the resolution of the board of directors, may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation,

The proposed Texas Bylaws provide that committees have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers that

Issue	Delaware	Texas
and may authorize the seal of the corporation to be affixed to all papers which may require it.

may require it, provided that, no committee shall have the power to:

(i) amend the certificate of formation, except to (x) establish series of shares, (y) increase or decrease the number of shares in a series or (z) eliminate a series of shares as authorized by Section 21.155 of the TBOC,

(ii) propose a reduction of stated capital under Sections 21.253 and 21.254 of the TBOC,

(iii) approve a plan of merger, share exchange, or conversion of the corporation,

(iv) recommend to shareholders the sale, lease, or exchange of all or substantially all of the property and assets of the corporation not made in the usual and regular course of its business,

(v) recommend to the shareholders a voluntary winding up and termination or a revocation of a voluntary winding up and termination,

(vi) amend, alter, or repeal the bylaws or adopt new bylaws,

(vii) fill vacancies on the board of directors,

(viii) fill vacancies on or designate alternate members of a committee of the board of directors,

(ix) fill a vacancy to be filled because of an increase in the number of directors,

(x) elect or remove officers of the corporation or members or alternate members of a committee of the board of directors,

(xi) set the compensation of the members or alternate members of a committee of the board of directors, or

(xii) alter or repeal a resolution of the board of directors that states that it may not be amended or repealed by a committee of the board of directors.

Issue	Delaware	Texas

Advancement of Expenses

The current Delaware Bylaws provides that the corporation will, to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by any person allowed to be indemnified by the corporation, to the fullest extent permitted by applicable law (a “Covered Person”) in defending any proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified.

The proposed Texas Bylaws provide that reasonable expenses incurred by an officer or director of the corporation in defending any proceeding will be paid in advance the corporation upon receipt of a written request (together with documentation evidencing such expenses and any documentation as may be required by the TBOC) and an undertaking by or on behalf of the person to repay such amounts if it is ultimately determined that the person is not entitled to indemnification under the proposed Texas Bylaws or the TBOC.

Under the TBOC, before a corporation can advance expenses incurred by a director or officer in defending a proceeding, a director or officer is also required to provide a written affirmation attesting in good faith to such director’s or officer’s compliance with the standard of conduct necessary for indemnification, which requirement is included in the Texas Bylaws.

See “—Comparison of Stockholder Rights under Delaware and Texas Law—Advancement of Expenses.”

Exclusive Forum

The current Delaware Charter provides that the Delaware Court of Chancery shall serve as the sole and exclusive forum for certain matters relating to the internal affairs of the corporation.

The exclusive forum provision do not apply to any claim as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination).

The proposed Texas Bylaws provide The Texas Bylaws provide that, unless the Texas Corporation consents to an alternative forum, the Texas Business  Court in the Eleventh Division shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Texas Corporation; (ii) any action asserting a claim for or based on a breach of a fiduciary duty owed by any current or former director, shareholder, officer or other employee of the Texas Corporation to the Texas Corporation or Texas Corporation’s shareholders; (iii) any action asserting a claim against the Texas Corporation or any current or former director, officer or other employee of the Company arising pursuant to any provision of the TBOC, the proposed Texas Charter or Texas Bylaws (as each may be amended from time to time); (iv) any action asserting an “internal entity claim” (as defined in Section 2.115 of the TBOC); and

Issue	Delaware	Texas

(v) any other action or proceeding in which the Texas Business Court has jurisdiction.

For the avoidance of doubt, this forum selection clause shall not apply to any direct claims under the Securities Act of 1933, as amended, or the 1934 Act.

Jury Trial Waiver

Neither the Delaware Charter nor the Delaware Bylaws includes a mandatory waiver of the right to a jury trial. Jury trials are generally not available in the Delaware Court of Chancery, which is the venue in which stockholder suits relating to the internal affairs of a Delaware corporation are typically filed.

The Texas Bylaws provide that, unless the corporation consents to a jury trial, each shareholder, director and officer of the corporation irrevocably and unconditionally waive any right to a trial by jury in any legal action, proceeding, cause of action, counterclaim, cross-claim or third-party claim arising out of “internal entity claim” (as defined in Section 2.115 of the TBOC) and to the fullest extent permitted by applicable law, any other legal action, proceeding, cause of action, counterclaim, cross-claim or third-party claim within the scope of the exclusive forum provision.

Comparison of Stockholder Rights under Delaware and Texas Law

The rights of our stockholders are currently governed by the DGCL, Delaware case law, the Delaware Charter and the Delaware Bylaws. Following completion of the Texas Redomestication, the rights of our shareholders will be governed by the TBOC, Texas case law, the Texas Charter and the Texas Bylaws.

The statutory corporate laws of Texas, as governed by the TBOC, are similar in many respects to those of Delaware, as governed by the DGCL. However, there are certain individual differences that may relate to your rights as a stockholder, as well as the corporate governance of the Company. The following are brief summaries of certain legal considerations relating to the current rights of stockholders of a Delaware corporation and the shareholders of a Texas corporation and the corporate governance of a company in Delaware and in Texas.

The following discussion does not provide a complete description of the differences that may affect you. This summary is qualified in its entirety by reference to the TBOC and DGCL, the body of case law in both jurisdictions, the Delaware Charter and Delaware Bylaws, the Texas Charter and Texas Bylaws. Some of the differences in the legal considerations below may not affect you in light of the provisions of the Texas Charter and Texas Bylaws, which opt in to certain determinations as permitted under the TBOC. This section does not provide a complete description of all similarities and differences among such rights, nor does it include a complete description of such rights

Issue	Delaware	Texas
Increasing or Decreasing Authorized Capital Stock, Including Number of Unissued Shares of a Series of Preferred Stock

The DGCL has no provision for increasing or decreasing authorized capital stock by unilateral board action without stockholder approval, although if the increase in the number of authorized shares is in connection with a forward stock split (up to an amount proportionate to the subdivision), no stockholder approval is required provided that the corporation only has one class of stock outstanding and such class is not divided into series (unless

Under the TBOC, once stock has been issued, the board cannot unilaterally increase or decrease the amount of authorized capital stock without shareholder approval, except as provided below.

The TBOC allows forward or reverse stock splits, including a proportionate increase or decrease in the number of outstanding capital stock, without the need for

Issue	Delaware	Texas
stockholder approval is expressly required by the certificate of incorporation).

shareholder approval, so long as (i) the corporation only has one class of stock outstanding and such class is not divided into series and (ii) the primary purpose of such forward or reverse split is to maintain listing eligibility on a national securities exchange.

With respect to a series of shares of preferred stock established by the board of directors if authorized by the corporation’s certificate of formation (and subject thereto), unless the certificate of formation expressly restricts the board of directors from increasing or decreasing the number of unissued shares of a series to be established by the board of directors, the board of directors may increase or decrease the number of shares in each series to be established, except that the board of directors may not decrease the number of shares in a particular series to a number that is less than the number of shares in that series that are issued at the time of the decrease.

Procedures for Filling Vacant Directorships

Under the DGCL, unless otherwise provided in the certificate of incorporation or bylaws: (1) vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director; and (2) whenever the holders of any class or classes of stock or series thereof are  entitled to elect 1 or more directors by the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected. The term of a director elected to fill a vacancy occurring in the board of directors is the unexpired term of the director’s predecessor in office.

In the case of a Delaware corporation the directors of which are divided into classes, any directors chosen by (1) or (2) of the above shall hold office until the next election of the class for which such

Under the TBOC, except as provided below with respect to class voting, vacancies may be filled by the affirmative vote of the majority of the remaining directors, even if less than a quorum, or by the election at an annual or special meeting of shareholders called for that purpose. The term of a director elected to fill a vacancy occurring in the board of directors is the unexpired term of the director’s predecessor in office.

Except as provided below with respect to class voting, a directorship to be filled because of an increase in the number of directors may be filled by the shareholders or by the board of directors for a term of office continuing only until the next election of one or more directors by the shareholders. The board of directors may not fill more than two such directorships during the period between any two successive annual meetings of shareholders.

Unless otherwise authorized by a corporation’s certificate of formation, a vacancy or a newly created vacancy in a director position that the certificate of

Issue	Delaware	Texas
directors shall have been chosen, and until their successors shall be elected and qualified.

formation entitles the holders of a class or series of shares or group of classes or series of shares to elect may be filled only: (1) by the affirmative vote of the majority of the directors then in office elected by the class, series, or group; (2) by the sole remaining director elected in that manner; or (3) by the affirmative vote of the holders of the outstanding shares of the class, series, or group.

Removal of Directors

Under the DGCL, subject to the exceptions discussed below, holders of a majority of shares then entitled to vote at an election of directors may remove a director or the entire board of directors with or without cause.

Unless the certificate of incorporation provides otherwise, if the board of directors of a Delaware corporation is classified (i.e., elected for staggered terms), a director may only be removed by stockholders for cause.

If a Delaware corporation uses cumulative voting and less than the entire board is to be removed, a director may not be removed without cause if the votes cast against his or her removal would be sufficient to elect him or her if then cumulatively voted at an election of the entire board of directors or, if the board of directors is classified, at an election of the class of directors of which such director is a part. Where the certificate of incorporation provides that separate classes or series of stockholders are entitled, as such a class or series, to elect separate directors, in calculating the sufficiency of votes for removal without cause of such a director, only the votes of the holders of such a class or series are considered.

Under the TBOC, subject to the exceptions discussed below or as otherwise provided by the certificate of formation or bylaws of a corporation, the holders of a majority of shares then entitled to vote at an election of directors may remove a director or the entire board of directors with or without cause.

Unless the certificate of formation provides otherwise, if a Texas corporation’s directors serve staggered terms, a director may only be removed for cause.

If the certificate of formation permits cumulative voting and less than the entire board is to be removed, a director may not be removed if the votes cast against the removal would be sufficient to elect him or her if cumulatively voted at an election of the entire board of directors, or if there are classes of directors, at an election of the class of directors of which the director is a part. Where the certificate of formation provides that separate classes or series of shareholders are entitled, as such a class or series, to elect separate directors, in calculating the sufficiency of votes for removal of such a  director, only the votes of the holders of such a class or series are considered.

Action by Written Consent of Directors

Under the DGCL, unless otherwise restricted by the certificate of incorporation or bylaws, the board of directors of a Delaware corporation may act without a meeting if all of the directors consent in writing.

Under the TBOC, unless otherwise provided by the certificate of formation or bylaws, a written consent stating the action taken and signed by all members of the board of directors of a Texas corporation is also an act of the board of directors.

Action by Written Consent of Stockholders	Under the DGCL, unless otherwise provided in the certificate of incorporation, stockholders may act without a meeting, without prior notice and without a vote, with	Under the TBOC, shareholders may act without a meeting, without prior notice and without a vote, with the written consent of (1) all shareholders or (2) if authorized by

Issue	Delaware	Texas

the written consent of the stockholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. If less than unanimous written consent is given, the corporation must give prompt notice of the action taken to the non-consenting stockholders. The DGCL provides that the certificate of incorporation may eliminate stockholders ability to act by written consent.

the certificate of formation, the shareholders having at least the minimum number of votes that would be necessary to take the action that is the subject of the consent at a meeting, in which each owner or member entitled to vote on the action is present and votes. If less than unanimous written consent is given, the corporation must give prompt notice of the action taken to the non-consenting shareholders. The TBOC provides that shareholders must have the option to act by unanimous written consent.

Special Meetings of the Stockholders

Under the DGCL, the board of directors, or any other one or more persons authorized in the certificate of incorporation or bylaws, may call a special meeting. Stockholders do not have a statutory right to call a special meeting, but the certificate of incorporation or bylaws for the corporation may provide for such right.

Special meetings of the shareholders of a corporation may be called by: (1) the president, the board of directors, or any other person authorized to call special meetings by the certificate of formation or bylaws of the corporation;  or (2) the holders of the percentage of shares specified in the certificate of formation, not to exceed 50 % of the shares entitled to vote or, if no percentage is specified, at least 10 % of all of the shares of the corporation entitled to vote at the proposed special meeting.

Under the TBOC, a corporation cannot prohibit its shareholders from calling a special meeting of shareholders.

Adjournment of Stockholder Meetings

Under the DGCL, unless the bylaws provide otherwise, a meeting of stockholders may be adjourned to another time or place without notice if the time, place, if any, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at  such adjourned meeting are: (1) announced at the meeting at which the adjournment is taken; (2) displayed, during the time scheduled for the meeting, on the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication; or (3) set forth in the notice of meeting.

Under the DGCL, if a meeting of stockholders is adjourned for more than 30 days, or if after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, notice of the adjourned meeting must be

Under the TBOC, unless the certificate of formation or bylaws provide otherwise, a meeting of shareholders may be adjourned due to lack of quorum until the time and to the place as may be determined by a vote of the holders of the majority of the shares who are. present or represented by proxy at the meeting.

The TBOC does not have a specific provision on the notice for an adjourned meeting or the business that may be transacted at an adjourned meeting.

Generally, under the TBOC, the only business that may be conducted at a special meeting of the shareholders is business that is within the purposes described in the notice

Issue	Delaware	Texas

given to each stockholder of record entitled to vote at the meeting, or each stockholder of record entitled to vote at the adjourned meeting as of the new record date set for notice of the adjourned meeting, respectively.

At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting.

Voting by Proxy

Under the DGCL, a stockholder may authorize another person or persons to act for such stockholder by proxy. A proxy is valid for three years from its date unless a longer period is provided in the proxy.

Under the TBOC, a shareholder may authorize another person or persons to act for such shareholder by proxy. A proxy is valid for eleven months from its date of execution unless otherwise provided in the proxy.

Quorum and Required Vote for Stock Corporations

Under the DGCL, the certificate of incorporation or bylaws of a Delaware corporation may specify the number of shares and/or the amount of other securities having voting power the holders of which must be present or represented by proxy at any meeting in order to constitute a quorum for, and the votes that shall be necessary for, the transaction of any business, but in no event shall a quorum consist of less than one-third of the shares entitled to vote at the meeting, except that, where a separate vote by a class or series or classes or series is required, a quorum shall consist of no less than one-third of the shares of such class or series or classes or series.

In the absence of such specification in the certificate of incorporation or bylaws of the corporation: (1) a majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at a meeting of stockholders; (2) in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders; (3) directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors; and (4) where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series,

Under the TBOC, subject to the following sentence, the holders of the majority of the shares entitled to vote at a meeting of the shareholders of a Texas corporation that are present or represented by proxy at the meeting are a quorum for the consideration of a matter to be presented at that meeting. The certificate of formation of a corporation may provide that a quorum is present only if: (1) the holders of a specified portion of the shares that is greater than the majority of the shares entitled to vote are represented at the meeting in person or by proxy; or (2) the holders of a specified portion of the shares that is less than the majority but not less than one-third of the shares entitled to vote are represented at the meeting in person or by proxy.

Subject to the following sentence, directors of a corporation shall be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of shareholders at which a quorum is present. The certificate of formation or bylaws of a corporation may provide that a director of a corporation shall be elected only if the director receives: (1) the vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote in the election of directors; (2) the vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote in the election of directors and represented in person or by proxy at a meeting of shareholders at which a

Issue	Delaware	Texas

present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series.

A bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board of directors.

quorum is present; or (3) the vote of the holders of a specified portion, but not less than the majority, of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of shareholders at which a quorum is present.

Subject to the following sentence, with respect to a matter other than the election of directors or a matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the TBOC, the affirmative vote of the holders of the majority of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter at a shareholders’ meeting of a corporation at which a quorum is present is the act of the shareholders. With respect to a matter other than the election of directors or a matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by this code, the certificate of formation or bylaws of a corporation may provide that the act of the shareholders of the corporation is: (1) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on that matter; (2) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on that matter and represented in person or by proxy at a shareholders’ meeting at which a quorum is present; (3) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on, and who voted for or against, the matter at a shareholders’ meeting at which a quorum is present; or (4) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter at a shareholders’ meeting at which a quorum is present.

Stockholder Vote for Fundamental Business Transactions

Under the DGCL, a majority of the outstanding stock of the corporation entitled to vote thereon generally must approve fundamental changes, such as: (1) certain mergers or consolidations; (2) a sale, lease, or exchange of all or

Under the TBOC, unless otherwise provided for in the TBOC or the certificate of formation of a corporation, shareholders holding at least two-thirds of the outstanding shares of a class entitled to vote on the matter must typically approve

Issue	Delaware	Texas

substantially all of the corporation’s assets (provided that no stockholder authorization or consent is required (A) to mortgage or pledge the corporation’s property and assets unless the certificate of incorporation so requires or (B) where the property or assets in the sale, lease or exchange is collateral that secures a mortgage or is pledged to a secured party and certain additional conditions are met); (3) dissolution; (4) conversion of a domestic corporation to other entities; and (5) transfer, domestication or continuance of a domestic corporation to a foreign jurisdiction. The certificate of incorporation may contain provisions requiring for any corporate action the vote of a larger portion of the stock or of any class or series thereof than is required by the DGCL.

The DGCL does not require a stockholder vote of a constituent corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (i) the plan of merger does not amend the existing certificate of incorporation, (ii) each share of stock of such constituent corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the effective date of merger and (iii) either no shares of the common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or treasury shares of the common stock of the surviving corporation to be issued or delivered under the plan of merger, plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan, do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

fundamental business transactions such as: (1) a merger; (2) an interest exchange; (3) a conversion; or (4) a sale of all or substantially all of the corporation’s assets that is not made in the usual and regular course of the corporation’s business. The certificate of formation can provide for a different threshold of approval, but not less than a majority of the shares entitled to vote.

Unless required by the corporation’s certificate of formation, a merger is not required to be approved by the shareholders of a corporation if: (1) the corporation is the sole surviving corporation in the merger, (2) the certificate of formation of the corporation following the merger will not differ from the corporation’s certificate of formation before the merger, (3) immediately after the effective date of the merger, each shareholder whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical rights, (4) the sum of the voting power of the number of voting shares outstanding immediately after the merger and the voting power of securities that may be acquired on the conversion or exercise  of securities issued under the merger does not exceed by more than 20% the voting power of the total number of voting shares of the corporation are outstanding immediately prior to the merger, and (5) the sum of the number of participating shares that are outstanding immediately after the merger and the number of participating shares that may be acquired on the conversion or exercise of securities issued under the merger does not exceed by more than 20% the total number of participating shares of the corporation that are outstanding immediately before the merger.

Stockholder Vote for Sales, Leases, Exchanges or Other Dispositions

Under the DGCL, a Delaware corporation may sell, lease or exchange all or substantially all of its property and assets when and as authorized by a majority of the outstanding stock of the corporation entitled to vote thereon.

Under the TBOC, generally the sale, lease, exchange or other disposition of all, or substantially all, of the property and assets of a Texas corporation requires the approval of the holders of at least two-thirds of the outstanding shares of the corporation entitled to vote, unless the corporation’s certificate of formation sets a

Issue	Delaware	Texas

No such approval is required, however, if the assets being sold, leased or exchanged are not all or substantially all of the corporation’s assets. There is no necessary quantifying percentage for determining whether assets constitute substantially all of a Delaware corporation’s assets. Only if the sale is of assets quantitatively and qualitatively vital to the business of the corporation is stockholder authorization mandated.

The DGCL does not define the phrase “all or substantially all of the assets.”

lower threshold (which may not be less than a majority of the voting shares).

No such approval is required, however, if the transaction is made in the usual and regular course of a Texas corporation’s business. Under Texas law, even the transfer of substantially all of a corporation’s assets in such a manner that the corporation continues directly or indirectly to engage in one or more businesses is deemed not to be a transaction requiring shareholder approval under the TBOC.

The TBOC defines “a sale of all of substantially all of the assets” as the sale, lease, exchange, or other disposition, other than a pledge, mortgage, deed of trust, or trust indenture unless otherwise provided by the certificate of formation, of all or substantially all of the property and assets of a domestic corporation that is not made in the usual and regular course of the corporation’s business without regard to whether the disposition is made with the goodwill of the business, subject to certain exceptions, including a transaction that results in the corporation directly or indirectly continuing to engage in one or more activities or applying a portion of the consideration received in connection with the transaction to the conduct of an activity that the corporation engages in after the transaction.

Business Combinations Statute

Under the DGCL, unless a Delaware corporation’s certificate of incorporation or bylaws (original, or approved by stockholders) provide otherwise, Delaware corporations that have a class of voting stock listed on a national securities exchange or held of record by 2,000 or more persons are prohibited from entering into any “business combination” with any “interested stockholder” for a period of three years following the time that such stockholder became an interested stockholder. The DGCL generally defines a “business combination” as (i) certain mergers and consolidations; (ii) sales leases, exchanges, mortgages, pledges, transfers or other dispositions of assets having an aggregate market value of 10% or more of either the consolidated assets or the outstanding stock of a company; (iii)

Under the TBOC, a Texas “issuing public corporation” is generally prohibited from, directly or indirectly, entering into (i) mergers, share exchanges or conversions with an affiliated shareholder or other entity that after such transaction would be an affiliate or associate of an affiliated shareholder, and certain other entities, (ii) sales, leases, exchanges, mortgages, pledges, transfers or other dispositions of assets having an aggregate market value of 10% or more of (a) the aggregate market value of the consolidated assets of such Texas public corporation, (b) the aggregate market value of the outstanding voting stock of such Texas public corporation or (c) the earning power or net income of such Texas public corporation on a consolidated basis, (iii) certain transactions that would result in

Issue	Delaware	Texas

certain transactions that would result in the issuance or transfer of stock of the corporation to an interested stockholder; (iv) certain transactions that have the effect, directly or indirectly, of increasing the proportionate share of stock of the corporation which is owned by the interested stockholder, subject to exceptions; and (v) any receipt by the interested stockholder of the benefit, directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation, subject to certain exceptions.

“Interested stockholder” is generally defined as a person (including the affiliates and associates of such person) that is directly or indirectly a beneficial owner of 15% or more of the outstanding voting stock of a Delaware corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the 3-year period before the date on which it is sought to be determined whether such person is an interested stockholder, and the affiliates and associates of such person, in each case subject to certain exceptions.

The DGCL provides an exception to this prohibition if: (i) the corporation’s board of directors approved either the business combination or the transaction in which the stockholder became an interested stockholder prior to the date the interested stockholder became an interested stockholder; (ii) the interested stockholder acquired at least 85% of the voting stock of that company (excluding shares owned by persons who are directors and also officers, and employee stock plans in which participants do not have the right to determine whether shares will be tendered in a tender or exchange offer) in the transaction in which it became an interested stockholder; or (iii) the business combination is approved by the board of directors and the affirmative vote of at least two-thirds of the votes entitled to be cast by disinterested stockholders at an annual or special meeting (and not by written consent).

the issuance or transfer of shares of such Texas public corporation to an affiliated shareholder or an affiliate or associate, (iv) liquidation or dissolution plans or proposals with an affiliated shareholder or an associate or an affiliate of an associate of an affiliated shareholder, (v) certain transactions, including reclassifications of securities or other share distributions or recapitalizations, that have the effect, directly or indirectly, of increasing the proportionate ownership percentage of the outstanding shares of a class or series of voting shares or securities convertible into voting shares of the issuing public corporation that is beneficially owned by the affiliated shareholder or an affiliate or associate of the affiliated shareholder, except as a result of immaterial changes due to fractional share adjustments or (vi) loans, advances, guarantees, pledges, or other financial assistance or a tax credit or other tax advantages the recipient of which is an affiliated shareholder or an affiliate or associate of an affiliated shareholder, in each case, with an “affiliated shareholder” or any affiliate or associate of the “affiliated shareholder” for a period of three years after the date the shareholder obtained “affiliated shareholder” status.

“Affiliated shareholder” is generally broadly defined as a person who beneficially owns (or has owned within the preceding three-year period) 20% or more of the outstanding voting stock of a Texas public corporation.

“Issuing public corporation” means a Texas corporation that has: (i) 100 or more shareholders of record as shown by the share transfer records of the corporation; (ii) a class or series of the corporation’s voting shares registered under the Securities Exchange Act of 1934 (15 U.S.C. Section 77b et seq.), as amended; or (iii) a class or series of the corporation’s voting shares qualified for trading on a national securities exchange.

The TBOC provides an exception to this prohibition if: (i) the board of directors of the corporation approves the transaction or the acquisition of shares by the affiliated shareholder prior to the affiliated shareholder becoming an affiliated

Issue	Delaware	Texas

shareholder; or (ii) the holders of at least two-thirds of the outstanding voting shares not beneficially owned by the affiliated shareholder or an affiliate or associate of the affiliated shareholder approve the transaction at a meeting held no earlier than six months after the shareholder acquires such ownership.  The TBOC expressly provides that the foregoing shareholder approval may not be by written consent.

A corporation may expressly elect in its certificate of formation to not be governed by this statute.

Charter Amendments

Under the DGCL, subject to limited exceptions, an amendment to the certificate of incorporation must be approved by (i) the board of directors and (ii) the holders of a majority of a Delaware corporation’s outstanding stock entitled to vote thereon, unless the certificate of incorporation provides for a greater number.

In addition, unless otherwise expressly required by the certificate of incorporation: (1) no meeting or vote of stockholders is required to adopt an amendment that reclassifies by subdividing the issued shares of a class of stock into a greater number of issued shares of the same class of stock (and, in connection therewith, such amendment may increase the number of authorized shares of such class of stock up to an amount proportionate to the subdivision), provided the corporation has only one class of stock outstanding and such class is not divided into series; and (2) an amendment to increase or decrease the authorized number of shares of a class of capital stock or an amendment to reclassify by combining the issued shares of a class of capital stock into a lesser number of issued shares of the same class of stock may be made and effected, without obtaining the vote or votes of stockholders otherwise required if: (A) the shares of such class are listed on a national securities exchange immediately before such amendment becomes effective and meet the listing requirements of such national securities exchange relating to the minimum number of holders immediately after such amendment

Under the TBOC, subject to limited exceptions, an amendment to the certificate of formation requires the approval of (i) the board of directors and (ii) the holders of at least two-thirds of the outstanding shares of the Texas corporation entitled to vote thereon, unless a different threshold, not less than a majority of the outstanding shares entitled to vote thereon, is specified in the certificate of formation. If a class or series of shares is entitled to vote as a class or series on an amendment to the certificate of formation, the affirmative vote of the holders of at least two-thirds (unless a different threshold, not less than a majority, is specified in the certificate of formation) of the outstanding shares in each such class or series of shares entitled to vote on the amendment as a class or series is also required to approve an amendment to the certificate of formation, although the TBOC allows corporations to provide in their certificate of formation that all shares vote as a single class for such an amendment. In addition, the TBOC allows corporations to provide in their certificate of formation that no separate class vote(s) shall be required to increase or decrease the aggregate number of authorized shares of a class, in which case a share increase/decrease amendment would instead be approved by the holders of a majority of all outstanding shares entitled to vote thereon, voting together as a single class.

Issue	Delaware	Texas

becomes effective, (B) at a properly called meeting, a vote of the stockholders entitled to vote thereon, voting as a single class, is taken for and against the proposed amendment, and the votes cast for the amendment exceed the votes cast against the amendment, and (C) if the amendment increases or decreases the authorized number of shares of a class of capital stock for which no provision in the certificate of incorporation has been made in accordance with the DGCL, the votes cast for the amendment by the holders of such class exceed the votes cast against the amendment by the holders of such class.

Bylaw Amendments

Under the DGCL, stockholders of a Delaware corporation entitled to vote have the right to amend, repeal or adopt the bylaws. If a Delaware corporation’s certificate of incorporation so provides, the Delaware corporation’s board of directors may also have the right to amend, repeal or adopt the bylaws.

Generally, under the TBOC, the board of directors may amend, repeal or adopt a Texas corporation’s bylaws. However, (i) the shareholders may amend, repeal or adopt bylaws even if the directors also have that power and (ii) a Texas corporation’s certificate of formation may wholly or partly reserve the power to amend, repeal or adopt bylaws exclusively to the shareholders. Similarly, the shareholders, in amending, repealing or adopting a particular bylaw, may expressly provide that the board of directors may not amend, readopt or repeal that bylaw.

Dividends and Distributions

Under the DGCL, a Delaware corporation may, subject to any restrictions contained in its certificate of incorporation, pay dividends out of surplus or, if there is no surplus, out of net profits for the current and/or the preceding fiscal year, unless the capital of the corporation is less than the capital represented by issued and outstanding stock having preferences on asset distributions. The DGCL defines surplus as the excess, at any time, of the net assets of a corporation over its stated capital.

In addition, a Delaware corporation may not pay dividends or repurchase or redeem shares if doing so would render the corporation balance sheet or cash flow insolvent in the sense that it could not pay its debts as they come due or continue as a going concern.

The DGCL provides that directors that willfully or negligently authorized an unlawful dividend or stock repurchase are

Under the TBOC, a distribution is defined as a transfer of cash or other property (except a corporation’s own shares or rights to acquire its shares or a split-up or division of the issued shares of a class of a corporation into a larger number of shares within the same class that does not increase the stated capital of the corporation), or an issuance of debt, by a corporation to its shareholders in the form of: (i) a dividend on any class or series of a Texas corporation’s outstanding shares; (ii) a purchase or redemption, directly or indirectly, of its shares; or (iii) a payment in liquidation of all or a portion of its assets.

Under the TBOC, a Texas corporation may not make a distribution if such distribution violates its certificate of formation, if the corporation’s surplus is less than the amount of the corporation’s stated capital (as determined by the TBOC) or, unless a Texas corporation is in receivership or the distribution is made in connection with the winding up and termination of the Texas

Issue	Delaware	Texas
jointly and severally liable for the full amount of the unlawful dividend or for the full amount unlawfully paid for the repurchase (with interest)

corporation, if it either renders a Texas corporation unable to pay its debts as they become due in the course of its business or affairs, or exceeds, depending on the type of distribution, either the net assets or the surplus of the Texas corporation, or, subject to certain exceptions, if the distribution will be made to shareholders of another class or series.

The TBOC provides that directors consenting to a prohibited distribution are jointly and severally liable only for the amount of the distribution exceeding the permitted amount

Stock Redemption and Repurchase

Under the DGCL, a Delaware corporation may purchase or redeem shares of any class except when its capital is impaired or would be impaired by such purchase or redemption. A Delaware corporation may, however, purchase or redeem out of capital, shares that are entitled upon any distribution of its assets to a preference over another class or series of its stock, or, if no shares entitled to such a preference are outstanding, any of its own shares, if such shares are to be retired and the capital reduced. However, a corporation may not purchase redeemable shares for a price greater than that at which they would be redeemed.

In addition, a Delaware corporation may not effect a repurchase or redemption if doing so would render the corporation balance sheet or cash flow insolvent in the sense that it could not pay its debts as they come due or continue as a going concern.

As noted above, under the TBOC, the purchase or redemption by a Texas corporation of its shares constitutes a distribution. Accordingly, the discussion above relating to distributions is applicable to stock redemptions and repurchases.

Ratification

Under the DGCL, there is a codified ratification process for defective corporate actions.

The board of directors must adopt a resolution ratifying the defective corporate action and, if stockholder approval would have been required for the defective corporate action to have been taken, the defective corporate action must be submitted to stockholders for approval.

In addition to the foregoing, under the DGCL, the corporation, any successor entity to the corporation, any director, or certain stockholders can apply to the

Under the TBOC, there is a codified ratification process for defective corporate acts.

The board of directors must adopt a resolution and then submit the ratified defective corporate act for shareholder approval (shareholder approval is subject to certain exceptions) and, if so required under the TBOC, file a certificate of validation with respect to the defective corporate act. In the absence of actual fraud in the transaction, the judgment of the board of directors of a Texas corporation that shares of the Texas corporation are valid shares or putative

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Delaware Court of Chancery for an order determining the validity and effectiveness of defective corporate acts, including without limitation to confirm whether a prior ratification was effective, whether a defective corporate act can be validated even if not previously ratified. In connection with such applications, the Delaware Court of Chancery has broad discretion to fashion appropriate relief, including without limitation declaring ratifications effective, validating and declaring effective any defective corporate act, and making such other orders regarding such matters as it deems proper under the circumstances.

shares is conclusive, unless otherwise determined by a Texas district court or a Texas Business.

In addition, under the TBOC, the corporation, any successor entity to the corporation, any director, any record or beneficial holder of valid shares or putative shares of the corporation,  any record or beneficial holder of valid shares or putative shares as of the time a defective corporate act was ratified or any other person claiming to be substantially and adversely affected by a ratification can apply to the a district court of applicable jurisdiction in the state of Texas for an order determining the validity and effectiveness of defective corporate acts.

Inspection of Books and Records

The DGCL grants any stockholder or beneficial owner of shares the right, upon written demand under oath stating the proper purpose thereof, either in person or by attorney or other agent, to inspect and make copies and extracts from the certificate of incorporation, bylaws, minutes and signed consents of stockholder meetings, formal communications to stockholders as a whole, minutes and resolutions of the board and committees, materials provided to the board and committees, annual financial statements, agreements under Section 122(18) of the DGCL (i.e., agreements between the corporation and stockholders or prospective stockholders that confer specified governance and other rights), and director independence questionnaires within three years of the demand for a proper purpose. In the event that the corporation does not have specified books and records, including minutes of board and committee meetings, actions of board or any committee, financial statements and (in the case of a public company) director and officer independence questionnaires, the Court of Chancery may order the production of additional corporate records necessary and essential for the stockholder’s proper purpose. A court may also order the production of records in addition to those described above if the stockholder has made a showing of a compelling need for an inspection to further the stockholder’s purpose and the stockholder has

Under Texas law, upon a written demand stating a proper purpose, a holder of shares of a corporation for at least six months immediately preceding the holder’s demand, or a holder of at least five percent of all of the outstanding shares of a corporation, is entitled to examine and copy, at a reasonable time at the corporation's principal place of business or other location approved by the corporation and the holder, the corporation's books, records of account, minutes, share transfer records, and other records, whether in written or other tangible form, if the records are reasonably related to and appropriate to examine and copy for that proper purpose. The records of the corporation will not include e-mails, text messages or similar electronic communications, or information from social media accounts unless the particular e-mail, communication, or social media information effectuates an action by the corporation.

The examination and copying may be conducted by the holder of shares or through an agent, accountant, or attorney.  An agent, accountant, or attorney who conducts an examination and copying under this section is subject to any obligations of the shareholder with respect to the records made available for examination and copying.

A written demand will not be for a proper purpose if the corporation reasonably

Issue	Delaware	Texas

demonstrated by clear and convincing evidence that the specific records are necessary and essential to the purpose. A stockholder demand must describe its proper purpose and the records it seeks with reasonable particularity.

A proper purpose is one reasonably related to such person’s interest as a stockholder. Information from books and records obtained by a stockholder from a production under Section 220 will be deemed to be incorporated by reference into any complaint filed by or at the direction of a stockholder on the basis of information obtained through a demand for books and records.

If a Delaware corporation refuses to permit inspection or does not reply to the demand within five business days after the demand has been made, the stockholder may apply to the Delaware Court of Chancery for an order to compel such inspection.

Generally, the stockholder bears the burden of showing that each category of requested records is essential to accomplishment of the stockholder’s stated purpose for the inspection. However, when a stockholder seeks to inspect a corporation’s list of stockholders or stock ledger, the burden of proof is on the corporation to establish that the inspection is for an improper purpose determines that the demand is in connection with: (1) an active or pending derivative proceeding in the right of the corporation that is or is expected to be instituted or maintained by the holder or the holder's affiliate; or (2) an active or pending civil lawsuit to which the corporation, or its affiliate, and the holder, or the holder's affiliate, are or are expected to be adversarial named parties. The limitation contained in the preceding sentence does not impair any rights of: (1) the holder or the holder's affiliate to obtain discovery of records from the corporation in: (A) a civil lawsuit; or (B) a derivative proceeding; or (2) the holder to obtain a court order to compel production of records of the corporation for examination by the holder.

A court, on the presentation of proof of proper purpose by a beneficial or record holder of shares, may compel the production for examination by the holder, at the holder's cost, of the books and records of account, minutes, share transfer records, and other records, whether in written or other tangible form, of a corporation, regardless of the period during which the holder was a beneficial holder or record holder and regardless of the number of shares held by the person.

Insurance

Under the DGCL, a Delaware corporation is allowed to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under the DGCL.

The DGCL does not prohibit a Delaware corporation from establishing and maintaining arrangements, other than

Under the TBOC, a Texas enterprise is allowed to purchase or procure or establish and maintain insurance or another arrangement to indemnify or hold harmless an existing or former governing person, delegate, officer, employee, or agent against any liability: (1) asserted against and incurred by the person in that capacity or (2) arising out of the person’s status in that capacity. The insurance or other arrangement established may insure or indemnify against the liability described above without regard to whether the enterprise otherwise would have had the power to indemnify the person against that liability under the TBOC.

Under the TBOC, for the benefit of persons to be indemnified by the enterprise, an enterprise may, in addition to purchasing

Issue	Delaware	Texas
insurance, to protect such persons, including a trust fund or surety arrangement.

or procuring or establishing and maintaining insurance or another arrangement: (1) create a trust fund; (2) establish any form of self-insurance, including a contract to indemnify; (3) secure the enterprise’s indemnity obligation by grant of a security interest or other lien on the assets of the enterprise; or (4) establish a letter of credit, guaranty, or surety arrangement.

Interested Party Transaction Approvals

The DGCL provides that certain interested party transactions may not be the subject of equitable relief, or give rise to an award of damages, against a director or officer of the corporation if any of the following conditions are satisfied: (1) the material facts as to the director’s or officer’s relationship or interest and as to the act or transaction are disclosed or are known to all members of the board of directors or a committee of the board of directors, and the board or committee in good faith and without gross negligence authorizes the act or transaction by the affirmative votes of a majority of the disinterested directors then serving on the board of directors or such committee; provided that if a majority of the directors are not disinterested directors with respect to the act or transaction, such act or transaction shall be approved (or recommended for approval) by a committee of the board of directors that consists of 2 or more directors, each of whom the board of directors has determined to be a disinterested director with respect to the act or transaction; (2) the act or transaction is approved or ratified by an informed, uncoerced, affirmative vote of a majority of the votes cast by the disinterested stockholders; or (3) the act or transaction is fair as to the corporation and the corporation’s stockholders.

The TBOC provides that an otherwise valid and enforceable contract or transaction between a corporation and (1) one or more directors or officers, or one or more affiliates or associates of one or more directors or officers, of the corporation; or (2) an entity or other organization in which one or more directors or officers, or one or more affiliates or associates of one or more directors or officers, of the corporation: (A) is a managerial official; or (B) has a financial interest is valid and enforceable, and is not void or voidable, notwithstanding such relationship or interest if any one of the following conditions is satisfied: (1) the material facts as to the applicable relationship or interest and as to the contract or transaction are disclosed to or known by: (A) the corporation’s board of directors or a committee of the board of directors, and the board of directors or committee in good faith authorizes the contract or transaction by the approval of the majority of the disinterested directors or committee members, regardless of whether the disinterested directors or committee members constitute a quorum; or (B) the shareholders entitled to vote on the authorization of the contract or transaction, and the contract or transaction is specifically approved in good faith by a vote of the shareholders; or (2) the contract or transaction is fair to the corporation when the contract or transaction is authorized, approved, or ratified by the board of directors, a committee of the board of directors, or the shareholders.

The TBOC differs from the DGCL’s interested party transaction statute in that it expressly provides that if at least one of the above conditions is satisfied, neither the corporation nor any of the corporation’s shareholders will have a cause of action

Issue	Delaware	Texas

against any of the corporation’s directors or officers for breach of duty with respect to the making, authorization, or performance of the contract or transaction because the person had an applicable relationship or interest.

Judicial Certification of Committees and Panels	The DGCL does not contain similar provisions.

Under the TBOC, a corporation’s board of directors may adopt resolutions that authorize the formation of a committee of independent and disinterested directors to review and approve transactions involving controlling shareholders, directors or officers or for the investigation of a derivative claim and petition a court to make a determination on the independence and disinterestedness of directors on the committee and any future challenges to independence or disinterestedness would require new facts.

Limitation of Liability of Stockholders

Under the DGCL, unless the certificate of incorporation otherwise provides, the stockholders of a corporation shall not be personally liable for the payment of the corporation’s debts except as they may be liable by reason of their own conduct or acts.

Under the TBOC, subject to certain exceptions, a shareholder’s liability is limited to its contributed capital.

Limitation of Personal Liability of Directors and Officers

Under the DGCL, a Delaware corporation is permitted to adopt a provision in its certificate of incorporation eliminating or limiting the personal liability of a director or officer to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, provided that such provision does not eliminate or limit the liability of: (i) a director or officer breaching the duty of loyalty to the corporation or its stockholders; (ii) a director or officer failing to act in good faith, engaging in intentional misconduct or a knowing violation of law; (iii) a director declaring an illegal dividend or approving an illegal stock purchase or redemption; (iv) a director or officer obtaining an improper personal benefit from the corporation; or (v) an officer in any action by or in the right of a Delaware corporation.

Under the TBOC, a corporation is permitted to provide that a director or officer is not liable or is liable only to the extent provided by the certificate of formation, to the corporation or its shareholders for monetary damages for an act or omission by the person in the person’s capacity as a director or officer, respectively.

The TBOC does not, however, permit any limitation of the liability of a director or officer for: (i) a breach of the duty of loyalty to the corporation or its shareholders; (ii) an act or omission not in good faith that constitutes a breach of duty of the person to the corporation or involves intentional misconduct or a knowing violation of law; (iii) a transaction from which the director or officer obtains an improper benefit, regardless of whether the benefit resulted from an action taken within the scope of the person’s duties; or (iv) an act or omission for which the liability of a director or officer is expressly provided by an

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applicable statute (such as wrongful distributions).

The TBOC also provides that corporations with securities listed on a national securities exchange and their shareholders would not have a cause of action against a director or officer of the corporation as a result of any act or failure to act, unless: (i) the presumption of the business judgment rule is rebutted; (ii) the director’s or officer’s act or failure to act constituted a breach of a fiduciary duty; and (iii) such breach involved fraud, intentional misconduct, an ultra vires act, or a knowing violation of law.

Considerations by Directors Permitted by Statute

Except for corporations that have opted to become public benefit corporations, directors of Delaware corporations do not have any express statutory authority to consider other constituencies. Delaware case law provides that fiduciary duties in most circumstances require directors to seek to maximize the value of the corporation for the long-term benefit of the stockholders.

Under the TBOC, in discharging the duties of director under the TBOC or otherwise and in considering the best interests of the corporation, a director is entitled to consider the long-term and short-term interests of the corporation and the shareholders of the corporation, including the possibility that those interests may be best served by the continued independence of the corporation.

In discharging the duties of a director or officer under the TBOC or otherwise, a director or officer of a corporation is entitled to consider any social purpose specified in the corporation’s certificate of formation. In addition, the TBOC provides that nothing in the applicable section thereof prohibits or limits a director or officer of a corporation that does not have a social purpose specified as a purpose in the corporation’s certificate of formation from considering, approving, or taking an action that promotes or has the effect of promoting a social, charitable, or environmental purpose.

Texas also has a public benefit corporation statute.

Business Opportunities

Under Delaware law, the corporate opportunity doctrine holds that a corporate officer or director may not generally and unilaterally take a business opportunity for his or her own. Factors to be considered include: (i) whether the corporation is financially able to exploit the opportunity; (ii) if the opportunity is within the corporation’s line of business; (iii) whether

Texas law generally follows the Delaware corporate opportunity doctrine.

The TBOC permits a Texas entity to renounce, in its certificate of formation or by action of its board of directors, an interest or expectancy of the entity in, or an interest or expectancy of the entity in being offered an opportunity to participate in,

Issue	Delaware	Texas

the corporation has an interest or expectancy in the opportunity; and (iv) whether by taking the opportunity for his or her own, the corporate fiduciary will thereby be placed in a position inimical to his duties to the corporation.

The DGCL permits a Delaware corporation to renounce, in its certificate of incorporation or by action of the board of directors, any interest or expectancy of the corporation in, or being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.

specified business opportunities or a specified class or category of business opportunities presented to the entity or one or more of its managerial officials or owners.

Indemnification of Directors and Officers

Under the DGCL, a Delaware corporation is permitted to indemnify any person who is a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with any threatened, pending or completed action, suit or proceeding, other than an action by or in the right of the corporation, to which such director, officer, employee or agent may be a party or threatened to be made a party, provided such person acted in good faith and in a manner the person reasonably believed was in or not opposed to the best interests of the corporation, and in the case of a criminal proceeding, that he or she had no reasonable cause to believe his or her conduct was unlawful.

In connection with any threatened, pending or completed action by or in the right of the corporation involving a person who is or was a director, officer, employee or agent, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, a Delaware corporation has the power to indemnify such a person who is a party or is threatened to be made a party for expenses (including attorneys’ fees)

Under the TBOC, a corporation is required to indemnify a director, former director or delegate against reasonable expenses actually incurred by the person in connection with a proceeding in which the person is a respondent because the person is or was a director or delegate if the person is wholly successful, on the merits or otherwise, in the defense of the proceeding. The TBOC provides that a corporation is required to indemnify an officer to the same extent as directors. Under the TBOC, a court may order a corporation to indemnify a director, former director or delegate to the extent the court determines that the person is fairly and reasonably entitled to indemnification in view of all the relevant circumstances.

Under the TBOC, a corporation is permitted to indemnify a director, former director or delegate who was, is, or is threatened to be made a respondent in a proceeding, against judgments and against expenses (other than a judgment) reasonably and actually incurred by the person in connection with a proceeding if the person: (i) acted in good faith; (ii) reasonably believed, in the case of conduct in the person’s official capacity, that the person’s conduct was in the corporation’s best interests, and in any other case, that the person’s conduct was not opposed to the corporation’s best interests; and (iii) in the case of a criminal proceeding, did not have a reasonable

Issue	Delaware	Texas

actually and reasonably incurred in connection with the defense or settlement of such action or suit: (i) if such person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation; and (ii) if such person is found liable to the corporation, only to the extent the Court of Chancery or the court in which such action or suit was brought determined that in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper. This is not exclusive of any other indemnification rights, which may be granted by a Delaware corporation to its directors, officers, employees or agents.

The DGCL also requires a corporation to indemnify its directors and officers against the expenses they actually and reasonably incur in defending against any action, suit or proceeding for which they may be indemnified if they have been successful on the merits or otherwise in the defense.

cause to believe the person’s conduct was unlawful.

If, however, the person is found liable to the corporation, or is found liable on the basis that he or she received an improper personal benefit, then indemnification under the TBOC is limited to the reimbursement of reasonable expenses actually incurred in connection with the proceeding, and which excludes a judgment, a penalty, a fine, and an excise or similar tax, including an excise tax assessed against the person with respect to an employee benefit plan. Furthermore, no indemnification will be available if the person is found liable for: (i) willful or intentional misconduct in the performance of the person’s duty to the corporation; (ii) breach of the person’s duty of loyalty owed to the corporation; or (iii) an act or omission not committed in good faith that constitutes a breach of a duty owed by the person to the corporation.

A corporation may indemnify or advance expenses to a person who is not a director, including an officer, employee or agent, as provided by: (a) the corporation’s governing documents; (b) general or specific action of the corporation’s board of directors; (c) resolution of the shareholders; (d) contract; or (e) common law.

Advancement of Expenses

Expenses (including attorneys’ fees) incurred by an officer or director of the corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance such defense expenses, unless its certificate of incorporation or bylaws or any agreement provides for mandatory advancement.

A corporation may pay or reimburse reasonable expenses incurred by a present director or officer who was, is, or is threatened to be made a respondent in a proceeding in advance of the final disposition of the proceeding without making the determinations required for permissive indemnification after the corporation receives: (1) a written affirmation by the person of the person’s good faith belief that the person has met the standard of conduct necessary for indemnification;  and (2) a written undertaking by or on behalf of the person to repay the amount paid or reimbursed if the final determination is that the person has not met that standard or that indemnification is prohibited by the TBOC. Similar to Delaware, such advancement of expenses would be discretionary unless the certificate of formation, the bylaws or

Issue	Delaware	Texas
an agreement made by the corporation requires the corporation to pay such expenses upon receipt of such an undertaking.

Procedure for Indemnification

Under the DGCL, a determination that indemnification of a director or officer is appropriate generally must be made: (i) by a majority vote of directors who are not party to the proceeding, even though less than a quorum; (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum; (iii) if there are no such directors or if such directors so direct, by independent legal counsel in a written opinion; or (iv) by stockholder vote.

Under the TBOC, a determination that indemnification is appropriate generally must be made: (i) by a majority vote of the directors who, at the time of the vote, are disinterested and independent, regardless of whether such directors constitute a quorum; (ii) by a majority vote of a special committee of the board of directors if the committee is designated by a majority vote of the directors who at the time of the vote are disinterested and independent, regardless of whether such directors constitute a quorum, and is composed solely of one or more directors who are disinterested and independent; (iii) by special legal counsel selected by majority vote under (i) or (ii) above; (iv) by the shareholders in a vote that excludes those shares held by directors who, at the time of the vote, are not disinterested and independent; or (v) by a unanimous vote of the shareholders of the corporation.

Persons Covered

Under the DGCL, directors and officers, but not employees and agents, are entitled to mandatory indemnification for expenses incurred when successful on the merits or otherwise in defense of litigation. Other than in that instance, the DGCL provides the same indemnification rights to officers, employees and agents that it provides for directors.

The TBOC generally provides that a corporation may indemnify and advance expenses to a person who is not a director, including an officer, employee or agent, as provided by: (1) the corporation’s governing documents; (2) general or specific action of the corporation’s board of directors; (3) resolution of the shareholders; (4) contract; or (5) common law. A corporation must indemnify an officer to the same extent that required by the TBOC for a director. A determination of indemnification for a person who is not a director, including an officer, employee, or agent, is not required to be made in accordance with the procedures set out in the relevant sections of the TBOC.

Rights Plans

Delaware has no statutory authorization for stockholder rights plans. Adoption of stockholder rights plans is viewed as a defensive action and is subject to enhanced scrutiny by the Delaware courts, with the burden initially on the board of directors to demonstrate that the adoption of the rights plan is reasonable in response to a reasonably identified threat posed.

Texas case law has generally upheld shareholder rights plans, but indicates that rights plans will be scrutinized for validity at the time of adoption and for continued validity in the face of changing circumstances.

Issue	Delaware	Texas
Selection of Forum

Under the DGCL, a Delaware corporation’s certificate of incorporation or bylaws may require, consistent with applicable jurisdictional requirements, that any or all internal corporate claims shall be brought solely and exclusively in any or all of the courts in Delaware, and no provision of a Delaware corporation’s certificate of incorporation or bylaws may prohibit bringing such claims in the courts of Delaware.

“Internal corporate claims” means claims, including claims in the right of the corporation, (i) that are based upon a violation of a duty by a current or former director or officer or stockholder in such capacity; or (ii) as to which the DGCL confers jurisdiction upon the Delaware Court of Chancery.

The DGCL also provides that the certificate of incorporation and bylaws may require stockholders, when acting in their capacity as stockholders or in the right of the corporation, to bring intra-corporate claims (which are generally those that are not internal corporate claims but relate to the business of the corporation, the conduct of its affairs or the rights or power of stockholders, directors or officers) in one or more prescribed forums or venues, provided the provision allows a stockholder to bring such claims in at least one court in Delaware that has jurisdiction over such claims.

As the DGCL expressly provides that no provision of the certificate of incorporation or bylaws may prohibit internal corporate claims from being brought in the courts in Delaware and that a provision of the certificate of incorporation or bylaws selecting a forum for intra-corporate claims must allow a stockholder to bring intra-corporate claims in at least one court in Delaware, a Delaware corporation may not through a provision of its certificate of incorporation mandate that internal corporate claims or intra-corporate claims, including any such claims arising under the federal securities laws, be brought exclusively in a court other than one or more of the courts in Delaware or be resolved exclusively through arbitration.

Under the TBOC, the governing documents of a Texas entity may require, consistent with applicable state and federal jurisdictional requirements, that any internal entity claims shall be brought only in a court in Texas and that one or more courts in Texas having jurisdiction must serve as the exclusive forum and venue for any internal entity claims. The TBOC does not address exclusive forum provisions in the certificate of formation or bylaws that are applicable to claims other than internal entity claims.

“Internal entity claim” means a claim of any nature, including a derivative claim in the right of an entity, that is based on, arises from, or relates to the internal affairs of the entity. Internal affairs include the rights, powers, and duties of the entity’s governing persons, officers, owners, and members, and matters relating to the entity’s membership or ownership interests.

Issue	Delaware	Texas

The DGCL also provides that the certificate of incorporation and bylaws may not impose liability on a stockholder for the attorneys’ fees of the corporation or any other party in connection with internal corporate claims or intra-corporate claims.

Pre-Suit Demand in Derivative Suits

Under Delaware court rules and case law, in order for a stockholder to commence a derivative action on behalf of the corporation, the stockholder must: (1) make a demand on the company’s board of directors; or (2) show that demand would be futile. Demand will be deemed futile if at least half the members of the board: (1) received a material personal benefit from the alleged misconduct that is the subject of the litigation demand; (2) faces a substantial likelihood of liability on any of the claims that would be the subject of the litigation demand; and (3) lacks independence from someone who received a material personal benefit from the alleged misconduct that would be the subject of the litigation demand or who would face a substantial likelihood of liability on any of the claims that are the subject of the litigation demand.

Texas is a universal demand jurisdiction. Under the TBOC, the focus is on harm to the corporation rather than the Delaware standard of futility. A shareholder may not institute a derivative proceeding until the 91st day after the date a written demand is filed with the corporation stating with particularity the act, omission, or other matter that is the subject of the claim or challenge and requesting that the corporation take suitable action.

The waiting period is not required or, if applicable, shall terminate if: (1) the shareholder has been notified that the demand has been rejected by the corporation; (2) the corporation is suffering irreparable injury; or (3) irreparable injury to the corporation would result by waiting for the expiration of the 90-day period.

Stock Ownership Requirement for Derivative Suits

Under the DGCL, subject to limited exceptions, a stockholder may not institute or maintain a derivative suit unless the plaintiff was a stockholder of the corporation at the time of the transaction of which such stockholder complains or that such stockholder’s stock thereafter devolved upon such stockholder by operation of law.

Under the TBOC, a shareholder may not institute or maintain a derivative proceeding unless: (1) the shareholder was a shareholder of the corporation at the time of the transaction in question, or became a shareholder by operation of law originating from a person that was a shareholder at the time of the transaction in question; and (2) the shareholder fairly and adequately represents the interests of the corporation in enforcing the right of the corporation.

The TBOC allows corporations with shares of common stock listed on a national securities exchange and corporations with over 500 shareholders that have elected to be governed by Section 21.419 of the TBOC to adopt in their certificate of formation or bylaws an ownership threshold of up to 3% of outstanding shares that must be satisfied before a derivative claim may be initiated.

Jury Trials & Waiver	Jury trials are not available in the Delaware Court of Chancery, which is the Court in which stockholder suits relating to the	Under Texas law, in civil cases, a party generally has a right to a jury trial to determine questions of fact if the party

Issue	Delaware	Texas
	internal affairs of a Delaware corporation are typically filed.	timely demands a jury and pays the jury fee. Under the TBOC, a Texas corporation may provide in its bylaws or certificate of formation for the waiver of any right to a trial by jury.

Dissent and Appraisal Rights

Under the DGCL, a stockholder of a corporation that is a constituent in a merger, consolidation, conversion, domestication, transfer, or continuance may, under certain circumstances, be entitled to appraisal rights pursuant to which the stockholder may receive cash in the amount of the fair market value of their shares as determined by the Delaware Court of Chancery.

Under the DGCL, stockholders have no appraisal rights in the event of a merger, consolidation, conversion, domestication, transfer or continuance if (i) prior to the effective time of the transaction the stock of the corporation is listed on a national securities exchange or is held of record by more than 2,000 stockholders, and (ii) in the merger, consolidation conversion, domestication, transfer or continuance they receive solely shares of stock of the surviving corporation or entity or of any other corporation which shares at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 stockholders.

Under the TBOC, except for the limited classes of mergers, consolidations, sales and asset dispositions for which no shareholder approval is required under Texas law, shareholders of Texas corporations with voting rights have dissenters’ rights in the event of a merger, consolidation, interest exchange, conversion, sale, lease, exchange or other disposition of all, or substantially all, the property and assets of the corporation. However, a shareholder of a Texas corporation has no dissenters’ rights with respect to any plan of merger or conversion in which there is a single surviving or new domestic or foreign corporation, or with respect to any plan of exchange if: (1) the ownership interest, or a depository receipt in respect of the ownership interest, held by the owner is part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are, on the record date set for purposes of determining which owners are entitled to vote on the plan of merger, conversion, or exchange, as appropriate: (A) listed on a national securities exchange; or (B) held of record by at least 2,000 owners; (2) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration that is different from the consideration to be provided to any other holder of an ownership interest of the same class or series as the ownership interest held by the owner, other than cash instead of fractional shares or interests the owner would otherwise be entitled to receive; and (3) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration other than: (A) ownership interests, or depository receipts in respect of ownership interests, of another entity of the same general organizational type that,

Issue	Delaware	Texas

immediately after the effective date of the merger, conversion, or exchange, as appropriate, will be part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are: (i) listed on a national securities exchange or authorized for listing on the exchange on official notice of issuance; or (ii) held of record by at least 2,000 owners; (B) cash instead of fractional ownership interests the owner would otherwise be entitled to receive; or (C) any combination of the ownership interests and cash above.

Under the TBOC, an owner of an ownership interest in a Texas domestic entity subject to dissenters’ rights is entitled to dissent from an amendment to a Texas for-profit corporation’s certificate of formation to add required provisions to elect to be a public benefit corporation or delete required provisions, which in effect cancels the corporation’s election to be a public benefit corporation if the owner owns shares that were entitled to vote on the amendment; except if the shares held by the owner are part of a class or series of shares listed on a national securities exchange; or held of record by at least 2,000 owners.

Stock Ownership Thresholds for Shareholder Proposals

The DGCL does not expressly provide for the inclusion of provisions in the certificate of incorporation or bylaws that require stockholders to hold a minimum number of shares of such corporation to submit a proposal on a matter to the stockholders for approval at a stockholder meeting.

The TBOC permits a “nationally listed corporation” (as defined in the TBOC and described below), in its certificate of formation or its bylaws, to impose stock ownership requirements on shareholders to be eligible to submit a proposal on a matter (other than director nominations and procedural resolutions ancillary to the conduct of a shareholder meeting) to the shareholders of such corporation for approval at a shareholder meeting. If a corporation elects to be governed by the applicable provision of the TBOC, a shareholder or group of shareholders may submit a proposal on a matter for approval at a meeting of shareholders only if such shareholder or group of shareholders holds an amount of shares entitled to vote at such meeting equal to at least $1 million in market value or 3% of the total number of shares to vote at such meeting, has held such amount for a continuous period of at least six months before the date of the meeting, holds such amount throughout the meeting and solicits the holders of

Issue	Delaware	Texas

shares representing at least 67% of the voting power of shares entitled to vote on the proposal at the shareholder meeting.

A corporation seeking to adopt an amendment imposing such stock ownership requirements for shareholder proposals must provide notice to shareholders of the proposed adoption in any proxy statement provided to shareholders preceding the amendment’s adoption and include in any proxy statement provided to shareholders specific information about the process by which a shareholder or group of shareholders may submit a proposal on a matter requiring shareholder approval, including information for how shareholders may contact other shareholders for the purpose of satisfying the ownership requirements under such amendment.

Under the TBOC, “nationally listed corporation” means a corporation with a class of equity securities registered under Section 12(b) of the Exchange Act, that is admitted to listing on a national securities exchange and either (i) has its principal office in the State of Texas or (ii) is admitted to listing on a stock exchange that (a) has its principal office in the State of Texas and (b) has received approval by the securities commissioner of the State of Texas.

Independence of Corporate Statute	The DGCL does not contain a provision similar to the TBOC.	The TBOC prohibits the plain meaning of the statutes under the TBOC from being supplanted, contravened, or modified by the laws or judicial decisions of any other jurisdiction.

Flexibility for Decisions, Including Takeovers

In a sale of control, directors have been held to owe a duty to secure the best transaction reasonably available to stockholders, which has been construed to require the directors to focus on securing the transaction yielding the greatest value, regardless of its effect on other corporate constituencies.

Texas law emphasizes that directors must act in good faith, with due care, and in the best interests of the corporation and its shareholders and the duty to maximize shareholder value in change of control situations is not among the fiduciary duties expressly required under Texas case law

Fiduciary Duties and Business Judgment

Under Delaware law, directors owe fiduciary duties of care and loyalty to the corporation and its stockholders. Actions of the board are generally entitled to the presumption of the business judgment rule, which is a presumption that the directors acted in good faith, on a fully

Texas, like most jurisdictions, requires that directors and officers of Texas corporations exercise their powers in good faith and with a view to the interests of the corporation. In Texas, fiduciary duties are generally developed by case law. Directors and officers owe fiduciary duties of loyalty,

Issue	Delaware	Texas

informed basis and in the best interests of the corporation and its stockholders. The business judgment rule has not been codified in Delaware but is instead a common law presumption that generally may be rebutted through a showing that a decision was not approved by a majority of disinterested and independent directors. In addition, the business judgment rule may not apply with respect to certain other transactions in which a controlling stockholder or control group has interests that are different from or in addition to the interests of the corporation and its stockholders generally.

Under Delaware law, members of the board of directors or any committee designated by the board of directors are similarly entitled to rely in good faith upon the records of the corporation and upon such information, opinions, reports and statements presented to the corporation by corporate officers, employees, committees of the board of directors or other persons as to matters such member reasonably believes are within such other person’s professional or expert competence, provided that such other person has been selected with reasonable care by or on behalf of the corporation. Such appropriate reliance on records and other information protects directors from liability related to decisions made based on such records and other information.

Although Delaware law does not codify the business judgment rule, Section 144 of the DGCL sets forth procedures regarding the approval of transactions in which directors, officers, controlling stockholders or members of a control group may have a material interest that, if followed, generally immunize the transaction from legal challenges based on a breach of fiduciary duty.

care and obedience (i.e., duty to follow the law) to the corporation. A director can rely (unless the director knows reliance is unwarranted) in good faith and with ordinary care on information, opinions, reports, including financial statements and other financial data, concerning a domestic entity or another person prepared or presented by: officers, employees, legal counsel, certified public accountants, investment bankers, a person reasonably believed to have professional expertise in the matter and board members of a committee of which the director is not a member.

Texas has codified the business judgment rule, providing statutory protection of corporate directors and officers from liability for decisions made in good faith and with due care, provided they are not self-dealing and do not involve fraud. The statute imposes pleading requirements on those seeking to challenge actions taken by management, it mandates that no cause of action may be brought against such a corporation’s directors or officers based on any alleged act or omission unless the claimant proves that the act or omission constituted a breach of the person’s fiduciary duties involving fraud, intentional misconduct, an ultra vires act, or a knowing violation of law. It further requires that the claimant plead with particularity the circumstances constituting the fraud, intentional misconduct, ultra vires act, or knowing violation of law. In addition, all directors and officers are entitled to a presumption that their actions or omissions on behalf of the corporation were made in good faith, on an informed basis, in furtherance of the interests of the corporation, and in obedience to the law and the corporation’s governing documents.

What Doesn’t Change After the Texas Redomestication?

Apart from being governed by the Texas Charter, Texas Bylaws and the TBOC, following completion of the Texas Redomestication, the Company will continue to exist in the form of a Texas corporation. By virtue of the Texas Redomestication, the Texas Corporation will be a continuation of the Delaware Corporation and all of the rights, privileges, and powers of the Delaware Corporation, and all property, real, personal, and mixed, and all debts due to the Delaware Corporation, as well as all other things and causes of action belonging to the Delaware Corporation, will remain vested in the Texas Corporation and will be the property of the Texas Corporation, and the title to any real property vested by deed or otherwise in the Delaware Corporation will not revert or be in any way impaired by reason of the Texas Redomestication, but all rights of creditors and all liens upon any property of the Delaware Corporation will be preserved unimpaired. In addition, all debts, liabilities, and duties of the Delaware Corporation will remain attached to the Texas Corporation and may be enforced against the Texas Corporation to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by it in its capacity as the Texas Corporation. The rights, privileges, powers and interest in property of the Delaware Corporation, as well as the debts, liabilities and duties of the Delaware Corporation, will not be deemed, as a consequence of the Texas Redomestication, to have been transferred to the Texas Corporation for any purpose of the laws of the State of Delaware.

The conversion of the Delaware Corporation into the Texas Corporation and the resulting cessation of the Company’s existence as a corporation of Delaware will not affect any obligations or liabilities of the Company incurred prior to the conversion or the personal liability of any person incurred prior to the conversion, nor will it affect the choice of law applicable to the Company with respect to matters arising prior to the conversion.

No Change in Business, Jobs or Physical Location

The Texas Redomestication will not result in any change in business, jobs, management, number of employees, obligations, assets, liabilities or net worth (other than as a result of the costs related to the Texas Redomestication). We intend to maintain our corporate headquarters at its current location in Bellingham, Washington.

Our management, including all directors and officers, will remain the same in connection with the Texas Redomestication and will have identical positions with the Texas Corporation after the Texas Redomestication. To the extent that the Texas Redomestication will require the consent or waiver of a third party, the Company will use commercially reasonable effects to obtain such consent or waiver before completing the Texas Redomestication. The Company does not expect that any such required consent will impede its ability to redomesticate to Texas. The Texas Redomestication will not otherwise adversely affect any of the Company’s material contracts with any third parties and the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of the Texas Corporation.

No Stock Exchange Listing, Securities Act, or Exchange Act Consequences

We will continue to be a publicly held company following completion of the Texas Redomestication, and our common stock will continue to be listed on The Nasdaq Global Select Market. We will continue to file required periodic reports and other documents with the SEC. We do not expect there to be any interruption in the trading of our common stock as a result of the Texas Redomestication. We and our shareholders will be in the same respective positions under the federal securities laws after the Texas Redomestication as we and our stockholders were prior to the Texas Redomestication.

No Material Accounting Implications

Effecting the Texas Redomestication will not have any material adverse accounting implications for the Company.

No Exchange of Stock Certificates Required

Stockholders will not have to exchange their existing stock certificates for new stock certificates. At the Effective Time, each outstanding share of Delaware Corporation Common Stock will automatically be converted into one share of Texas Corporation Common Stock, and your stock certificates will represent the same number of shares of the Texas Corporation as they represented of the Delaware Corporation. If you hold physical stock certificates, you do not have to exchange your existing stock certificates of the Company for stock certificates of the Texas Corporation; however, after the Texas Redomestication, any shareholder desiring a new stock certificate may submit the existing stock certificate to Broadridge, the Company’s transfer agent, for cancellation and obtain a new certificate by contacting Broadridge Shareholder Service, c/o Broadridge Corporate Issuer Solutions, by mail to 1155 Long Island Avenue, Edgewood, NY 11717 - 8309, ATTN: IWS, or by phone to (i) toll - free: 800 - 586 - 1585, or (ii) toll: 303 - 562 - 9692.

All of the Company’s obligations under the Delaware Corporation’s equity compensation plans will be obligations of the Texas Corporation. Each outstanding option to purchase shares of Delaware Corporation Common Stock under these plans will be converted into an option to purchase an equal number of shares of the Texas Corporation Common Stock on the same terms and conditions as in effect immediately prior to the Texas Redomestication. Each other stock award will be converted to an equivalent award with the same terms issued by the Texas Corporation.

Certain Federal Income Tax Consequences

We believe that for federal income tax purposes no gain or loss will be recognized by the Company, the Texas Corporation, or the stockholders of the Company who receive the Texas Corporation Common Stock for their Delaware Corporation Common Stock in connection with the Texas Redomestication. The aggregate tax basis of the Texas Corporation Common Stock received by a stockholder of the Company as a result of the Texas Redomestication will be the same as the aggregate tax basis of the Delaware Corporation Common Stock converted into that Texas Corporation Common Stock held by that stockholder as a capital asset at the time of the Texas Redomestication. Each stockholder’s holding period of the Texas Corporation Common Stock received in the Texas Redomestication will include the holding period of the common stock converted into that Texas Corporation Common Stock, provided the shares are held by such stockholder as a capital asset at the time of the Texas Redomestication.

This Proxy Statement only discusses U.S. federal income tax consequences and has done so only for general information. It does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders based upon individual circumstances or to stockholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, stockholders who hold their stock through a partnership or as part of a straddle or other derivative arrangement, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This Proxy Statement does not address the tax consequences under state, local or foreign laws. State, local or foreign income tax consequences to stockholders may vary from the federal income tax consequences described above, and stockholders are urged to consult their own tax advisors as to the consequences to them of the Texas Redomestication under all applicable tax laws.

This discussion is based on the U.S. Internal Revenue Code (the “Tax Code”), applicable Treasury Regulations, judicial authority and administrative rulings and practice, all in effect as of the date of this Proxy Statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of the Texas Redomestication. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above.

You should consult your own tax advisor to determine the particular tax consequences to you of the Texas Redomestication, including the applicability and effect of U.S. federal, state, local, foreign and other tax laws.

Additional Information

Regulatory Matters

In connection with the Texas Redomestication, the Company intends to make filings with the Secretary of State of Texas and the Secretary of State of Delaware, and does not anticipate making any other filings to effect the Texas Redomestication. Nonetheless, we may face legal challenges to the Texas Redomestication, including, among others, stockholder challenges under Delaware law, arising from the Texas Redomestication.

No Appraisal Rights

Under the DGCL, holders of our common stock are not entitled to appraisal rights with respect to the Texas Redomestication described in this proposal. We have no holders of preferred stock.

Interest of Certain Persons

The Special Committee has found that the corporate laws of the state of Delaware and the state of Texas are substantially equivalent, at least on net (i.e., balancing relevant considerations against one another) and as relevant to the Company. The Special Committee expressly considered whether incorporating in Texas would convey any non-ratable benefits on any of the Company’s directors or officers. Its process did not identify any such non-ratable benefits. However, others may allege, and stockholders should be aware in voting on the Texas Redomestication Proposal, that our directors and executive officers may be considered to have interests in the transaction that are different from, or in addition to, the interests of the stockholders generally to the extent that it might afford them greater statutory protections or limitations on liability under Texas law for acts in their capacities as directors, officers or stockholders occurring after the Texas Redomestication. The Special Committee and the Board have considered these interests, among other matters, in reaching the Special Committee’s decision to recommend the Texas Redomestication and the Board’s decision to approve the Texas Redomestication and to recommend that our stockholders vote in favor of this proposal.

Legal Proceedings

From time to time, the Company may become subject to various legal proceedings and claims that arise in the ordinary course of its business activities. As of the date of this Proxy Statement, the Company is not currently a party to any claim or litigation, the outcome of which, if determined adversely to it, would individually or in the aggregate be reasonably expected to have a material adverse effect on its business. Regardless of the outcome, litigation can have an adverse impact on the Company because of defense and settlement costs, diversion of management resources and other factors.

Anti-Takeover Implications of the Texas Redomestication

The Texas Redomestication is not being effected to prevent a change in control of Company, nor is it in response to any present attempt known to the Board to acquire control of the Company or obtain representation on the Board. Nevertheless, certain effects of the Texas Redomestication may be considered to have anti-takeover implications by virtue of our being subject to Texas law following the Texas Redomestication Effective Time.

Disclosure of Committee Advisors

In order to assist the Special Committee in its work, the Company retained multiple advisors, including the following advisors: (i) Gibson, Dunn & Crutcher, as Texas counsel, (ii) Hirschler Fleischer, as Delaware counsel, and (iii) K&L Gates LLP, as general corporate counsel.

Conclusion

After careful review of all of the factors, taken together, the Special Committee and the Board believe that the Texas Redomestication is in the best interests of the Company and all of its stockholders, and the Board recommends that stockholders vote “FOR” the Texas Redomestication.

Effect of Not Obtaining the Required Vote for Approval

If the Texas Redomestication Proposal fails to obtain the requisite vote for approval, the Texas Redomestication will not be consummated, and the Company’s domicile will be unchanged by this vote.

Report of the Audit Committee of the Board of Directors

The Audit Committee is comprised solely of independent directors meeting the applicable requirements of the Nasdaq rules. The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting, for preparing the financial statements, and for the reporting process. The Audit Committee members do not serve as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The Company’s independent auditor is engaged to audit and report on the conformity of the Company’s financial statements to accounting principles generally accepted in the United States and the effectiveness of the Company’s internal control over financial reporting.

Consistent with its monitoring and oversight responsibilities, the Audit Committee reviewed and discussed with management and the independent auditor the audited financial statements for the year ended December 31, 2025 (the “Audited Financial Statements”), management’s assessment of the effectiveness of the Company’s internal control over financial reporting, and the independent auditor’s evaluation of the Company’s system of internal control over financial reporting. The Audit Committee has discussed with Deloitte, the Company’s independent auditor, the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard 1301, Communications with Audit Committees. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditor the auditors’ independence.

Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Audited Financial Statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the Securities and Exchange Commission.

Respectfully submitted,

Randall Miles, Chair

Dan Cahir

Peggie Pelosi

The information contained in this Report of the Audit Committee shall not be deemed to be “soliciting material,” “filed” with the SEC, subject to Regulations 14A or 14C of the Exchange Act, or subject to the liabilities of Section 18 of the Exchange Act. No portion of this Report of the Audit Committee shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that we specifically incorporate this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.

Beneficial Ownership of Common Stock

The following table provides certain information regarding the ownership of our common stock, as of January 31, 2026 (except as otherwise indicated) by each person known to us to own more than 5% of our outstanding common stock; each of our named executive officers; each of our directors; and all of our executive officers and directors as a group.

The number of shares of common stock beneficially owned by each person is determined under the rules of the SEC. Under these rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares that the individual has the right to acquire by April 1, 2026 (sixty days after January 31, 2026) through the exercise or conversion of a security or other right. Unless otherwise indicated, each person has sole investment and voting power, or shares such power with a family member, with respect to the shares set forth in the following table. The inclusion in this table of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares for any other purpose. Unless otherwise noted below, the address of each person listed on the table is c/o eXp World Holdings, Inc., 2219 Rimland Drive, Suite 301, Bellingham, WA 98226.

		Amount and Nature of		Percentage
Title of Class	Name and Address of Beneficial Owner	Beneficial Ownership(1)		of Class(2)
	More than 5% stockholders:
Common Stock	Penny L Sanford TTEE Gratitude 2022 Trust	26,731,114		16.51%
	The Vanguard Group	14,113,222	(3)	8.72%
Common Stock	100 Vanguard Blvd.
	Malvern, PA 19355
	BlackRock, Inc.	12,349,144	(4)	7.63%
Common Stock	50 Hudson Yards
	New York, NY 10001
	Directors and named executive officers:
Common Stock	Glenn Sanford	41,663,780	(5)	25.74%
Common Stock	Randall Miles	571,714	(6)	*
Common Stock	Dan Cahir	188,920	(7)	*
Common Stock	Monica Weakley	23,462	(8)	*
Common Stock	Peggie Pelosi	36,876	(9)	*
Common Stock	Fred Reichheld	20,886	(10)	*
Common Stock	Jesse Hill	47,389	(11)	*
Common Stock	James Bramble	161,125	(12)	*
Common Stock	Leo Pareja	280,947	(13)	*
Common Stock	Wendy Forsythe	53,254	(14)	*
Common Stock	All executive officers and directors as a group (10 persons)	43,048,353	(15)	26.59%

*     - Less than one percent.

(1)	Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.
(2)	Percentage of ownership is based on 161,893,096 shares of our common stock issued and outstanding as of January 31, 2026. Common stock subject to options or warrants exercisable within 60 days of January 31, 2026 are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.
(3)	Represents shares of the Company’s common stock beneficially owned as of December 31, 2025, based on a Schedule 13G/A filed with the SEC on January 30, 2026, by The Vanguard Group. The Vanguard Group lists its address as 100 Vanguard Blvd., Malvern, PA 19355, and indicates that it has shared voting power with respect to 745,438 shares of the Company’s common stock and shared dispositive power with respect to 14,113,222 shares of the Company’s common stock.

(4)	Represents shares of the Company’s common stock beneficially owned as of December 31, 2023, based on a Schedule 13G filed with the SEC on January 24 2024, by BlackRock, Inc. BlackRock, Inc. lists its address as 50 Hudson Yards, New York, NY 10001, and indicates that it has sole voting power with respect to 12,052,396 shares of the Company’s common stock and sole dispositive power with respect to 12,349,144 shares of the Company’s common stock.
(5)	Includes 39,578,400 shares of our common stock, stock options to acquire 1,849,327 shares of our common stock within 60 days of January 31, 2026, and 236,053 shares of our common stock owned by Deborah Biery.
(6)	Includes 487,190 shares of our common stock and stock options to acquire 84,524 shares of our common stock exercisable within 60 days of January 31, 2026.
(7)	Includes stock options to acquire 188,920 shares of our common stock exercisable within 60 days of January 31, 2026.
(8)	Includes 9,728 shares of our common stock and stock options to acquire 13,734 shares of our common stock exercisable within 60 days of January 31, 2026.
(9)	Includes stock options to acquire 36,876 shares of our common stock exercisable within 60 days of January 31, 2026.
(10)	Includes stock options to acquire 20,886 shares of our common stock exercisable within 60 days of January 31, 2026.
(11)	Includes 3,702 shares of our common stock and stock options to acquire 42,526 shares of our common stock exercisable and 1,161 shares of common stock issuable upon vesting of restricted stock units within 60 days of January 31, 2026.
(12)	Includes stock options to acquire 161,125 shares of our common stock exercisable within 60 days of January 31, 2026.
(13)	Includes 34,684 shares of our common stock and stock options to acquire 246,263 shares of our common stock exercisable within 60 days of January 31, 2026.
(14)	Includes 7,217 shares of our common stock and stock options to acquire 43,750 shares of our common stock exercisable and 2,287 shares of common stock issuable upon vesting of restricted stock units within 60 days of January 31, 2026.
(15)	Includes beneficial ownership of the directors and executive officers listed above.

Equity Compensation Plan Information

The following table summarizes certain information regarding our equity compensation plans as of December 31, 2025:

				Weighted-	Number of securities
		Number of		average	remaining available
		securities to		exercise	for
		be issued		price of	future
		upon exercise		outstanding	issuance under
		of outstanding		options,	equity compensation
		options,		warrants	plans (excluding
		warrants and		and rights	securities reflected
Plan Category		rights (a)		(b)(1)	in column (a)) (c)
Equity compensation plans approved by security holders	(2)	14,732,826	(3)	$12.72	128,856,032	(4)
Equity compensation plans not approved by security holders
Total		14,732,826		$12.72	128,856,032

(1)	Does not include shares issuable upon vesting of outstanding restricted stock unit awards, which have no exercise price and are included in column (a).
(2)	The 2024 Equity Incentive Plan provides for an automatic increase in the number of shares reserved for issuance thereunder on January 1 of each year, commencing on January 1, 2024, and ending on (and including) January 1, 2034, in an amount equal to the lesser of (i) 3% of the total number of shares of Common Stock outstanding on December 31 of the preceding calendar year, or (ii) such number of shares of Common Stock as determined by the Board.
(3)	Includes 7,838,402 shares under the 2015 Equity Incentive Plan and 6,894,424 shares under the 2024 Equity Incentive Plan.
(4)	Includes shares under the 2024 Equity Incentive Plan.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who owned more than 10% of the Company’s common stock (collectively, “Reporting Persons”) to file reports of ownership and changes in ownership of common stock and other securities of the Company on Forms 3, 4 and 5 with the SEC. Reporting Persons were required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they filed.

Based solely on review of reports received by the Company or written representations from the Reporting Persons, the Company believes that with respect to the fiscal year ended December 31, 2025, all Reporting Persons complied with all applicable Section 16(a) filings, except as previously disclosed in the Company’s Definitive Proxy Statement filed with the SEC on March 10, 2025.

Questions and Answers about the Annual Meeting

When and where will the Annual Meeting be held?

This year, the Annual Meeting of Stockholders of eXp World Holdings, Inc., which we refer to as the “Annual Meeting,” will be held virtually at www.virtualshareholdermeeting.com/EXPI2026, beginning at 12:00 p.m., Eastern Time, on April 24, 2026.

Who may join the Annual Meeting?	Virtual attendance at the Annual Meeting will be available to the general public, but voting shares will be limited to stockholders, stockholder representatives, and proxy holders.

What materials have been prepared for stockholders in connection with the Annual Meeting?

We are furnishing you and other stockholders of record with this Proxy Statement for the 2026 Annual Meeting in connection with the solicitation of proxies by our Board of Directors, which includes a letter from our Chief Executive Officer to stockholders, a Notice of 2026 Annual Meeting of Stockholders, a proxy card for the Annual Meeting and, if you received printed copies of the proxy materials, a pre-addressed envelope to be used to return the completed proxy card, as well as our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. Except for the Form 10-K, these proxy materials were first made available on the Internet on or about March 9, 2026.

We filed our Annual Report on Form 10-K for the year ended December 31, 2025 with the SEC on February 24, 2026. It is available free of charge at the SEC’s web site at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our Annual Report on Form 10-K. All requests should be directed in writing to:

eXp World Holdings, Inc.

Attention: Corporate Secretary

2219 Rimland Drive, Suite 301

Bellingham, Washington 98226

with a copy via email to: investors@expworldholdings.com.

What is a proxy?

The term “proxy,” when used with respect to stockholder, refers to either a person or persons legally authorized to act on the stockholder’s behalf or a format that allows the stockholder to vote without being present at the Annual Meeting.

Because it is important that as many stockholders as possible be represented at the Annual Meeting, the Board is asking that you review this Proxy Statement carefully and then vote by following the instructions set forth on the proxy card. In voting prior to the Annual Meeting, you will deliver your proxy to Glenn Sanford and Jesse Hill, which means you will authorize Messrs. Sanford and Hill to vote your shares at the Annual Meeting in the way you instruct. All shares represented by valid proxies will be voted in accordance with the stockholder’s specific instructions.

What matters will the stockholders vote on at the Annual Meeting?

Proposal 1 - The election of the Board’s six nominees for director: Glenn Sanford, Randall Miles, Dan Cahir, Monica Weakley, Peggie Pelosi, and Fred Reichheld, each to serve until the next Annual Meeting or, in each case, until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal.

Proposal 2 – To ratify the appointment of Deloitte & Touche LLP as our independent auditor for the fiscal year ending December 31, 2026.

Proposal 3 – To conduct an advisory vote on our 2025 named executive officer compensation as disclosed in this Proxy Statement.

Proposal 4 – To conduct a vote on whether to redomesticate eXp World Holdings, Inc. from Delaware to Texas, by conversion.

Who can vote at the Annual Meeting?

Stockholders of record of common stock as of the close of business on February 27, 2026, the record date, will be entitled to vote at the Annual Meeting. As of the record date, there were outstanding a total of 206,004,197 shares of common stock issued, of which 46,735,783 were held in treasury. As a result, there are 159,268,414 outstanding shares of common stock entitled to vote on each proposal, with each share entitled to one vote on each proposal. The shares outstanding do not include shares held as treasury stock which are not entitled to vote at the Annual Meeting.

What is a stockholder of record?	A stockholder of record is a stockholder whose ownership of our common stock is reflected directly on the books and records of our transfer agent, Broadridge. As described below, if you are not a stockholder of record, you will not be able to vote your shares unless you have a proxy from the stockholder of record authorizing you to vote your shares.
What does it mean for a broker or other nominee to hold shares in “street name”?

If you beneficially own shares held in an account with a broker, bank or other nominee, that nominee is the stockholder of record and is considered to hold those shares in “street name.” A nominee that holds your beneficially owned shares in street name will vote in accordance with the instructions you provide. If you do not provide the nominee with specific voting instructions with respect to a proposal, the nominee’s authority to vote your shares will, under applicable rules, depend upon whether the proposal is considered a “routine” or a non-routine matter.

The nominee generally may vote your beneficially owned shares on routine items for which you have not provided voting instructions to the nominee. The ratification of the appointment of our independent auditor for 2026 (Proposal 2) is considered a routine matter under applicable rules.

The nominee generally may not vote on non-routine matters, including Proposal 1, Proposal 3, and Proposal 4. Instead, it will inform the inspector of election that it does not have the authority to vote on those matters. This is referred to as a “broker non-vote.”

For the purpose of determining a quorum, we will treat as present at the Annual Meeting any proxies that are voted on any of the four proposals to be acted upon by the stockholders, including abstentions or proxies containing broker non-votes.

How do I vote my shares if I do not attend the Annual Meeting?

If you are a stockholder of record, you may vote prior to the Annual Meeting as follows:

●
Via the Internet: You may vote via the Internet by going to proxyvote.com, in accordance with the voting instructions on the proxy card. Internet voting is available 24 hours a day until 11:59 p.m., Eastern Time, on April 23, 2026. You will be given the opportunity to confirm that your instructions have been recorded properly.
●
By Mail: You may vote by returning the completed and signed proxy card in a postage-paid return envelope that was provided with the proxy card, if you request a copy by mail.

If you hold shares in street name, meaning that you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a notice containing voting instructions from that nominee rather than from us. Please follow the voting instructions in the notice to ensure that your vote is counted. To vote at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with the proxy materials, or contact your broker or bank to request a proxy form.

Can I vote at the Annual Meeting?

If you are a stockholder of record, you may vote at the Annual Meeting, whether or not you previously voted, by visiting www.virtualshareholdermeeting.com/EXPI2026 during the Annual Meeting and entering the 16-digit control number included on your proxy card.

May I change my vote or revoke my proxy?

If you are a stockholder of record and previously delivered a proxy, you may subsequently change or revoke your proxy at any time before it is exercised by:

●
voting before the Annual Meeting at proxyvote.com;
●
voting during the Annual Meeting at www.virtualshareholdermeeting.com/EXPI2026; or
●
submitting a completed and signed proxy card, with a later date, before voting at the Annual Meeting is completed.

If you are a beneficial owner of shares held in street name, you should contact your bank, broker or other nominee for instructions as to whether, and how, you can change or revoke your proxy.

What happens if I do not give specific voting instructions?

If you are a stockholder of record and you return a proxy card without giving specific voting instructions, the proxy holders will vote your shares in the manner recommended by the Board on all four proposals presented in this Proxy Statement and as they may determine in their discretion on any other matters properly presented for a vote at the Annual Meeting.

If you are a beneficial owner of shares held in street name and do not provide specific voting instructions to the broker, bank or other nominee that is the stockholder of record of your shares, the nominee generally may vote on routine, but not non-routine, matters. The ratification of the appointment of our independent auditor for 2026 (Proposal 2) is considered a routine matter. If the nominee does not receive instructions from you on how to vote your shares on Proposal 2, your broker is entitled (but not required) to vote your shares on that matter. The election of directors (Proposal 1), approval, on a non-binding advisory basis, of the compensation paid to our named executive officers (Proposal 3), approval on whether to redomesticate eXp World Holdings, Inc. from Delaware to Texas, by conversion (Proposal 4) are considered non-routine matters under applicable rules, and your broker is not entitled to vote your shares on these proposals without your instructions. See “Q. What does it mean for a broker or other nominee to hold shares in ‘street name’?” above.

Who is paying for this proxy solicitation?

We will pay all expenses of preparing, printing and mailing, the Annual Meeting proxy materials, as well as all other expenses of soliciting proxies for the Annual Meeting on behalf of the Board of Directors. Directors and employees will not be paid any additional compensation for soliciting proxies, if applicable. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What if other matters are presented at the Annual Meeting?

If a stockholder of record provides a proxy by voting in any manner described in this Proxy Statement, the proxy holders will have the discretion to vote on any other matters that are properly presented for a vote at the Annual Meeting. We do not know of any other matters to be presented for a vote at the Annual Meeting.

What happens if the Annual Meeting is postponed or adjourned?

If we have to adjourn or postpone the Annual Meeting to a later date, we will provide notice of the date and time of such adjourned meeting on a Current Report on Form 8-K that we will file with the SEC. Your proxy may be voted at the postponed or adjourned Annual Meeting. You will still be able to change your proxy until it is voted. You may vote at any postponement or adjournment using your same 16-digit control number.

Where can I find the voting results of the Annual Meeting?

Our intention is to announce the preliminary voting results at the Annual Meeting and to publish the final results within four business days after the Annual Meeting on a Current Report on Form 8-K to be filed with the SEC.

What are the requirements to propose actions for consideration at next year’s Annual Meeting of stockholders or to nominate individuals to serve as directors?

Stockholder Proposals for Inclusion in Next Year’s Proxy Statement

In order for stockholder proposals for the 2027 Annual Meeting of Stockholders to be eligible for inclusion in the proxy statement and form of proxy card for that meeting, we must receive the proposals no later than November 9, 2026 at our corporate headquarters, addressed to:

eXp World Holdings, Inc.

Attention: Corporate Secretary

2219 Rimland Drive, Suite 301

Bellingham, Washington 98226

with a copy via email to: investors@expworldholdings.com.

In addition, all proposals will need to comply with Rule 14a-8 of the Securities Exchange Act, which sets forth the requirements for the inclusion of stockholder proposals in our sponsored proxy materials.

Stockholder Proposals and Nominations to be Presented at Next Year’s Annual     Meeting

Our bylaws set forth the procedures you must follow in order to nominate a director for election or present any other proposal at an Annual Meeting of our stockholders, other than proposals intended to be included in our sponsored proxy materials. In addition to any other applicable requirements, for a stockholder to properly bring business before the 2027 Annual Meeting of Stockholders, the stockholder must give us notice thereof in proper written form, including all required information, no earlier than the close of business on December 26, 2026, nor later than the close of business on January  24, 2027 (provided, however, that if the date of the Annual Meeting is more than thirty days before or more than seventy days after the anniversary date of the 2026 Annual Meeting of Stockholders, notice by the stockholder must be delivered not earlier than the close of business on the one hundred twentieth day prior to such Annual Meeting and not later than the close of business on the later of the ninetieth day prior to such Annual Meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Company), at our principal executive offices, addressed to:

eXp World Holdings, Inc.

Attention: Corporate Secretary

2219 Rimland Drive, Suite 301

Bellingham, Washington 98226

with a copy via email to: investors@expworldholdings.com.

You are also advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. A copy of our Restated Bylaws is available as Exhibit 3.2 to our Annual Report on Form 10-K for the year ended December 31, 2025.

In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act to us at our principal executive offices no later than March 5, 2027. The notice requirement under Rule 14a-19 is in addition to the applicable advance notice requirements under our Bylaws as described above.

Reconciliation of Non-GAAP Measure

This Proxy Statement includes references to consolidated adjusted EBITDA, a non-U.S. GAAP financial measure, to understand and evaluate our core operating performance. This non-GAAP financial measure, which may be different than similarly titled measures used by other companies, is presented to enhance investors’ overall understanding of our financial performance and should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with U.S. GAAP.

We define the non-U.S. GAAP financial measure of consolidated adjusted EBITDA to mean net income, excluding other income (expense), income tax benefit (expense), depreciation, amortization, impairment charges, stock-based compensation expense and stock option expense and other items that are not core to the operating activities of the Company. We believe that consolidated adjusted EBITDA helps the reader identify underlying trends in the business that could otherwise be masked by the effect of the expenses excluded in consolidated adjusted EBITDA. In particular, the Company believes the exclusion of agent growth incentive stock-based compensation and stock compensation expense related to business acquisitions and stock option expenses provides a useful supplemental measure in evaluating the performance of operations and provides better transparency into results of operations.

We are presenting the non-U.S. GAAP measure of consolidated adjusted EBITDA to assist investors in seeing our financial performance through the eyes of management and because we believe this measure provides an additional tool for investors to use in comparing our core financial performance over multiple periods with other companies in our industry.

Consolidated adjusted EBITDA should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with U.S. GAAP. There are a number of limitations related to the use of consolidated adjusted EBITDA compared to net income, the closest comparable U.S. GAAP measure. Some of these limitations are:

●	Consolidated adjusted EBITDA excludes stock-based compensation expense related to our agent growth incentive program and stock option expense, which have been and will continue to be for the foreseeable future, significant recurring expenses in our business and an important part of our compensation strategy; and
●	Consolidated adjusted EBITDA excludes certain recurring, non-cash charges such as depreciation of fixed assets, and amortization of intangible assets and impairment charges related to these long-lived assets and, although these are non-cash charges, the assets being depreciated, amortized, or impaired may have to be replaced in the future.

The following table presents a reconciliation of consolidated adjusted EBITDA, the most comparable U.S. GAAP financial measure, for each of the periods presented:

2025
Net income (loss) from continuing operations	$(22,714)
Total other (income) expense, net	(1,232)
Income tax (benefit) expense	2,480
Depreciation and amortization	9,562
Stock-based compensation expense(1)	38,610
Stock option expense	6,466
Consolidated adjusted EBITDA	$33,172

(1)	This includes agent growth incentive stock compensation expense and stock compensation expense related to business acquisitions.

PLAN OF CONVERSION

This Plan of Conversion (this “Plan”) is adopted as of              , 2026 and sets forth certain terms of the conversion of eXp World Holdings, Inc., a Delaware corporation (the “Delaware Corporation”), to a Texas corporation (the “Texas Corporation”), pursuant to the terms of the General Corporation Law of the State of Delaware (as amended, the “DGCL”) and the Texas Business Organizations Code, as amended (the “TBOC”).

RECITALS:

A.The Delaware Corporation was incorporated on July 30, 2008.

B.Upon the terms and subject to the conditions set forth in this Plan, and in accordance with Section 266 of the DGCL and Title 1, Chapter 10, Subchapter C of the TBOC, the Delaware Corporation will be converted to a Texas Corporation.

C.The Board of Directors of the Delaware Corporation (the “Board”) has unanimously (i) determined that the Conversion (as defined below) is advisable and in the best interests of the Delaware Corporation and its stockholders and recommended the approval of the Conversion by the stockholders of the Delaware Corporation and (ii) approved and adopted this Plan, the Conversion and the other documents and transactions contemplated by this Plan, including the Texas Charter, the Texas Bylaws, the Texas Certificate of Conversion and the Delaware Certificate of Conversion (as each is defined below).

D.The stockholders of the Delaware Corporation have approved and adopted this Plan, the Conversion and the other documents and transactions contemplated by this Plan, including the Texas Charter, the Texas Bylaws, the Texas Certificate of Conversion and the Delaware Certificate of Conversion.

E.In connection with the Conversion, at the Effective Time (as defined below), each share of Common Stock, par value $0.00001 per share (the “Delaware Common Stock”), of the Delaware Corporation issued and outstanding (or held in treasury) immediately prior to the Effective Time shall be converted into one share of Common Stock, par value $0.00001 per share (the “Texas Common Stock”), of the Texas Corporation, respectively.

F.The mode of carrying out the Conversion into effect shall be as described in this Plan.

ARTICLE I

THE CONVERSION

1.1Conversion.  At the Effective Time, the Delaware Corporation will be converted to the Texas Corporation, pursuant to, and in accordance with, Section 266 of the DGCL and Title 1, Chapter 10, Subchapter C of the TBOC (the “Conversion”), whereupon the Delaware Corporation will continue its existence in the organizational form of the Texas Corporation, which will be subject to the laws of the State of Texas. The Board and the stockholders of the Delaware Corporation have approved and adopted this Plan, the Conversion and the other documents and transactions contemplated by this Plan, including the Texas Charter, the Texas Bylaws, the Texas Certificate of Conversion and the Delaware Certificate of Conversion.

1.2Certificate of Conversion.  The Delaware Corporation shall file a certificate of conversion in the form attached hereto as Exhibit A (the “Delaware Certificate of Conversion”) with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) and shall file a certificate of conversion in the form attached hereto as Exhibit B (the “Texas Certificate of Conversion”) and the certificate of formation in the form attached hereto as Exhibit C (the “Texas Charter”) and any and all documents required to be filed with the Secretary of State of the State of Texas (the “Texas Secretary of State”) in connection with the Conversion and the Delaware Corporation or the Texas Corporation, as applicable, and shall make all other filings or recordings required by the DGCL or the TBOC in connection with the Conversion.

1.3Effective Time.  The Conversion will become effective upon the filing of the Delaware Certificate of Conversion with the Delaware Secretary of State and the Texas Certificate of Conversion and the Texas Charter with the Texas Secretary of State or at such later time as specified in the Delaware Certificate of Conversion and the Texas Certificate of Conversion (the “Effective Time”).

ARTICLE II

ORGANIZATION

2.1Texas Governing Documents.  At the Effective Time, the Texas Charter and the bylaws of the Texas Corporation in the form attached hereto as Exhibit D (the “Texas Bylaws” and, together with the Texas Charter, the “Texas Governing Documents”) shall govern the Texas Corporation until amended and/or restated in accordance with the Texas Governing Documents and applicable law.

2.2Directors and Officers.  From and after the Effective Time, by virtue of the Conversion and without any further action on the part of the Delaware Corporation or its stockholders, the members of the Board and the officers of the Delaware Corporation holding their respective offices in the Delaware Corporation existing immediately prior to the Effective Time shall continue in their respective offices as members of the Board and officers of the Texas Corporation.

ARTICLE III

EFFECT OF THE CONVERSION

3.1Effect of Conversion.  At the Effective Time, the effect of the Conversion will be as provided by this Plan and by the applicable provisions of the DGCL and the TBOC.  Without limitation of the foregoing, for all purposes of the laws of the State of Delaware and the State of Texas, all of the rights, privileges, and powers of the Delaware Corporation, and all property, real, personal, and mixed, and all debts due to the Delaware Corporation, as well as all other things and causes of action belonging to the Delaware Corporation, shall remain vested in the Texas Corporation and shall be the property of the Texas Corporation, and all debts, liabilities, and duties of the Delaware Corporation shall remain attached to the Texas Corporation, and may be enforced against the Texas Corporation to the same extent as if said debts, liabilities, and duties had originally been incurred or contracted by the Texas Corporation.

3.2Conversion of Shares.  At the Effective Time, by virtue of the Conversion and without any further action by the Delaware Corporation or its stockholders, each share of Delaware Common Stock issued and outstanding immediately before the Effective Time shall be converted into one share of Texas Common Stock, and all options, warrants, restricted stock units or other right to receive or acquire a share of Delaware Common Stock shall automatically be converted into an option, warrant, restricted stock unit or other entitlement to receive or acquire a share of Texas Common Stock.

3.3Stock Certificates. All of the outstanding certificates representing shares of Delaware Common Stock immediately prior to the Effective Time shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of Texas Common Stock into which such shares have been converted pursuant to the Conversion, from and after the Effective Time.

3.4Agreements. As of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, each agreement to which the Delaware Corporation is a party, shall continue to be an agreement of the Texas Corporation on the same terms and conditions and any references to the Delaware Corporation thereunder shall, on and after the Effective Time, mean the Texas Corporation.

ARTICLE IV

MISCELLANEOUS

4.1Abandonment or Amendment.  At any time prior to the filing of the Delaware Certificate of Conversion with the Delaware Secretary of State, the Delaware Corporation may abandon the proposed Conversion and terminate this Plan to the extent permitted by law or may amend this Plan.

4.2Delay. For a period of one year after the approval of this Plan by the stockholders of the Delaware Corporation, the Board may delay the filing of (i) the Delaware Certificate of Conversion with the Delaware Secretary of State, and (ii) the filing of the Texas Governance Documents with the Texas Secretary of State, if, in the opinion of the Board, such action would be in the best interests of the Delaware Corporation and its stockholders.

4.3Captions. The captions in this Plan are for convenience only and shall not be considered a part, or to affect the construction or interpretation, of any provision of this Plan.

4.4Tax Reporting. The Conversion is intended to be a “reorganization” for purposes of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and this Plan of Conversion is hereby adopted as a “plan of reorganization” for purposes of the Section 368(a)(1)(F) of the Code.

4.4  Governing Law. This Plan shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware.

IN WITNESS WHEREOF, this Plan has been executed on behalf of the Delaware Corporation by its officer thereunto duly authorized, as of the date first set forth above.

EXP WORLD HOLDINGS, INC.

By:
Name:	James Bramble
Title:	Corporate Secretary

CERTIFICATE OF FORMATION OF

EXP WORLD HOLDINGS, INC.

eXp World Holdings, Inc., a corporation organized and existing under the laws of the State of Texas (the “Company”), hereby certifies as follows:

1. eXp World Holdings, Inc., a Delaware corporation (the “Delaware Corporation”), with its registered office in the State of Delaware at 1521 Concord Pike Suite 201, Wilmington, Delaware, 19803, US, was originally incorporated on July 30, 2008.

2. The Delaware Corporation was converted into a corporation incorporated under the laws of the State of Texas under the name “eXp World Holdings, Inc.” on [  ], 2026 pursuant to a plan of conversion, under which the Delaware Corporation converted to the Company.

ARTICLE I

The name of the corporation is eXp World Holdings, Inc. The Company is a for-profit corporation.

ARTICLE II

The address of the Company’s initial registered office in the State of Texas is 2595 N Dallas Pkwy, Suite 350, Frisco, Texas 75034. The name of its initial registered agent at such address is United Agent Group Inc. The initial mailing address of the Company is 219 Rimland Drive, Suite 301, Bellingham, Washington, 98226.

ARTICLE III

The purpose of the Company is to engage in any lawful act or activity for which corporations may be organized under the Texas Business Organizations Code (“TBOC”), as the same exists or as may hereafter be amended from time to time.

ARTICLE IV

1.Authorized Capital Stock. The total number of shares of capital stock the Company has authority to issue is 900,000,000 shares of Common Stock, par value $0.00001 per share (“Common Stock”) and 100,000,000 shares of Preferred Stock, par value $0.00001 per share (“Preferred Stock”).

2.Adjustment in Authorized Common Stock or Preferred Stock. Except as otherwise may be expressly provided by the terms of any series of Preferred Stock, the number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares of Common Stock or Preferred Stock then outstanding, as applicable) by an affirmative vote of the holders of a majority of the total voting power represented by the outstanding capital stock of the Company entitled to vote thereon, and without a separate class vote by the Common Stock or Preferred Stock, except as may be required by the TBOC.

3.Common Stock.

(a)Voting Powers.  Each holder of shares of Common Stock shall be entitled to one (1) vote for each share thereof held as of the applicable record date. To the maximum extent permitted by the TBOC, but subject to the rights, if any, of the holders of Preferred Stock as specified in this Certificate of Formation or in any certificate of designation, and further subject to the Bylaws of the Company (“Bylaws”), subject to Article IV Section 3(b), Article V Section 2 and Article XI, an affirmative vote of the majority of shares of the outstanding capital stock of the Company entitled to vote and represented at a meeting with quorum shall be sufficient to approve, authorize, adopt, or to otherwise cause the Company to take, or affirm the Company’s taking of, any action.

(b)Vote for a Fundamental Business Transaction. The following action may be taken by the affirmative vote of the holders of a majority of the total voting power represented by the outstanding capital stock of the Company entitled to vote thereon:

(1)	the adoption by the shareholders of a proposed plan of merger or consolidation involving the corporation;
(2)

the approval by the shareholders of a sale, lease, exchange, or other disposition of all, or substantially all, the assets of the corporation otherwise than in the usual and regular course of business as conducted by the corporation; and

(3)	winding up or dissolution.

4.Preferred Stock.

The Preferred Stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the board of directors of the Company (the “Board”) (authority to do so being hereby expressly vested in the Board). The Board is further authorized, subject to limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of any series of Preferred Stock, including, without limitation, authority to fix by resolution or resolutions the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any such series, and the number of shares constituting any such series and the designation thereof, or any of the foregoing. The Board is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in the Certificate of Formation or the resolution of the Board originally fixing the number of shares of such series. Except as may be otherwise specified by the terms of any series of Preferred Stock, if the number of shares of any series of Preferred Stock is so decreased, then the Company shall take all such steps as are necessary to cause the shares constituting such decrease to resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

5.Additional Rights.

(a)Dividends and Distributions. The holders of shares of Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property, or capital stock of the Company) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Company legally available therefor, and shall share equally on a per share basis in such dividends and distributions.

(b)Dissolution, Liquidation or Winding Up. In the event of any voluntary or involuntary liquidation. dissolution, or winding up of the Company, after payment or provision for payment of the debts and other liabilities of the Company, and the holders of shares of Common Stock shall be entitled to receive all the remaining assets of the Company available for distribution to its shareholders, ratably in proportion to the number of shares of Common Stock held by them.

ARTICLE V

1.General Powers. The business and affairs of the Company shall be managed by or under the direction of the Board. In furtherance and not in limitation of the powers conferred by statute, the Board is expressly authorized to make, alter, amend or repeal the Bylaws of the Company.

2.  Number of Directors; Initial Directors; Term; Election.

(a)The number of directors that constitute the whole Board shall be fixed exclusively by resolution of the Board. The Board currently consists of six directors, and the names and addresses of such directors are:

Name	Address

[ ]	219 Rimland Drive, Suite 301, Bellingham, Washington, 98226, U.S.
[ ]	219 Rimland Drive, Suite 301, Bellingham, Washington, 98226, U.S.
[ ]	219 Rimland Drive, Suite 301, Bellingham, Washington, 98226, U.S.
[ ]	219 Rimland Drive, Suite 301, Bellingham, Washington, 98226, U.S.
[ ]	219 Rimland Drive, Suite 301, Bellingham, Washington, 98226, U.S.
[ ]	219 Rimland Drive, Suite 301, Bellingham, Washington, 98226, U.S.

(b)At a meeting of shareholders at which directors are to be elected and a quorum is present, a nominee for director shall be elected to the Board if the number of votes cast “for” such nominee’s election exceed the number of votes cast “against” such nominee’s election, excluding abstentions.

(c)Elections of directors need not be by written ballot unless otherwise provided in the Bylaws of the Company.

3.  Action by Written Consent of the Board of Directors. Unless otherwise restricted by this Certificate of Formation or the TBOC, any action required or permitted to be taken at any meeting of the Board, or of any committee or subcommittee thereof, may be taken without a meeting all the members of the Board or committee or subcommittee, as the case may be, consent thereto in writing or by electronic transmission.

ARTICLE VI

1.Action by Written Consent of Shareholders. Any action required by the TBOC to be taken at any annual or special meeting of shareholders of the Company, or any action which may be taken at any annual or special meeting of such shareholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock representing fifty-five percent (55%) of the outstanding capital stock of the Company entitled to vote thereon.

2.Special Meetings. Except as otherwise may be expressly provided by the terms of any series of Preferred Stock, special meetings of shareholders of the Company may be called only by the Board, the chairperson of the Board, the chief executive officer or the president or by the holders of not less than fifty percent (50%) (or the highest percentage of ownership that may be set under the TBOC) of the Company’s then outstanding shares of capital stock entitled to vote at such special meeting.

3.Advance Notice of Shareholder Business. Advance notice of shareholder nominations for the election of directors and of business to be brought by shareholders before any meeting of the shareholders of the Company shall be given in the manner provided in the Bylaws of the Company.

4. No Cumulative Voting. No shareholder will be permitted to cumulate votes at any election of directors.

ARTICLE VII

To the fullest extent permitted by the TBOC, as the same exists or as may hereafter be amended from time to time, no director or officer of the Company shall be personally liable to the Company or its shareholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable. If the TBOC is amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Company shall be eliminated or limited to the fullest extent permitted by the TBOC, as so amended.

Neither any amendment nor repeal of this Article, nor the adoption of any provision of this Certificate of Formation inconsistent with this Article, shall eliminate or reduce the effect of this Article in respect of any matter occurring, or any cause of action, suit or claim accruing or arising or that, but for this Article, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE VIII

Subject to any provisions in the Bylaws of the Company related to indemnification of directors or officers of the Company, the Company shall indemnify, to the fullest extent permitted by applicable law, any director or officer of the Company who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she is or was a director, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding. The Company shall be required to indemnify a person in connection with a Proceeding (or part thereof) initiated by such person only if the Proceeding (or part thereof) was authorized by the Board.

The Company shall have the power to indemnify, to the extent permitted by the TBOC, as it presently exists or may hereafter be amended from time to time, any employee or agent of the Company who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that he or she is or was a director, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding.

A right to indemnification or to advancement of expenses arising under a provision of this Certificate of Formation or a bylaw of the Company shall not be eliminated or impaired by an amendment to this Certificate of Formation or the Bylaws of the Company after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such action or omission has occurred.

ARTICLE IX

The Company elects not to be governed by Section 21.606 of the TBOC.

ARTICLE X

1.Except as provided in Article VII and Article VIII above, the Company reserves the right to amend, alter, change or repeal any provision contained in the Certificate of Formation by the affirmative vote of the holders of a majority of the total voting power represented by the outstanding capital stock of the Company entitled to vote thereon, and all rights conferred upon shareholders herein are granted subject to this reservation.

2.Notwithstanding any provision of the Certificate of Formation, the Bylaws of the Company or any provision of law that might otherwise permit a lesser vote, the affirmative vote of a majority of the voting power of the outstanding capital stock of the Company entitled to vote thereon, voting together as a single class, shall be required for the shareholders of the Company to amend, alter, change or repeal any provision of the Bylaws of the Company.

ARTICLE XI

This document becomes effective when the document is accepted and filed by the secretary of state.

IN WITNESS WHEREOF, eXp World Holdings, Inc., has caused this Certificate of Formation to be signed by its duly authorized officer on       , 2026.

By:
Name:	James Bramble
Title:	Corporate Secretary

BYLAWS OF

EXP WORLD HOLDINGS, INC.

Adopted [         ], 2026

8.6	Ownership Threshold for Derivative Proceedings	C-22
8.7	Forum Selection	C-22
8.8	Jury Trial Waiver	C-23
ARTICLE IX -	AMENDMENTS 21	C-23

ARTICLE I -    MEETINGS OF SHAREHOLDERS

1.1 Place of Meetings. Meetings of shareholders of eXp World Holdings, Inc. (the “Company”) shall be held at any place, within or outside the State of Texas, determined by the Company’s board of directors (the “Board”). The Board may, in its sole discretion, determine that a meeting of shareholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 6.002(a) of the Texas Business Organizations Code (the “TBOC”). In the absence of any such designation or determination, shareholder meetings shall be held at the Company’s principal executive office. To the extent permitted by the TBOC, the Board may postpone or reschedule any previously scheduled meeting of shareholders at any time, before or after the notice for such meeting has been given to the shareholders.

1.2 Annual Meeting. Unless directors are elected by written consent in lieu of an annual meeting, an annual meeting of shareholders shall be held for the election of directors and for the transaction of such other business as may properly come before the meeting, at such date and time as may be designated by resolution of the Board from time to time.

1.3 Special Meeting. Except as otherwise expressly provided by the terms of any series of Preferred Stock permitting the holders of such series of Preferred Stock to call a special meeting of the shareholders, special meetings of shareholders of the Company may be called only by the Board, the chairperson of the Board, the Chief Executive Officer or the president or by the holders of not less than fifty percent (50%) (or the highest percentage of ownership that may be set under the TBOC) of the Company’s then outstanding shares of capital stock entitled to vote at such special meeting.

If a special meeting of the shareholders has been called, the Company shall cause notice to be given to the shareholders entitled to vote at such meeting, in accordance with these bylaws, that a meeting will be held at the time requested by the person or persons calling the meeting. The notice of a special meeting shall include the purpose for which the meeting is called. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the special meeting pursuant to the notice of a special meeting. Nothing contained in this Section 1.3 shall be construed as limiting, fixing or affecting the time when a meeting of shareholders called by action of the Board may be held.

1.4Advance Notice Procedures.

(i)Annual Meetings of Shareholders.

(a)Nominations of persons for election to the Board or the proposal of other business to be transacted by the shareholders at an annual meeting of shareholders may be made only (1) pursuant to the Company’s notice of meeting (or any supplement thereto); (2) by or at the direction of the Board; (3) as may be provided in the certificate of designations for any class or series of Preferred Stock; or (4) by any shareholder of the Company who (A) is a shareholder of record at the time of giving of the notice contemplated by Section 1.4(i)(b); (B) is a shareholder of record on the record date for the determination of shareholders entitled to notice of the annual meeting; (C) is a shareholder of record on the record date for the determination of shareholders entitled to vote at the annual meeting (if such date is different from the record date for determining shareholders entitled to notice of the meeting); (D) is a shareholder of record at the time of the annual meeting; and (E) complies with the procedures set forth in this Section 1.4(i).

(b)For nominations or other business to be properly brought before an annual meeting of shareholders by a shareholder pursuant to clause (4) of Section 1.4(i)(a), the shareholder must have given timely notice in writing to the secretary and any such nomination or proposed business must constitute a proper matter for shareholder action. To be timely, a shareholder’s notice must be received by the secretary at the principal executive offices of the Company no earlier than 8:00 a.m., local time, on the one hundred twentieth (120th) day and no later than 5:00 p.m., local time, on the ninetieth (90th) day prior to the day of the first anniversary of the preceding year’s annual meeting of shareholders. However, if no annual meeting of shareholders was held in the preceding year, or if the date of the applicable annual meeting has been changed by more than thirty (30) days from the first anniversary of the preceding year’s annual meeting, then to be timely such notice must be received by the secretary at the principal executive offices of the Company no earlier than 8:00 a.m., local time, on the one hundred twentieth (120th) day prior to the day of the annual meeting and no later than 5:00 p.m., local time, on the tenth (10th) day following the day on which Official Notice of the date of the annual meeting was first given by the Company. In no event will the adjournment, rescheduling or postponement of any annual meeting, or any announcement thereof, commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above. If the number of directors to be elected to the Board is increased and there is no Official Notice naming all of the nominees for director or specifying the size of the increased Board at least ten (10) days before the last day that a shareholder may deliver a notice of nomination pursuant to the foregoing provisions, then a shareholder’s notice required by this Section 1.4(i)(b) will also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is received by the secretary at the principal executive offices of the Company no later than 5:00 p.m., local time, on the tenth (10th) day following the day on which such Official Notice is first given. “Official Notice” means disclosure in a press release or by notice in writing or electronic transmission disseminated by or at the direction of the Company to all shareholders entitled to notice of shareholder meetings.

(c)A shareholder’s notice to the secretary must set forth:

(1)as to each person whom the shareholder proposes to nominate for election as a director:

a)such person’s name, age, business address, residence address and principal occupation or employment; the class and number of shares of the corporation that are held of record or are beneficially owned by such person and a description of any Derivative Instruments (defined below) held or beneficially owned thereby or of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of such person; and all information relating to such person that would be required to be disclosed in solicitations of proxies for the contested election of directors of publicly traded corporations, or otherwise would be required, in each case pursuant to Section 14 of the Securities Exchange Act of 1934 (the “1934 Act”) if the Company were publicly traded;

b)such person’s written consent to being named in such shareholder’s proxy statement as a nominee of such shareholder and to serving as a director of the Company if elected;

c)a reasonably detailed description of any direct or indirect compensatory, payment, indemnification or other financial agreement, arrangement or understanding that such person has, or has had within the past three (3) years, with any person or entity other than the Company (including the amount of any payment or payments received or receivable thereunder), in each case in connection with candidacy or service as a director of the Company (a “Third-Party Compensation Arrangement”); and

d)a description of any other material relationships between such person and such person’s respective affiliates and associates, or others acting in concert with them, on the one hand, and such shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made, and their respective affiliates and associates, or others acting in concert with them, on the other hand;

(2)as to any other business that the shareholder proposes to bring before the annual meeting:

a)a brief description of the business desired to be brought before the annual meeting;

b)the text of the proposal or business (including the text of any resolutions proposed for consideration and, if applicable, the text of any proposed amendment to these bylaws or the Company’s certificate of formation);

c)the reasons for conducting such business at the annual meeting;

d)any material interest in such business of such shareholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made, and their respective affiliates and associates, or others acting in concert with them; and

e)a description of all agreements, arrangements and understandings between such shareholder and the beneficial owner, if any, on whose behalf the proposal is made, and their respective affiliates or associates or others acting in concert with them, and any other person or persons (including their names) in connection with the proposal of such business by such shareholder; and

(3)as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made:

a)the name and address of such shareholder (as they appear on the Company’s books), of such beneficial owner and of their respective affiliates or associates or others acting in concert with them;

b)for each class or series, the number of shares of stock of the Company that are, directly or indirectly, held of record or are beneficially owned by such shareholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them;

c)a description of any agreement, arrangement or understanding between such shareholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them, and any other person or persons (including, in each case, their names) in connection with the proposal of such nomination or other business;

d)a description of any agreement, arrangement or understanding (including, regardless of the form of settlement, any derivative, long or short positions, profit interests, forwards, futures, swaps, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions and borrowed or loaned shares) that has been entered into by or on behalf of such shareholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them, with respect to the Company’s securities (any of the foregoing, a “Derivative Instrument”), or any other agreement, arrangement or understanding that has been made the effect or intent of which is to create or mitigate loss to, manage risk or benefit of share price changes for or increase or decrease the voting power of such shareholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them, with respect to the Company’s securities;

e)any rights to dividends on the Company’s securities owned beneficially by such shareholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them, that are separated or separable from the underlying security;

f)any proportionate interest in the Company’s securities or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such shareholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them, is a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership;

g)any performance-related fees (other than an asset-based fee) that such shareholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them is entitled to based on any increase or decrease in the value of the Company’s securities or Derivative Instruments, including, without limitation, any such interests held by members of the immediate family of such persons sharing the same household;

h)any significant equity interests or any Derivative Instruments in any principal competitor of the Company that are held by such shareholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them;

i)any direct or indirect interest of such shareholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them, in any contract with the Company, any affiliate of the Company or any principal competitor of the Company (in each case, including any employment agreement, collective bargaining agreement or consulting agreement);

j)a representation and undertaking that the shareholder is a holder of record of stock of the Company as of the date of submission of the shareholder’s notice and intends to appear in person or by proxy at the meeting to bring such nomination or other business before the meeting;

k)a representation and undertaking that such shareholder or any such beneficial owner intends, or is part of a group that intends, to (x) deliver a proxy statement or other proxy solicitation material or form of proxy to holders of at least the percentage of the voting power of the Company’s then-outstanding stock required to approve or adopt the proposal or to elect each such nominee; or (y) otherwise solicit proxies from shareholders in support of such proposal or nomination;

l)any other information relating to such shareholder, such beneficial owner, or their respective affiliates or associates or others acting in concert with them, or director nominee or proposed business that, in each case, would be required to be disclosed in a proxy statement or other filing that would be required to be made in connection with the solicitation of proxies in support of such nominee (in a contested election of directors) or proposal pursuant to Section 14 of the 1934 Act if the Company were publicly traded; and

m)such other information relating to any proposed item of business as the Company may reasonably require to determine whether such proposed item of business is a proper matter for shareholder action.

(d)In addition to the requirements of this Section 1.4, to be timely, a shareholder’s notice (and any additional information submitted to the Company in connection therewith) must further be updated and supplemented, if necessary, (1) so that the information provided or required to be provided in such notice is true and correct as of the record date(s) for determining the shareholders entitled to notice of, and to vote at, the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment, rescheduling or postponement thereof and (2) to provide any additional information that the Company may reasonably request. Such update and supplement or additional information, if applicable, must be received by the secretary at the principal executive offices of the Company, in the case of a request for additional information, promptly following a request therefor, which response must be delivered not later than such reasonable time as is specified in any such request from the corporation or, in the case of an update or supplement of any information, not later than five (5) business days after the record date(s) for the meeting (in the case of any update and supplement required to be made as of the record date(s)), and not later than eight (8) business days prior to the date for the meeting or any adjournment, rescheduling or postponement thereof (in the case of the update and supplement required to be made as of eight (10) business days prior to the meeting or any adjournment, rescheduling or postponement thereof). The failure to timely provide such update, supplement or additional information shall result in the nomination or proposal no longer being eligible for consideration at the meeting.

(ii)Special Meetings of Shareholders. Except to the extent required by the TBOC, and subject to Section 1.3, special meetings of shareholders may be called only in accordance with the Company’s certificate of formation and these bylaws. Only such business will be conducted at a special meeting of shareholders as has been brought before the special meeting pursuant to the Company’s notice of meeting. If the election of directors is included as business to be brought before a special meeting in the Company’s notice of meeting, then nominations of persons for election to the Board at such special meeting may be made by any shareholder who (i) is a shareholder of record at the time of giving of the notice contemplated by this Section 1.4(ii); (ii) is a shareholder of record on the record date for the determination of shareholders entitled to notice of the special meeting; (iii) is a shareholder of record on the record date for the determination of shareholders entitled to vote at the special meeting; (iv) is a shareholder of record at the time of the special meeting; and (v) complies with the procedures set forth in this Section 1.4(ii). For nominations to be properly brought by a shareholder before a special meeting pursuant to this Section 1.4(ii), the shareholder’s notice must be received by the secretary at the principal executive offices of the Company no earlier than 8:00 a.m., local time, on the one hundred twentieth (120th) day prior to the day of the special meeting and no later than 5:00 p.m., local time, on the later of the ninetieth (90th) day prior to such special meeting and the tenth (10th) day following the day on which Official Notice of the date of the special meeting was first given. In no event will any adjournment, rescheduling or postponement of a special meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of a shareholder’s notice. A shareholder’s notice to the Secretary must comply with the applicable notice requirements of Section 1.4(a)(iii).

(iii)Other Requirements.

(a)To be eligible to be a nominee by any shareholder for election as a director of the Company at a meeting of shareholders, the proposed nominee must provide to the secretary, in accordance with the applicable time periods prescribed for delivery of notice under Section 1.4(i)(b) or Section 1.4(i):

(1)a signed and completed written questionnaire (in the form provided by the secretary at the written request of the nominating shareholder, which form will be provided by the secretary within ten (10) days of receiving such request) containing information regarding such nominee’s background and qualifications and such other information as may reasonably be required by the Company to determine the eligibility of such nominee to serve as a director of the Company or to serve as an independent director of the Company;

(2)a written representation and undertaking that, unless previously disclosed to the Company, such nominee is not, and will not become, a party to any voting agreement, arrangement, commitment, assurance or understanding with any person or entity as to how such nominee, if elected as a director, will vote on any issue;

(3)a written representation and undertaking that, unless previously disclosed to the Company, such nominee is not, and will not become, a party to any Third-Party Compensation Arrangement;

(4)a written representation and undertaking that, if elected as a director, such nominee would be in compliance, and will continue to comply, with the Company’s corporate governance guidelines as disclosed on the Company’s website, as amended from time to time; and

(5)a written representation and undertaking that such nominee, if elected, intends to serve a full term on the Board.

(b)At the request of the Board, any person nominated by the Board for election as a director must furnish to the secretary the information that is required to be set forth in a shareholder’s notice of nomination that pertains to such nominee.

(c)No person will be eligible to be nominated by a shareholder for election as a director of the Company unless nominated in accordance with the procedures set forth in this Section 1.4. No business proposed by a shareholder will be conducted at a shareholder meeting except in accordance with this Section 1.4.

(d)The chairperson of the applicable meeting of shareholders will, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by these bylaws or that business was not properly brought before the meeting. If the chairperson of the meeting should so determine, then the chairperson of the meeting will so declare to the meeting and the defective nomination will be disregarded or such business will not be transacted, as the case may be.

(e)Notwithstanding anything to the contrary in this Section 1.4, unless otherwise required by law, if the shareholder (or a qualified representative of the shareholder) does not appear in person at the meeting to present a nomination or other proposed business, such nomination will be disregarded or such proposed business will not be transacted, as the case may be, notwithstanding that proxies in respect of such nomination or business may have been received by the Company and counted for purposes of determining a quorum. For purposes of this Section 1.4, (1) to be considered a qualified representative of the shareholder, a person must be a duly authorized officer, manager or partner of such shareholder or must be authorized by a writing executed by such shareholder or an electronic transmission delivered by such shareholder to act for such shareholder as proxy at the meeting, and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting and (2) “principal executive offices” shall mean the address for the Company’s principal executive offices as set forth on the cover page of its most recent Annual Report on Form 10-K filed with the U.S.

Securities and Exchange Commission, as such address may be updated by any subsequent report filed with the U.S. Securities and Exchange Commission or other public announcement by the Company.

(f)Without limiting this Section 1.4, a shareholder must also comply with all applicable requirements of the 1934 Act with respect to the matters set forth in this Section 1.4, it being understood that (1) any references in these bylaws to the 1934 Act are not intended to, and will not, limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Section 1.4; and (2) compliance with clause (4) of Section 1.4(i)(a) and with Section 1.4(ii) are the exclusive means for a shareholder to make nominations or submit other business (other than as provided in Section 1.4(iii)(g)).

Notwithstanding anything to the contrary in this Section 1.4, the notice requirements set forth in these bylaws with respect to the proposal of any business (other than nominations) pursuant to this Section 1.4 will be deemed to be satisfied by a shareholder if (1) such shareholder has submitted a proposal to the Company in compliance with Rule 14a-8 under the 1934 Act; and (2) such shareholder’s proposal has been included in a proxy statement that has been prepared by the Company to solicit proxies for the meeting of shareholders. Subject to Rule 14a-8 and other applicable rules and regulations under the 1934 Act, nothing in these bylaws will be construed to permit any shareholder, or give any shareholder the right, to include or have disseminated or described in the Company’s proxy statement any nomination of a director or any other business proposal.

1.5 Notice of Shareholders’ Meetings. Whenever shareholders are required or permitted to take any action at a meeting, a notice of the meeting in the form of a writing or electronic transmission shall be given which shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the shareholders entitled to vote at the meeting, if such date is different from the record date for determining shareholders entitled to notice of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Except as otherwise provided in the TBOC, the certificate of formation or these bylaws, the notice of any meeting of shareholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each shareholder entitled to vote at such meeting as of the record date for determining the shareholders entitled to notice of the meeting.

Notwithstanding the preceding paragraph, notice of a shareholder meeting regarding a “fundamental business transaction” (as defined in Section 1.002 of the TBOC) must be given to each shareholder of the Company not later than twenty-one (21) days prior to such meeting, regardless of whether the shareholder is entitled to vote on the matter, in accordance with the TBOC.

1.6 Quorum. Except as otherwise provided by law, the certificate of formation or these bylaws, at each meeting of shareholders the presence in person or by proxy of the holders of shares of stock having a majority of the voting power which could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter, except as otherwise provided by law, the certificate of formation or these bylaws.

If, however, such quorum is not present or represented at any meeting of the shareholders, then either (i) the chairperson of the meeting, or (ii) the shareholders entitled to vote at the meeting, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, in accordance with Section 1.7 of these bylaws, until a quorum is present or represented.

1.7 Adjourned Meeting; Notice. Any meeting of shareholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Company may transact any business which might have been transacted at the original meeting; provided, however, if the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting. If after the adjournment a new record date for shareholders entitled to vote is fixed for the adjourned meeting, the Board shall fix a new record date for notice of such adjourned meeting in accordance with Section 6.101 of the TBOC and Section 1.11 of these bylaws, and shall give notice of the adjourned meeting to each shareholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

1.8 Conduct of Business. Meetings of shareholders shall be presided over by a chairperson designated by the Board, or in the absence of such designation by the Chairperson of the Board, if any, or in his or her absence by the Vice Chairperson of the Board, if any, or in the absence of the foregoing persons by the Chief Executive Officer, or in the absence of the foregoing persons by the President, or in the absence of the foregoing persons by a Vice President, or in the absence of the foregoing persons by a chairperson chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairperson of the meeting may appoint any person to act as secretary of the meeting. The chairperson of any meeting of shareholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business, and shall have the power to adjourn the meeting to another place, if any, date or time, whether or not a quorum is present.

1.9 Voting. The shareholders entitled to vote at any meeting of shareholders shall be determined in accordance with the provisions of Section 1.11 of these bylaws, subject to Sections 6.251 and 6.252 (relating to voting trusts and other voting agreements) and Subchapter D of Chapter 6 (relating to voting of ownership interests) of the TBOC.

Each shareholder entitled to vote at any meeting of shareholders shall be entitled to the number of votes per share for each share of capital stock held by such shareholder as of the applicable record date which has voting power upon the matter in question as set forth in the certificate of formation. Voting at meetings of shareholders need not be by written ballot and, unless otherwise required by law, need not be conducted by inspectors of election unless so determined by the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote thereon which are present in person or by proxy at such meeting. If authorized by the Board, such requirement of a written ballot shall be satisfied by a ballot submitted by electronic transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the shareholder or proxy holder.

Except as otherwise required by law, the certificate of formation or these bylaws, in all matters other than the election of directors, at a meeting where a quorum is present, the affirmative vote of a majority of the shares of stock of the corporation which are voting on the matter shall be sufficient to approve, authorize, adopt, or to otherwise cause the Company to take, or affirm the Company’s taking of, any action. Except as otherwise required by law, the certificate of formation or these bylaws, at meetings of shareholders for the election of directors at which a quorum is present a nominee for director shall be elected to the Board if the number of votes cast “for” such nominee’s election exceed the number of votes cast “against” such nominee’s election, excluding abstentions. Where a separate vote by a class or series or classes or series is required, in all matters other than the election of directors and a “fundamental business transaction” as defined under the TBOC, at a meeting where a quorum is present, the affirmative vote of a majority of the shares of such class or series or classes or series at which are voting on the matter shall be the act of such class or series or classes or series, except as otherwise provided by law, the certificate of formation or these bylaws.

1.10 Shareholder Action by Written Consent Without a Meeting. Any action required by the TBOC to be taken at any annual or special meeting of shareholders of the Company, or any action which may be taken at any annual or special meeting of such shareholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock representing fifty-five percent (55%) of the outstanding capital stock of the Company entitled to vote thereon.

No written consent shall be effective to take the corporate action referred to therein unless written consents signed by a sufficient number of holders to take action are delivered to the Company in the manner required by Sections 6.201 and 6.202 of the TBOC within sixty (60) days of the first date on which a written consent is so delivered to the Company. Any person executing a consent may provide, whether through instruction to an agent or otherwise, that such a consent will be effective at a future time (including a time determined upon the happening of an event), no later than sixty (60) days after such instruction is given or such provision is made, if evidence of such instruction or provision is provided to the Company. Unless otherwise provided, any such consent shall be revocable prior to its becoming effective.

An electronic transmission consenting to an action to be taken and transmitted by a shareholder or proxy holder, or by a person or persons authorized to act for a shareholder or proxy holder, shall be deemed to be written and signed for purposes of this Section 1.10, provided that any such electronic transmission sets forth or is delivered with information from which the Company can determine (i) that the electronic transmission was transmitted by the shareholder or proxy holder or by a person or persons authorized to act for the shareholder or proxy holder and (ii)

the date on which such shareholder or proxy holder or authorized person or persons transmitted such electronic transmission.

A consent given by electronic transmission is delivered to the Company upon the earliest of (i) when the consent enters an information processing system, if any, designated by the Company for receiving consents, so long as the electronic transmission is in a form capable of being processed by that system and the Company is able to retrieve that electronic transmission; (ii) when a paper reproduction of the consent is delivered to the Company’s principal place of business or an officer or agent of the Company having custody of the book in which proceedings of meetings of shareholders are recorded; (iii) when a paper reproduction of the consent is delivered to the Company’s registered office in the State of Texas by hand or by certified or registered mail, return receipt requested; or (iv) when delivered in such other manner, if any, provided by resolution of the Board. A consent given by electronic transmission is delivered under this Section 1.10 even if no person is aware of its receipt. Receipt of an electronic acknowledgement from an information processing system establishes that a consent given by electronic transmission was received but, by itself, does not establish that the content sent corresponds to the content received.

In the event that the Board shall have instructed the officers of the Company to solicit the vote or written consent of the shareholders of the Company, an electronic transmission of a shareholder written consent given pursuant to such solicitation, to be effective, must be delivered by electronic mail or facsimile telecommunications to the Secretary or the President of the Company or to a person designated by the Company for receiving such consent, or delivered to an information processing system designated by the Company for receiving such consent.

Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those shareholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Company as provided in Sections 6.201 or 6.202 of the TBOC. In the event that the action which is consented to is such as would have required the filing of a certificate under any provision of the TBOC, if such action had been voted on by shareholders at a meeting thereof, the certificate filed under such provision shall state, in lieu of any statement required by such provision concerning any vote of shareholders, that written consent has been given in accordance with Sections 6.201 or 6.202 of the TBOC.

For the avoidance of doubt, the provisions of Section 1.4 concerning advance notice of shareholder business or the nomination or election of directors shall not apply to any action by shareholder written consent.

1.11 Record Dates. In order that the Company may determine the shareholders entitled to notice of any meeting of shareholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the shareholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination.

If no record date is fixed by the Board, the record date for determining shareholders entitled to notice of and to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of shareholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for shareholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of shareholders entitled to vote in accordance with the provisions of Section 6.101 of the TBOC and this Section 1.11 at the adjourned meeting.

In order that the Company may determine the shareholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board. If no record date has been fixed by the Board, the record date for determining shareholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company in accordance with applicable law. If no record date has been fixed by the Board and prior action by the Board is required by law, the record date for determining shareholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.

In order that the Company may determine the shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the shareholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

1.12 Proxies. Each shareholder entitled to vote at a meeting of shareholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such shareholder by proxy authorized by a document or by an electronic transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after eleven (11) months from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Sections 21.368, 21.369 and 21.370 of the TBOC.

1.13 List of Shareholders Entitled to Vote. Not later than the eleventh (11th) day before the date of each meeting of the shareholders of the Company, an officer or agent having charge of the Company’s stock transfer records shall prepare an alphabetical list of the shareholders entitled to vote at such meeting or any adjournment or postponement thereof showing the address and the type and number of shares held by each shareholder. Such list shall be kept on file at the registered office or the principal executive office of the Company and shall be subject to inspection by any shareholder at any time during regular business hours for a period of at least ten (10) days prior to such meeting. Alternatively, the list of shareholders may be kept on a reasonably accessible electronic network, if the information required to gain access to the list is provided with the notice of the meeting. In the event that the corporation determines to make the list available on an electronic network, the Company may take reasonable steps to ensure that such information is available only to shareholders of the corporation. The original share transfer records shall be prima facie evidence as to (a) the identity of the shareholders entitled to vote at any meeting of shareholders and the number of shares held by each of them and (b) the identity of the shareholders entitled by this Section 1.13 to examine the list required by this Section 1.13.

ARTICLE II -DIRECTORS

2.1 Powers. The business and affairs of the Company shall be managed by or under the direction of the Board, except as may be otherwise provided in the TBOC or the certificate of formation.

2.2 Number of Directors. The Board shall consist of one or more members, each of whom shall be a natural person. Unless the certificate of formation fixes the number of directors, the number of directors shall be determined from time to time by resolution of the Board. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

2.3 Election, Qualification and Term of Office of Directors. Except as provided in Section 2.4 of these bylaws, and subject to Sections 1.2 and 1.10 of these bylaws, directors shall be elected at each annual meeting of shareholders. Directors need not be shareholders unless so required by the certificate of formation or these bylaws. The certificate of formation or these bylaws may prescribe other qualifications for directors. Each director shall hold office until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.

2.4 Resignation and Vacancies. Any director may resign at any time upon notice given in writing or by electronic transmission to the Company. A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. A resignation which is conditioned upon the director failing to receive a specified vote for reelection as a director may provide that it is irrevocable. Unless otherwise provided in the certificate of formation or these bylaws, when one or more directors resign from the Board, effective at a future date, a majority of the directors then in office, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.

Unless otherwise provided in the certificate of formation, these bylaws or by the TBOC, and subject to the rights of the holders of any one or more series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board shall be filled by a majority vote of the directors then in office, even if the remaining directors constitute less than a quorum of the Board, or by election at an annual or special meeting of shareholders called for that purpose.

If at any time, by reason of death or resignation or other cause, the Company should have no directors in office, then any officer or any shareholder or an executor, administrator, trustee or guardian of a shareholder, or other fiduciary entrusted with like responsibility for the person or estate of a shareholder, may call a special meeting of shareholders in accordance with the provisions of the certificate of formation or these bylaws.

A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office and until such director’s successor is elected and qualified, or until such director’s earlier death, resignation or removal.

Except as otherwise provided by the TBOC, during a period between two successive annual meetings of shareholders, the Board may not fill more than two vacancies created by an increase in the number of directors.

2.5 Place of Meetings; Meetings by Telephone. The Board may hold meetings, both regular and special, either within or outside the State of Texas.

Unless otherwise restricted by the certificate of formation or these bylaws, members of the Board, or any committee designated by the Board or any subcommittee, may participate in a meeting of the Board, or any such committee or subcommittee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

2.6 Conduct of Business. Meetings of the Board shall be presided over by the Chairperson of the Board, if any, or in his or her absence by the Vice Chairperson of the Board, if any, or in the absence of the foregoing persons by a chairperson designated by the Board, or in the absence of such designation by a chairperson chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairperson of the meeting may appoint any person to act as secretary of the meeting.

2.7 Regular Meetings. Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board.

2.8 Special Meetings; Notice. Special meetings of the Board for any purpose or purposes may be called at any time by the Chairperson of the Board, the Chief Executive Officer, the President, the Secretary or any two directors.

Notice of the time and place of special meetings shall be:

(i)delivered personally by hand, by courier or by telephone;

(ii)sent by United States first-class mail, postage prepaid; or

(iii)given by electronic transmission, directed to each director at that director’s address or telephone number, or by means of electronic transmission, as the case may be, as shown on the Company’s records.

If the notice is delivered personally by hand, by courier, or by telephone, or given by means of electronic transmission, it shall be delivered, sent or otherwise directed to each director, as applicable, at least twenty-four (24) hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. Any oral notice may be communicated to the director. The notice need not specify the place of the meeting (if the meeting is to be held at the Company’s principal executive office) nor the purpose of the meeting, to the fullest extent permitted by applicable law.

2.9 Quorum; Voting. At all meetings of the Board, the presence of at least a majority of the total authorized directorships shall constitute a quorum for the transaction of business; provided that in no case shall the presence of less than 1/3 of the total authorized directorships constitute a quorum. If a quorum is not present at any meeting of the Board, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

The affirmative vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by statute, the certificate of formation or these bylaws.

If the certificate of formation provides that one or more directors shall have more or less than one vote per director on any matter, every reference in these bylaws to a majority or other proportion of the directors shall refer to a majority or other proportion of the votes of the directors.

2.10 Board Action by Written Consent Without a Meeting. Unless otherwise restricted by the certificate of formation or these bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee or subcommittee thereof, may be taken without a meeting if all members of the Board or committee or subcommittee, as the case may be, consent thereto in writing or by electronic transmission. Any person (whether or not then a director) may provide, whether through instruction to an agent or otherwise, that a consent to action will be effective at a future time (including a time determined upon the happening of an event), no later than sixty (60) days after such instruction is given or such provision is made and such consent shall be deemed to have been given for purposes of this Section 2.10 at such effective time so long as such person is then a director and did not revoke the consent prior to such time. Any such consent shall be revocable prior to its becoming effective. After an action is taken, the consent or consents relating thereto shall be filed with the minutes of the proceedings of the Board, or the committee or subcommittee thereof, in the same paper or electronic form as the minutes are maintained.

2.11 Fees and Compensation of Directors. Unless otherwise restricted by the certificate of formation or these bylaws, the Board shall have the authority to fix the compensation of directors.

2.12 Removal of Directors. Subject to the rights of the holders of any one or more series of Preferred Stock then outstanding, any director or the entire Board may be removed, with or without cause, by the holders of a majority of the voting power of the shares then entitled to vote at an election of directors.

No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

ARTICLE III - COMMITTEES

3.1 Committees of Directors. The Board may designate one or more committees, each committee to consist of one or more of the directors of the Company. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board or in these bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Company, and may authorize the seal of the Company to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) amend the certificate of formation, except to (x) establish series of shares, (y) increase or decrease the number of shares in a series or (z) eliminate a series of shares as authorized by Section 21.155 of the TBOC, (ii) propose a reduction of stated capital under Sections 21.253 and 21.254 of the TBOC, (iii) approve a plan of merger, share exchange, or conversion of the corporation, (iv) recommend to shareholders the sale, lease or exchange of all or substantially all of the property and assets of the corporation not made in the usual and regular course of its business, (v) recommend to the shareholders a voluntary winding up and termination or a revocation of a voluntary winding up and termination, (vi) amend, alter or repeal the bylaws or adopt new bylaws, (vii) fill vacancies on the Board, (viii) fill vacancies on or designate alternate members of a committee of the Board, (ix) fill a vacancy to be filled because of an increase in the number of directors, (x) elect or remove officers of the corporation or members or alternate members of a committee of the Board, (xi) set the compensation of the members or alternate members of a committee of the Board or (xii) alter or repeal a resolution of the Board that states that it may not be amended or repealed by a committee of the Board.

3.2 Committee Minutes. Each committee and subcommittee shall keep regular minutes of its meetings and report the same to the Board, or the committee, when required.

3.3 Meetings and Actions of Committees. A majority of the directors then serving on a committee or subcommittee shall constitute a quorum for the transaction of business by the committee or subcommittee, unless the certificate of formation, these bylaws, a resolution of the Board or a resolution of a committee that created the subcommittee requires a greater or lesser number, provided that in no case shall a quorum be less than 1/3 of the directors then serving on the committee or subcommittee. The vote of the majority of the members of a committee or subcommittee present at a meeting at which a quorum is present shall be the act of the committee or subcommittee, unless the certificate of formation, these bylaws, a resolution of the Board or a resolution of a committee that created the subcommittee requires a greater number. Meetings and actions of committees and subcommittees shall otherwise be governed by, and held and taken in accordance with, the provisions of:

(i)Section 2.5 (Place of Meetings; Meetings by Telephone);

(ii)Section 2.7 (Regular Meetings);

(iii)Section 2.8 (Special Meetings; Notice);

(iv)Section 2.9 (Quorum; Voting);

(v)Section 2.10 (Board Action by Written Consent Without a Meeting); and

(vi)Section 7.2 (Waiver of Notice),

with such changes in the context of those bylaws as are necessary to substitute the committee or subcommittee and its members for the Board and its members. However:

(i)the time and place of regular meetings of committees and subcommittees may be determined either by resolution of the Board or by resolution of the committee or subcommittee;

(ii)special meetings of committees and subcommittees may also be called by resolution of the Board or the committee or subcommittee; and

(iii)notice of special meetings of committees and subcommittees shall also be given to all alternate members, as applicable, who shall have the right to attend all meetings of the committee or subcommittee. The Board, or, in the absence of any such action by the Board, the committee or subcommittee, may adopt rules for the government of any committee or subcommittee not inconsistent with the provisions of these bylaws.

Any provision in the certificate of formation providing that one or more directors shall have more or less than one vote per director on any matter shall apply to voting in any committee or subcommittee, unless otherwise provided in the certificate of formation or these bylaws.

3.4 Subcommittees. Unless otherwise provided in the certificate of formation, these bylaws or the resolutions of the Board designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

ARTICLE IV - OFFICERS

4.1 Officers. The officers of the Company shall be a Chief Executive Officer and a Secretary. The Company may also have, at the discretion of the Board, a Chairperson of the Board, a Vice Chairperson of the Board, one or more Vice Presidents, a Chief Financial Officer, Chief Operating Officer, a Treasurer, one or more Assistant Treasurers, one or more Assistant Secretaries and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person.

4.2 Appointment of Officers. The Board shall appoint the officers of the Company, except such officers as may be appointed in accordance with the provisions of Section 4.3 of these bylaws.

4.3 Subordinate Officers. The Board may appoint, or empower the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President, to appoint, such other officers and agents as the business of the Company may require. Each of such officers and agents shall hold office for such period, have such authority and perform such duties as are provided in these bylaws or as the Board may from time to time determine.

4.4 Removal and Resignation of Officers. Any officer may be removed, either with or without cause, by the Board or, for the avoidance of doubt, any duly authorized committee or subcommittee thereof or by any officer upon whom such power of removal has been conferred by the Board or, for the avoidance of doubt, any duly authorized committee or subcommittee thereof.

Any officer may resign at any time by giving written notice to the Company. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Company under any contract to which the officer is a party.

4.5 Vacancies in Offices. Any vacancy occurring in any office of the Company shall be filled by the Board or as provided in Section 4.3 of these bylaws.

4.6 Representation of Securities of Other Corporations or Entities. Unless otherwise directed by the Board, the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President or any other person authorized by the Board, the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President is authorized to vote, represent and exercise on behalf of the Company all rights incident to any and all shares or other securities or interests in, or issued by, any other entity or entities, and all rights incident to any management authority conferred on the Company in accordance with the governing documents of any entity or entities, standing in the name of the Company, including the right to act by written consent in lieu of a meeting. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

4.7 Authority and Duties of Officers. Except as otherwise provided in these bylaws, the officers of the Company shall have such powers and duties in the management of the Company as may be designated from time to time by the Board and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board.

ARTICLE V -INDEMNIFICATION

5.1 Indemnification of Directors and Officers in Third Party Proceedings. Subject to the other provisions of this Article V, the Company shall indemnify, to the fullest extent permitted by the TBOC, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) (other than an action by or in the right of the Company) by reason of the fact that such person is or was a director or officer of the Company, or is or was a director or officer of the Company serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

5.2 Indemnification of Directors and Officers in Actions by or in the Right of the Company. Subject to the other provisions of this Article V, the Company shall indemnify, to the fullest extent permitted by the TBOC, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Company, or is or was a director or officer of the Company serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

5.3 Successful Defense. To the extent that a present or former director or officer of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding described in Section 5.1 or Section 5.2 of these bylaws, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

5.4 Indemnification of Others. Subject to the other provisions of this Article V, the Company shall have power to indemnify its employees and agents to the extent not prohibited by the TBOC or other applicable law. The Board shall have the power to delegate to any person or persons the determination of whether employees or agents shall be indemnified.

5.5 Advanced Payment of Expenses. Expenses (including attorneys’ fees) actually and reasonably incurred by an officer or director of the Company in defending any Proceeding shall be paid by the Company in advance of the final disposition of such Proceeding upon receipt of a written request therefor (together with documentation reasonably evidencing such expenses and any documentation as may be required by the TBOC) and an undertaking by or on behalf of the person to repay such amounts if it shall ultimately be determined that the person is not entitled to be indemnified under this Article V or the TBOC. Such expenses (including attorneys’ fees) actually and reasonably incurred by former directors and officers or other employees and agents of the Company or by persons serving at the request of the Company as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise may be so paid upon such terms and conditions, if any, as the Company deems appropriate. The right to advancement of expenses shall not apply to any Proceeding (or any part of any Proceeding) for which indemnity is excluded pursuant to these bylaws, but shall apply to any Proceeding (or any part of any Proceeding) referenced in Section 5.6(ii) or Section 5.6(iii) of these bylaws prior to a determination that the person is not entitled to be indemnified by the Company.

5.6 Limitation on Indemnification. Subject to the requirements in Section 5.3 of these bylaws and the TBOC, the Company shall not be obligated to indemnify any person pursuant to this Article V in connection with any Proceeding (or any part of any Proceeding):

(i)for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;

(ii)for an accounting or disgorgement of profits pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of federal, state or local statutory law or common law, if such person is held liable therefor (including pursuant to any settlement arrangements);

(iii)for any reimbursement of the Company by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized by such person from the sale of securities of the Company, as required in each case under the Securities Exchange Act of 1934, as amended (including any such reimbursements that arise from an accounting restatement of the Company pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the Company of profits arising from the purchase and sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act), if such person is held liable therefor (including pursuant to any settlement arrangements);

(iv)initiated by such person, including any Proceeding (or any part of any Proceeding) initiated by such person against the Company or its directors, officers, employees, agents or other indemnitees, unless (a) the Board authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (b) the Company provides the indemnification, in its sole discretion, pursuant to the powers vested in the Company under applicable law, (c) otherwise required to be made under Section 5.7 of these bylaws or (d) otherwise required by applicable law; or

(v)if prohibited by applicable law.

5.7 Determination; Claim. If a claim for indemnification or advancement of expenses under this Article V is not paid by the Company or on its behalf within ninety (90) days after receipt by the Company of a written request therefor, the claimant shall be entitled to an adjudication by a court of competent jurisdiction of his or her entitlement to such indemnification or advancement of expenses. To the extent not prohibited by law, the Company shall indemnify such person against all expenses actually and reasonably incurred by such person in connection with any action for indemnification or advancement of expenses from the Company under this Article V, to the extent such person is successful in such action. In any such suit, the Company shall, to the fullest extent not prohibited by law, have the burden of proving that the claimant is not entitled to the requested indemnification or advancement of expenses.

5.8 Non-Exclusivity of Rights. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article V shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the certificate of formation or any statute, bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. The Company is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advancement of expenses, to the fullest extent not prohibited by the TBOC or other applicable law.

5.9 Insurance. The Company may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Company would have the power to indemnify such person against such liability under the provisions of the TBOC.

5.10 Survival. The rights to indemnification and advancement of expenses conferred by this Article V shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

5.11 Effect of Repeal or Modification. A right to indemnification or to advancement of expenses arising under a provision of the certificate of formation or a bylaw shall not be eliminated or impaired by an amendment to the certificate of formation or these bylaws after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such action or omission has occurred.

5.12 Certain Definitions. For purposes of this Article V, references to the “Company” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article V with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article V, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; references to “serving at the request of the Company” shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Company” as referred to in this Article V.

ARTICLE VI - STOCK

6.1 Stock Certificates; No Partly Paid Shares. The shares of the Company shall be uncertificated, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be represented by certificates. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Company. Unless otherwise provided by resolution of the Board, every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of, the Company by any two officers of the Company representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Company with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The Company shall not have power to issue a certificate in bearer form. The Company may not issue the whole or any part of its shares as partly paid.

6.2 Special Designation on Certificates. If the Company is authorized to issue more than one class of stock or more than one series of any class, then the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Company shall issue to represent such class or series of stock; provided that, except as otherwise provided in Section 3.202 of the TBOC, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate that the Company shall issue to represent such class or series of stock, a statement that the Company will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the registered owner thereof shall be given a notice, in writing or by electronic transmission, containing the information required to be set forth or stated on certificates pursuant to this Section 6.2 or Section 3.205 of the TBOC or with respect to this Section 6.2 a statement that the Company will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

6.3 Lost Certificates. Except as provided in this Section 6.3, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Company and cancelled at the same time. The Company may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Company may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Company a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

6.4 Dividends. The Board, subject to any restrictions contained in the certificate of formation or applicable law, may declare and pay dividends upon the shares of the Company’s capital stock. Dividends may be paid in cash, in property or in shares of the Company’s capital stock, subject to the provisions of the certificate of formation.

The Board may set apart out of any of the funds of the Company available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

6.5 Stock Transfer Agreements. The Company shall have power to enter into and perform any agreement with any number of shareholders of any one or more classes of stock of the Company to restrict the transfer of shares of stock of the Company of any one or more classes owned by such shareholders in any manner not prohibited by the TBOC.

6.6 Registered Shareholders. The Company:

(i)shall be entitled to treat the person registered on its books as the owner of any share or shares as the person exclusively entitled to receive dividends, vote, receive notifications and otherwise exercise all the rights and powers of an owner of such share or shares; and

(ii)shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Texas.

6.7 Transfers. Transfers of record of shares of stock of the Company shall be made only upon its books by the holders thereof, in person or by an attorney duly authorized, and, if such stock is certificated, upon the surrender of a certificate or certificates for a like number of shares, properly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer.

ARTICLE VII - MANNER OF GIVING NOTICE AND WAIVER

7.1Notice of Shareholders Meetings.

Notice of any meeting of shareholders shall be given in the manner set forth in the TBOC.

7.2Waiver of Notice.

Whenever notice is required to be given under any provision of the TBOC, the certificate of formation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting unless the person participates in or attends the meeting solely to object to the transaction of business at the meeting on the ground that the meeting was not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the shareholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of formation or these bylaws.

ARTICLE VIII - GENERAL MATTERS

8.1 Fiscal Year. The fiscal year of the Company shall be fixed by resolution of the Board and may be changed by the Board.

8.2 Seal. The Company may adopt a corporate seal, which shall be in such form as may be approved from time to time by the Board. The Company may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

8.3 Annual Report. The Company shall cause an annual report to be sent to the shareholders of the Company to the extent required by applicable law. If and so long as there are fewer than one hundred (100) holders of record of the Company’s shares, the requirement of sending an annual report to the shareholders of the Company is expressly waived (to the extent permitted under applicable law).

8.4 Construction; Definitions. Unless the context requires otherwise, the general provisions, rules of construction and definitions in the TBOC shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes a corporation, any other entity and a natural person.

8.5 Election To Be Governed by Section 21.419 of the TBOC. The Corporation elects to be governed by Section 21.419 of the TBOC.

8.6 Ownership Threshold for Derivative Proceedings. No shareholder may institute or maintain a “derivative proceeding” (as defined in Section 21.551 of the TBOC) in the right of the Company unless such shareholder, at the time the derivative proceeding is instituted, beneficially owns a number of shares sufficient to meet an ownership threshold of at least three percent (3%) of the outstanding shares of the Company.

8.7 Forum Selection. Unless the Company consents in writing to the selection of an alternative forum, the Texas Business Court in the Eleventh Division of the Texas Business Court (or, if the Texas Business Court does not have jurisdiction, the federal district court for the Southern District of Texas, Houston Division or the state district court of Harris County, Texas or another state court in Texas, provided, however, and for purposes of clarity, any suit, action or other proceeding shall only be brought before a state court in Harris County, Texas, to the extent and only to the extent that the Texas Business Court and the Federal Court do not have jurisdiction over the same) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim for or based on a breach of a fiduciary duty owed by any current or former director, shareholder, officer or other employee of the Company to the Company or the Company’s shareholders, (c) any action asserting a claim against the Company or any current or former director, officer or other employee of the Company arising pursuant to any provision of the TBOC or the certificate of formation or these bylaws (as each may be amended from time to time), (d) any action asserting an “internal entity claim” (as defined in Section 2.115 of the TBOC) or (e) any other action or proceeding in which the Texas Business Court has jurisdiction, except for, as to each of (a) through (e) above, any claim as to which such court determines that there is an indispensable party not subject to the jurisdiction of such court (and the indispensable party does not consent to the personal jurisdiction of such court within ten (10) days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than such court or for which such court does not have subject matter jurisdiction. For the avoidance of doubt, nothing contained in this first paragraph of Article VIII Section 8.7 shall apply to any action brought to enforce a duty or liability created by the Securities Act of 1933, as amended (the “1933 Act”), or the 1934 Act or any successor thereto.

Unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the 1933 Act.

Any person or entity purchasing or otherwise acquiring any interest in any security of the Company shall be deemed to have notice of and consented to the provisions of this Article VIII Section 8.7.

8.8 Jury Trial Waiver.

UNLESS THE COMPANY CONSENTS IN WRITING TO A JURY TRIAL, THE COMPANY AND EACH SHAREHOLDER, DIRECTOR AND OFFICER OF THE COMPANY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT THAT THE COMPANY OR SUCH PERSON MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL ACTION, PROCEEDING, CAUSE OF ACTION, COUNTERCLAIM, CROSS-CLAIM OR THIRD-PARTY CLAIM ARISING OUT OF OR RELATING TO ANY “INTERNAL ENTITY CLAIM” AS THAT TERM IS DEFINED IN SECTION 2.115 OF THE TBOC, AND TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OTHER LEGAL ACTION, PROCEEDING, CAUSE OF ACTION, COUNTERCLAIM, CROSS-CLAIM OR THIRD-PARTY CLAIM WITHIN THE SCOPE OF SECTION 8.7 OF THIS ARTICLE EIGHT AND EACH SHAREHOLDER AGREES THAT SUCH SHAREHOLDER’S HOLDING OR ACQUISITION OF SHARES OF STOCK OF THE COMPANY OR, TO THE EXTENT PERMITTED BY LAW, OPTIONS OR RIGHTS TO ACQUIRE SHARES OF STOCK OF THE COMPANY FOLLOWING THE ADOPTION OF THESE BYLAWS CONSTITUTES SUCH SHAREHOLDER’S INTENTIONAL AND KNOWING WAIVER OF ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH CLAIMS.

ARTICLE IX - AMENDMENTS

These bylaws may be adopted, amended or repealed by the shareholders entitled in the manner specified in the certificate of formation. The Board shall have the power to make, alter and repeal the bylaws of the corporation, but bylaws made by the board may be altered or repealed, and new bylaws made, by the shareholders.

UNANIMOUS WRITTEN CONSENT
 OF THE
BOARD OF DIRECTORS
OF
EXP WORLD HOLDINGS, INC.

The undersigned, being all of the members of the Board of Directors (the “Board”) of eXp World Holdings, Inc., a Delaware corporation (the “Corporation”), pursuant to Section 141(f) of the Delaware General Corporation Law (“DGCL”), hereby adopt the following resolutions by unanimous written consent in lieu of a meeting (this “Consent”), which resolutions shall be deemed adopted when all of the members of the Board have executed this Consent.

1.Annual Meeting, Record Date and Management Proxy.

RESOLVED, that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of the Corporation shall be held on April 24, 2026, at 12:00 p.m., Eastern Time Zone, at www.virtualshareholdermeeting.com/EXPI2026, or at such other place or time as shall be designated by the Chief Executive Officer or Chief Legal Counsel (the “Authorized Officers”);

FURTHER RESOLVED, that the record date for stockholders entitled to notice of and to vote at the Annual Meeting be, and hereby is, fixed as the close of business on February 27, 2026 (the “Record Date”); and

FURTHER RESOLVED, that the Authorized Officers, or any one or more of them acting in the absence of others, with full power of substitution be, and each of them hereby is, appointed to act as proxy for the proxies solicited by the Board of Directors for the Annual Meeting and any adjournments thereof.

2.Election of Directors.

RESOLVED, that upon the recommendation of the Nominating and Corporate Governance Committee, the following persons be, and hereby are, nominated for election to the Board of Directors of the Corporation, at the Annual Meeting to serve as members of the Board of Directors until the 2027 Annual Meeting and until their respective successors are elected or qualified:

Glenn Sanford

Randall Miles

Dan Cahir

Monica Weakley

Peggie Pelosi

Fred Reichheld

3.Ratification of Auditors.

WHEREAS, the Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP to act as the Corporation’s independent registered public accounting firm.

RESOLVED, that the Corporation include in its Proxy Statement (as defined below) a proposal for the stockholders to ratify the appointment of Deloitte & Touche LLP as the Corporation’s independent registered public accounting firm.

4.Say-on-Pay Advisory Vote Recommendation for Say-on-Pay Vote

RESOLVED, that the Corporation include in its Proxy Statement a recommendation that its shareholders approve, in an advisory capacity, the compensation of the Corporation’s named executive officers as disclosed in the compensation discussion and analysis, the accompanying compensation tables, and the related narrative disclosure in the Proxy Statement.

6.Redomestication of the Corporation to the State of Texas by Conversion

WHEREAS, as part of its ongoing oversight, direction and management of the business of Corporation, the Board and management have thoroughly discussed the issue of the Corporation’s jurisdiction of incorporation;

WHEREAS, after investigating and considering the benefits and detriments of redomesticating the Corporation from the State of Delaware and considering other jurisdictions of incorporation, including Texas, the Board decided to focus on Delaware and Texas and evaluate the redomestication of the Corporation from the State of Delaware to the State of Texas by the conversion of the Corporation from a corporation organized under the laws of the State of Delaware to a corporation organized under the laws of the State of Texas, pursuant to and in accordance with Section 266 of the DGCL, Title 1, Chapter 10, Subchapter C of the Texas Business Organizations Code, as amended (the “TBOC”), and the proposed Plan of Conversion (the “Plan of Conversion”), substantially in the form attached hereto as Exhibit A (such conversion, the “Texas Redomestication”);

WHEREAS, the Board evaluated a number of factors in reaching a decision regarding the Corporation’s jurisdiction of incorporation, including possible negative impacts from a potential redomestication, meaningful differences in corporate law between Delaware and Texas and implications to the Corporation’s stockholders for economic, governance and litigation rights, as well as the other factors and considerations reflected in the Corporation’s draft Proxy Statement (as defined below), substantially in the form attached hereto as Exhibit B;

WHEREAS, through the adoption of the Plan of Conversion, upon the Texas Redomestication, the Corporation will cease to be governed by the laws of the State of Delaware and its existing amended and restated certificate of incorporation, as amended by certificates of amendment, and amended and restated bylaws and will become a corporation governed by the laws of the State of Texas (the “Converted Corporation”) as well as by the proposed Texas certificate of formation (the “Texas Charter”) and the proposed Texas bylaws (the “Texas Bylaws” and, together with the Texas Charter, the “Texas Governing Documents”), substantially in the forms attached hereto as Exhibit C and Exhibit D, respectively;

WHEREAS, upon receipt of stockholder approval of the Texas Redomestication (including the Plan of Conversion and the Texas Governing Documents) at the Annual Meeting, and these resolutions approving the Texas Redomestication, the Texas Redomestication will become effective at the date and time (the “Effective Time”) specified in (i) a certificate of conversion meeting the requirements of Title 1, Chapter 10, Subchapter C of the TBOC (the “Texas Certificate of Conversion”) to be properly executed and filed in accordance with such section and (ii) a certificate of conversion meeting the requirements of Section 266 of the DGCL (the “Delaware Certificate of Conversion”) to be properly executed and filed in accordance with such section;

WHEREAS, at the Effective Time, each share of common stock of the Corporation issued and outstanding or held in treasury immediately prior to the Effective Time will be automatically converted into one issued and outstanding share of common stock of the Converted Corporation and each option, warrant, restricted stock unit or other right to receive or acquire shares of common stock of the Corporation issued and outstanding immediately prior to the Effective Time will continue in existence in the form of and will automatically become an option, warrant, restricted stock unit or other right to receive or acquire an equal number of shares of the Converted Corporation under the same terms and conditions; and

WHEREAS, the Board has determined that it is in the best interests of the Corporation and its stockholders for the Corporation to redomesticate to Texas by conversion.

RESOLVED, that the Board hereby unanimously determines that the Texas Redomestication, the Plan of Conversion and the Texas Governing Documents are in the best interests of the Corporation and its stockholders and approves and adopts the Texas Redomestication, the Plan of Conversion and the Texas Governing Documents;

FURTHER RESOLVED, that the form, terms, provisions and conditions of the Plan of Conversion be, and the same hereby are, in all respects approved and adopted;

FURTHER RESOLVED, that, in accordance with the Plan of Conversion, at the Effective Time, the board of directors of the Converted Corporation shall consist of the same directors as the Board immediately prior to the Effective Time, having the same director terms, to serve until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal;

FURTHER RESOLVED, that, in accordance with the Plan of Conversion, at the Effective Time, the chairman of the Board as of the Effective Time shall continue to serve as the chairman of the board of directors of the Converted Corporation until a successor has been duly elected or appointed and qualified or until his earlier death, resignation or removal;

FURTHER RESOLVED, that effective as of the Effective Time, each committee of the Board as of immediately prior to the Effective Time shall be constituted as a committee of the board of directors of the Converted Corporation on the same terms and with the same powers and authority of the Board as of immediately prior to the Effective Time, and the members of each committee of the Board as of immediately prior to the Effective Time shall be the members of each such committee of the board of directors of the Converted Corporation, to serve until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal;

FURTHER RESOLVED, that the Board hereby directs that the Texas Redomestication (including the Plan of Conversion and the Texas Governing Documents) and these resolutions approving the Texas Redomestication be submitted for approval and adoption, respectively, by the stockholders of the Corporation at the Annual Meeting;

FURTHER RESOLVED, that the Board hereby unanimously recommends that the Corporation’s stockholders approve the Texas Redomestication (including the Plan of Conversion and the Texas Governing Documents) and adopt these resolutions;

FURTHER RESOLVED, that upon receipt of stockholder approval of the Texas Redomestication (including the Plan of Conversion and the Texas Governing Documents) and the adoption of these resolutions, each of the Authorized Officers be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Corporation and without further action by the Board, to prepare, execute, file and deliver all agreements, documents, notices, certificates, consents, approvals or other instruments and take all such actions that such Authorized Officer deems necessary, desirable or appropriate in order to perform the Corporation’s obligations under the Plan of Conversion and to consummate the Texas Redomestication, including, without limitation, (a) the execution and filing of any and all documents relating to and in connection with the Texas Redomestication required under the DGCL and TBOC, (b) the execution and filing of the Delaware Certificate of Conversion and the Texas Certificate of Conversion (including the Plan of Conversion and the Texas Charter); (c) the filing of the annual franchise tax reports required by the Secretary of State of the State of Delaware and the payment of the applicable franchise taxes; (d) the payment of any fees that may be necessary in connection with the Texas Redomestication; (e) the submission of all required applications or notifications to NASDAQ or any other applicable stock exchange; and (f) the filing of Current Reports on Form 8-K and any other regulatory filings that may be necessary, desirable or appropriate in connection with the Texas Redomestication;

FURTHER RESOLVED, that, notwithstanding approval by the stockholders of the Corporation of the Texas Redomestication (including the Plan of Conversion and the Texas Governing Documents) and the adoption of these resolutions, the Board may, at any time prior to the Effective Time, abandon the Texas Redomestication and the Plan of Conversion without further action by the stockholders of the Corporation;

FURTHER RESOLVED, that pursuant to the Plan of Conversion, at the Effective Time, any outstanding stock certificates that immediately prior to the Effective Time represented issued and outstanding shares of common stock of the Corporation shall be deemed for all purposes to evidence ownership of and to represent the respective shares of the Converted Corporation into which the shares represented by such certificates are converted pursuant to the Plan of Conversion; and

FURTHER RESOLVED, that notwithstanding the foregoing resolutions, any shares of the Converted Corporation may be issued as uncertificated shares, whether upon original issuance, re-issuance or subsequent transfer.

7.Preparation of Proxy Statement, Form 10-K, and Annual Report to Stockholders.

RESOLVED, that the Authorized Officers are hereby authorized to prepare or cause to be prepared a Notice and Proxy Statement (the “Proxy Statement”), Proxy Card, and an Annual Report on Form 10-K (the “Annual Report”);

FURTHER RESOLVED, that the Authorized Officers of the Corporation be, and each of them hereby is, authorized and directed to file such materials with the Securities and Exchange Commission (the “SEC”) and the NASDAQ Stock Exchange (“NASDAQ”) in substantially the same form, with such changes and modifications thereof as the officers signing the same shall deem necessary or advisable, and to deliver or cause to be delivered the Proxy Statement, Proxy Card, and Annual Report to all stockholders of the Corporation as of the Record Date; and

FURTHER RESOLVED, that the Authorized Officers of the Corporation are hereby authorized and directed to prepare or cause to be prepared any other necessary or appropriate documents for the Annual Meeting and any adjournments thereof.

8.Inspector of Votes.

RESOLVED, that James Bramble be, and hereby is, appointed as the Inspector of Votes for the Annual Meeting and any adjournment thereof, to (i) ascertain the number of shares outstanding and the voting power of each, (ii) determine the shares represented at the Annual Meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period of time a record of the disposition of any challenges made to any determination by the inspectors, and (v) to certify the determination of the number of shares represented at the meeting and the count of all votes and ballots.

9.Designation of “Officers” Under Section 16 of the Securities Exchange Act, Regulation S-K Item 401(b) and Rule 10D-1 (Clawbacks) of the Securities Exchange Act.

WHEREAS, Rule 16a-1(f) under the Securities Exchange Act of 1934 defines “officer” to mean “an issuer’s president, principal financial officer, principal accounting officer (or, if there is no such accounting officer, the controller), any vice-president of the issuer in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the issuer;”

WHEREAS, the SEC has based the definition of “executive officer” in Rule 10D-1 on the definition of “officer” in Rule 16a-1(f), and Regulation S-K Item 401(b) has adopted a substantially similar definition of “executive officer”; and

WHEREAS, the Board of Directors has reviewed the responsibilities of each of the Corporation’s and its subsidiaries’ current officers, specifically the policy-making functions of each officer, as well as whether such officer performs important executive duties of such a character that such officer in discharging such duties would obtain confidential information about the Corporation’s affairs that would aid such officer in personal market transactions.

RESOLVED, that based upon such review and consultation with counsel, the Board of Directors has determined that each of the following persons could be considered an “officer” as such term is defined by Section 16:

Glenn Sanford

Jesse Hill

Leo Pareja

Wendy Forsythe

Jim Bramble

RESOLVED, that based upon such review and consultation with counsel, the Board of Directors has determined that each of the following persons could be considered an “officer” as such term is defined by Regulation S-K Item 401(b):

Glenn Sanford

Jesse Hill

Leo Pareja

Wendy Forsythe

Jim Bramble

RESOLVED, that based upon such review and consultation with counsel, the Board of Directors has determined that each of the following persons could be considered an “executive officer” as such term is defined by Rule 10D-1:

Glenn Sanford

Jesse Hill

Leo Pareja

Wendy Forsythe

Jim Bramble

10.Designation of Independent Directors.

RESOLVED, that the Board of Directors has reviewed the information provided in each director’s questionnaire, considered any relationship and the rules and regulations of the SEC and NASDAQ regarding independence and has determined that the following directors and nominees are independent:

Randall Miles

Dan Cahir

Peggie Pelosi

Fred Reichheld

11.Designation of Audit Committee Financial Expert and Financial Literacy.

RESOLVED, that the Board of Directors has determined that the following member of the Audit Committee of the Board of Directors meets the conditions for an “audit committee financial expert” under applicable SEC rules and regulations and is hereby designated as Audit Committee financial expert for purposes of disclosure in the Corporation’s Annual Report and Proxy Statement:

Randall Miles

FURTHER RESOLVED, the following members of the Audit Committee of the Board of Directors have “past employment experience in finance and accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual’s financial sophistication” as specified under NASDAQ listing rules:

Randall Miles

FURTHER RESOLVED, that each member of the Audit Committee has been determined to possess adequate understanding of financial statements as required by NASDAQ Listing Rules.

12.Committee Charters.

RESOLVED, that the Audit Committee Charter (the “Audit Committee Charter”) attached hereto to as Exhibit E is hereby approved;

RESOLVED, that the Compensation Committee Charter (the “Compensation Committee Charter”) attached hereto to as Exhibit F is hereby approved;

RESOLVED, that the Nominating and Corporate Governance Committee Charter (the “Nominating Committee Charter”) attached hereto to as Exhibit G is hereby approved;

RESOLVED, that the Sustainability Committee Charter (the “Sustainability Committee Charter”) attached hereto to as Exhibit H is hereby approved; and

FURTHER RESOLVED, that the Authorized Officers of the Corporation be, and each of them hereby is, authorized and directed to file the Audit Committee Charter, Compensation Committee Charter, Nominating Committee Charter, and Sustainability Committee Charter with the SEC as appendices to the Proxy Statement and/or post the charters on the Corporation’s website.

13.Chairman and Secretary of the Annual Meeting.

RESOLVED, that Glenn Sanford be, and hereby is, appointed to serve as chairman of the Annual Meeting with the power and authority to conduct the Annual Meeting as appropriate; and

RESOLVED, that James Bramble be, and hereby is, appointed to serve as secretary of the Annual Meeting.

14.Miscellaneous.

RESOLVED, that the proper officers of the Corporation, with the advice of counsel, are authorized and directed to take all such further action as may be necessary and desirable to carry out the intent of the foregoing resolutions.

RESOLVED, that this Consent may be executed and delivered by electronic transmission in any number of counterparts with the same effect as if each director had signed the same document, and all counterparts shall be construed together and shall constitute one written consent.

[SIGNATURE PAGE FOLLOWS]

- SIGNATURE PAGE -

EXP WORLD HOLDINGS, INC.

ACTION BY UNANIMOUS WRITTEN CONSENT
IN LIEU OF A MEETING

OF THE BOARD OF DIRECTORS

IN WITNESS WHEREOF, this Consent has been executed by the undersigned as of the dates set forth below and shall be effective as of the date when all of the directors of the Board have executed this Consent.

/s/ Glenn Sanford
Glenn Sanford

/s/ Randall Miles
Randall Miles

/s/ Dan Cahir
Dan Cahir

/s/ Monica Weakley
Monica Weakley

/s/ Peggie Pelosi
Peggie Pelosi

/s/ Fred Reichheld
Fred Reichheld

EXP WORLD HOLDINGS, INC.

eXp World Holdings, Inc., a Delaware corporation, hereby certifies as follows:

1.The name of the corporation is eXp World Holdings, Inc. The date of filing its original Certificate of Incorporation with the Secretary of State was July 30, 2008 (the “Original Restated Certificate”), under the name Desert Canadians Ltd.

2.The Restated Certificate of Incorporation of the corporation attached hereto as Exhibit A, which is incorporated herein by this reference, and which restates and integrates the provisions of the Certificate of Incorporation of this corporation as heretofore amended and/or restated, has been duly adopted by the Corporation’s Board of Directors in accordance with Section 245 of the General Corporation Law of the State of Delaware, with the approval of the corporation’s Board of Directors having been given by written consent without a meeting in accordance with Section 141(f) of the General Corporation Law of the State of Delaware.

3.Pursuant to Section 245 of the General Corporation Law of the State of Delaware, this Restated Certificate of Incorporation restates and integrates the provisions of the Original Restated Certificate of the Corporation, as previously amended or supplemented. The Restated Certificate of Incorporation does not amend the provisions of the Corporation’s Original Restated Certificate, as previously amended or supplemented, and there is no discrepancy between the provisions in this Restated Certificate of Incorporation and the provisions in the Corporation’s Original Restated Certificate, as previously amended or supplemented.

IN WITNESS WHEREOF, the corporation has caused this Restated Certificate of Incorporation to be signed by its duly authorized officer and the foregoing facts stated herein are true and correct.

eXp World Holdings, Inc.

By:	/s/ James Bramble
Name:	James Bramble
Title:	Corporate Secretary

EXHIBIT A

RESTATED CERTIFICATE OF INCORPORATION

OF

EXP WORLD HOLDINGS, INC.

ARTICLE I

Indemnification

SECTION 1.01. Name. The name of the Corporation is “eXp World Holdings, Inc.” (the “Corporation”).

ARTICLE II

Purpose

SECTION 2.01. Purpose. The purpose for which the Corporation is organized is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law (“DGCL”).

ARTICLE III

Capital Stock

SECTION 3.01. Amount. The total number of shares of stock which the Corporation has authority to issue is 900,000,000 shares initially all of which are designated as Common Stock, par value of $0.00001 per share (“Common Stock”).

SECTION 3.02 Common Stock.

(A)The holders of shares of Common Stock shall be entitled to one vote for each such share on each matter submitted to the stockholders on which the holders of shares of Common Stock are entitled to vote. Except as otherwise required by law or this Amended and Restated Certificate of Incorporation, and at any annual or special meeting of the stockholders the holders of shares of Common Stock shall have the right to vote for the election of directors and on all other matters submitted to a vote of the stockholders; provided, however, that, except as otl1erwise required by law.

(B)The holders of shares of Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property, or capital stock of the Corporation) when, as and if declared thereon by the Board of Directors from time to time out of any assets or funds of the Corporation legally available therefor, and shall share equally on a per share basis in such dividends and distributions.

(C)In the event of any voluntary or involuntary liquidation. dissolution, or winding-up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, and the holders of shares of Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Common Stock held by them.

(D)Any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding common stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an office or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded; provided, however if at any time Glenn Sanford and Penny Sanford no longer are the beneficial owners, in the aggregate, of at least a majority in voting power of all shares entitled to vote in the election of directors, then any action required or permitted to be taken by the holders of the Common Stock of the Corporation must be effected at a duly called annual or special meeting of such holders and may no longer be effected by any consent in writing by such holders.

ARTICLE IV

Directors

SECTION 4.01. Management of the Corporation. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Director of the Corporation.

SECTION 4.02. Number. The number of directors of the Corporation shall be limited as provided in the Bylaws and determined exclusively by resolution adopted by a majority of the Whole Board. For purposes of this Amended and Restated Certificate of Incorporation, the term “Whole Board” means the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships.

SECTION 4.03. Election of Directors. The directors shall be elected at the annual meeting of stockholders by such stockholders as have the right to vote on such election. Directors need not be stockholders of the Corporation. Unless required by the Bylaws, the election of the Board of Directors need not be by written ballot.

SECTION 4.04. Vacancies. Any vacancy in the Board of Directors, however occurring, including a vacancy resulting from an enlargement of the Board of Directors, may be filled only by vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director.

SECTION 4.05. Amendment of the Bylaws bv the Board. The Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation.

ARTICLE V

Indemnification

SECTION 5.01. Right to Indemnification and Advancement. The Corporation shall indemnify (and advance expenses to) its officers and directors to the fullest extent permitted by the DGCL, as amended from time to time

ARTICLE VI

Director Liability

SECTION 6.01. Waiver of Liability. A director of the Corporation shall not be personally liable either to the Corporation or to any of its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL. Any amendment or modification or repeal of the foregoing sentence or of the DGCL shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification, or repeal. If the DGCL hereafter is amended to further eliminate or limit the liability of a director, then a director of the Corporation, in addition to the circumstances in which a director is not personally liable a set forth in the preceding sentence, shall not be liable to the fullest extent permitted by the amended DGCL.

ARTICLE VII

Registered Agent and Registered Office

SECTION 7.01. Registered Agent and Office. The name and street address of the registered agent at the Corporation’s registered office are:

CORPORATION SERVICE COMPANY

251 LITTLE FALLS DRIVE

WILMINGTON, NEW CASTLE COUNTY

DE, 19808

ARTICLE VIII

Quorum Requirement

SECTION 8.01. Quorum. The holders representing a majority of the combined voting power of the capital stock issued and outstanding and entitled to vote at a meeting, present in person or represented by proxy, shall constitute a quorum.

ARTICLE IX

Cumulative Voting

SECTION 9.01. No Cumulative Voting. No holder of any shares of any class of stock of the Corporation shall be entitled to cumulative voting rights in any circumstances.

ARTICLE X

Preemptive Rights

SECTION 10.01. No Preemptive Rights. No stockholder shall have any preemptive rights to acquire unissued shares of the Corporation or securities of the Corporation convertible into or carrying a right to subscribe to or acquire shares.

ARTICLE XI

Internal Corporate Claims

SECTION 11.01. Venue for Internal Corporate Claims. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery in the State of Delaware shall be the sole and exclusive forum for all “internal corporate claims.” “Internal corporate claims” mean claims, including claims in the right of the Corporation, (i) that are based upon a violation of a duty by a current or former director or officer or stockholder in such capacity or (ii) as to which Title 8 of the Delaware Code confers jurisdiction upon the Court of Chancery, except for, as to each of (i) through (ii) above, any claim as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or for which the Court of Chancery does not have subject matter jurisdiction. If any provision or provisions of this Article XI shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article XI (including, without limitation, each portion of any sentence of this Article XI containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

ARTICLE XII

Supermajority Provisions

SECTION 12.01. Amendment of the Certificate of Incorporation by Stockholders. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation; provided, however, that, notwithstanding any other provision of the Amended and Restated Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of the Corporation required by law or by this Amended and Restated Certificate of Incorporation, the affirmative vote of the holders of at least fifty-one percent (51%) of the voting power of the outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal, or adopt any provision of this Amended and Restated Certificate of Incorporation inconsistent with Articles IV, V, XI and XII.

SECTION 12.02. Amendments to Bylaws by Stockholders. The stockholders shall also have the power to adopt, amend or repeal the Bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Amended and Restated Certificate of Incorporation, the amendment of the Bylaws by the Corporation’s stockholders shall require the affirmative vote of the holders of at least fifty-one percent (51%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

EXP WORLD HOLDINGS, INC.

eXp World Holdings, Inc., a Delaware corporation, hereby certifies as follows:

1.The Restated Bylaws of the corporation attached hereto as Exhibit A, which are incorporated herein by this reference, and which restate and integrate the provisions of the Bylaws of this corporation as heretofore amended and/or restated, has been duly adopted by the Corporation’s Board of Directors in accordance with Section 109(a) of the General Corporation Law of the State of Delaware and the corporation’s Restated Certificate of Incorporation, with the approval of the corporation’s Board of Directors having been given by written consent without a meeting in accordance with Section 141(f) of the General Corporation Law of the State of Delaware.

2.Pursuant to Section 109(a) of the General Corporation Law of the State of Delaware, these Restated Bylaws restate and integrate the provisions of the original Bylaws of the Corporation, as previously amended or supplemented. The Restated Bylaws do not amend the provisions of the Corporation’s original Bylaws, as previously amended or supplemented, and there is no discrepancy between the provisions in these Restated Bylaws and the provisions in the Corporation’s original Bylaws, as previously amended or supplemented.

IN WITNESS WHEREOF, the corporation has caused these Restated Bylaws to be signed by its duly authorized officer and the foregoing facts stated herein are true and correct.

eXp World Holdings, Inc.

By:	/s/ James Bramble
Name:	James Bramble
Title:	Corporate Secretary

EXHIBIT A

RESTATED BYLAWS OF

EXP WORLD HOLDINGS, INC.

ARTICLE I

Meeting of Stockholders

Section 1.1.Annual Meetings. If required by applicable law, an annual meeting of stockholders shall be held for the election of directors at such date, time and place, if any, either within or without the State of Delaware, as may be designated by resolution of the board of directors (the “Board of Directors”) of eXp World Holdings, Inc., a Delaware corporation (the “Corporation”) from time to time. Any other proper business may be transacted at the annual meeting.

Section 1.2.Special Meetings. Special meetings of stockholders for any purpose or purposes, unless otherwise prescribed by statute or by the Corporation’s certificate of incorporation, as amended, restated, supplemented or otherwise modified (the “Certificate of Incorporation”), may be called at any time by the Secretary pursuant to a resolution adopted by a majority of the Whole Board (as defined below). Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice. For purposes of these Bylaws, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships.

Section 1.3.Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a notice of the meeting shall be given that shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting) and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, the notice of any meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at the meeting as of the record date for determining the stockholders entitled to notice of the meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation.

Section 1.4.Adjournments. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for determination of stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix as the record date for determining stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote at the adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record as of the record date so fixed for notice of such adjourned meeting.

Section 1.5.Quorum. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, at each meeting of stockholders the presence in person or by proxy of the holders of not less than a majority of the outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. In the absence of a quorum, then either (i) the chairperson of the meeting or (ii) a majority of the outstanding shares of stock present (in person or by proxy) and entitled to vote may adjourn the meeting from time to time in the manner provided in Section 1.4 of these Bylaws until a quorum shall attend.

Section 1.6.Organization. Meetings of stockholders shall be presided over by a Chairperson of the meeting designated by the Board of Directors or, in the absence of such designation, by a Chairperson chosen at the meeting by the stockholders. The Secretary shall act as secretary of the meeting, but in his or her absence the Chairperson of the meeting may appoint any person to act as secretary of the meeting.

Section 1.7.Voting; Proxies. Except as otherwise provided by or pursuant to the provisions of the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary of the Corporation a revocation of the proxy or a new proxy bearing a later date. Voting at meetings of stockholders need not be by written ballot. At meetings of stockholders for the election of directors at which a quorum is present where the number of director nominees is equal to the number of positions on the Board of Directors to be filled through election and proxies are solicited for such election of directors solely by the Corporation, the affirmative vote of a majority of the shares of stock of the Corporation which are voting in the election of directors shall be required to elect. In all other meetings of stockholders for the election of directors at which a quorum is present, a plurality of the votes cast shall be sufficient to elect. All other questions presented to the stockholders at a meeting at which a quorum is present shall, unless otherwise provided by the Certificate of Incorporation, these Bylaws, the rules or regulations of any stock exchange applicable to the Corporation, or applicable law or pursuant to any regulation applicable to the Corporation or its securities, be decided by the affirmative vote of the holders of a majority of the shares of stock of the Corporation which are voting on the matter.

Section 1.8.Fixing Date for Determination of Stockholders of Record.

(A)In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

(B)In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which shall not be more than sixty (60) days prior to such other action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 1.9.List of Stockholders Entitled to Vote. The officer who has charge of the stock ledger shall prepare and make a complete list of the stockholders entitled to vote at the meeting (provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting at least ten (10) days prior to the meeting (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of meeting or (ii) during ordinary business hours at the principal place of business of the Corporation. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 1.9 or to vote in person or by proxy at any meeting of stockholders.

Section 1.10.Action by Written or Electronic Consent of Stockholders Without a Meeting. Any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an office or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded; provided, however if at any time the Company is no longer a “controlled company” under the rules of the Nasdaq Stock Market, then any action required or permitted to be taken by the holders of the Common Stock of the Corporation must be effected at a duly called annual or special meeting of such holders and may no longer be effected by any consent in writing by such holders.

Section 1.11.Inspectors of Election. The Corporation may, and shall if required by law, in advance of any meeting of stockholders, appoint one or more inspectors of election, who may be employees of the Corporation or a subsidiary, to act at the meeting or any adjournment thereof and to make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. In the event that no inspector so appointed or designated is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed or designated shall (i) ascertain the number of shares of capital stock of the Corporation outstanding, (ii) determine the shares of capital stock of the Corporation represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares of capital stock of the Corporation represented at the meeting and such inspectors’ count of all votes and ballots. Such certification and report shall specify such other information as may be required by law. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of their duties. Unless otherwise provided by the Board of Directors, the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxies, votes or any revocation thereof or change thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery of the State of Delaware upon application by a stockholder shall determine otherwise. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.

Section 1.12.Conduct of Meetings. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the person presiding over any meeting of stockholders shall have the right and authority to convene and (for any or no reason) to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such presiding person, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the presiding person of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the presiding person of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. The presiding person at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and if such presiding person should so determine, such presiding person shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board of Directors or the person presiding over the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

Section 1.13.Notice of Stockholder Business and Nominations.

(A)Annual Meetings of Stockholders.

(1)Nominations of persons for election to the Board of Directors of the Corporation and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders only (a) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (b) by or at the direction of the Board of Directors or any committee thereof or (c) by any stockholder of the Corporation who was a stockholder of record of the Corporation at the time the notice provided for in this Section 1.13 is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 1.13.

(2)For any nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph (A)(1) of this Section 1.13, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and any such proposed business (other than the nominations of persons for election to the Board of Directors) must constitute a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that no annual meeting was held in the previous year or if the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation). In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. Such stockholder’s notice shall set forth: (a) as to each person whom the stockholder proposes to nominate for election as a director (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, and (ii) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, (ii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner, (iii) a description of any agreement, arrangement or understanding with respect to the nomination or proposal between or among such stockholder and/or such beneficial owner, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing, including, in the case of a nomination, the nominee, (iv) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice by, or on behalf of, such stockholder and such beneficial owners, whether or not such instrument or right shall be subject to settlement in underlying shares of capital stock of the Corporation, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder or such beneficial owner, with respect to securities of the Corporation, (v) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, (vi) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (b) otherwise to solicit proxies or votes from stockholders in support of such proposal or nomination, and (vii) any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder. The foregoing notice requirements of this Section 1.13 shall be deemed satisfied by a stockholder with respect to business other than a nomination if the stockholder has notified the Corporation of his, her or its intention to present a proposal at an annual meeting in compliance with applicable rules and regulations promulgated under the Exchange Act and such stockholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. The Corporation may require any proposed nominee to furnish such other information as the Corporation may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

(3)Notwithstanding anything in the second sentence of paragraph (A)(2) of this Section 1.13 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation at the annual meeting is increased effective after the time period for which nominations would otherwise be due under paragraph (A)(2) of this Section 1.13 and there is no public announcement by the Corporation naming the nominees for the additional directorships at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 1.13 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

(B)Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (1) by or at the direction of the Board of Directors or any committee thereof or (2) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 1.13 is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and upon such election and who complies with the notice procedures set forth in this Section 1.13. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by paragraph (A)(2) of this Section 1.13 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(C)General.

(1)Except as otherwise expressly provided in any applicable rule or regulation promulgated under the Exchange Act, only such persons who are nominated in accordance with the procedures set forth in this Section 1.13 shall be eligible to be elected at an annual or special meeting of stockholders of the Corporation to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 1.13. Except as otherwise provided by law, the Chairperson of the meeting shall have the power and duty (a) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 1.13 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies or votes in support of such stockholder’s nominee or proposal in compliance with such stockholder’s representation as required by clause (A)(2)(c)(vi) of this Section 1.13) and (b) if any proposed nomination or business was not made or proposed in compliance with this Section 1.13, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding the foregoing provisions of this Section 1.13, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 1.13, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

(2)For purposes of this Section 1.13, “public announcement” shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press or other national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

(3)Notwithstanding the foregoing provisions of this Section 1.13, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 1.13; provided however, that any references in these Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Section 1.13 (including paragraphs (A)(1)(c) and (B) hereof), and compliance with paragraphs (A)(1)(c) and (B) of this Section 1.13 shall be the exclusive means for a stockholder to make nominations or submit other business (other than, as provided in the penultimate sentence of (A)(2), business other than nominations brought properly under and in compliance with Rule 14a-8 of the Exchange Act, as may be amended from time to time). Nothing in this Section 1.13 shall be deemed to affect any rights (a) of stockholders to request inclusion of proposals or nominations in the Corporation’s proxy statement pursuant to applicable rules and regulations promulgated under the Exchange Act or (b) of the holders of any series of preferred stock to elect directors pursuant to any applicable provisions of the Certificate of Incorporation.

ARTICLE II

Board of Directors

Section 2.1.Number; Qualifications. Subject to the Certificate of Incorporation, the Board of Directors shall consist of not less than three members nor more than eleven members, the number thereof to be determined from time to time by resolution of the Whole Board. Directors need not be stockholders.

Section 2.2.Election; Resignation; Vacancies. All directors shall be elected for terms lasting until the next annual meeting of stockholders following their election, and until their successors are elected and qualified, subject to their earlier death, resignation or removal from the Board of Directors. Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation. Such resignation shall take effect when such notice is given unless the notice specifies (a) a later effective date, or (b) an effective date determined upon the happening of an event or events. Unless otherwise specified in the notice of resignation, the acceptance of such resignation shall not be necessary to make it effective. Unless otherwise provided by law or the Certificate of Incorporation, any newly created directorship or any vacancy occurring in the Board of Directors for any cause may be filled only by the affirmative votes of a majority of the remaining members of the Board of Directors, although such majority is less than a quorum, and each director so elected shall hold office until the expiration of the term of office of the director whom he or she has replaced or until his or her successor is elected and qualified.

Section 2.3.Removal. Any one or more or all of the directors may be removed, with or without cause, by the holders of at least a majority of the outstanding shares of capital stock then entitled to vote at an election of directors.

Section 2.4.Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine.

Section 2.5.Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by any two members of the Board of Directors. Notice of a special meeting of the Board of Directors shall be given by the person or persons calling the meeting either by first class United States mail at least three days before such special meeting, or by overnight mail, courier service, electronic transmission, or hand delivery at least 48 hours before the special meeting or such shorter period as is reasonable under the circumstances.

Section 2.6.Telephonic Meetings Permitted. Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this by-law shall constitute presence in person at such meeting.

Section 2.7.Quorum; Vote Required for Action. At all meetings of the Board of Directors the directors entitled to cast a majority of the votes of the Whole Board shall constitute a quorum for the transaction of business. In the event one or more of the directors shall be disqualified to vote at any meeting, then the required quorum shall be reduced by one for each such director so disqualified; provided, however, that in no case shall less than one-third (1/3) of the total number of directors constitute a quorum. Except in cases in which the Certificate of Incorporation, these Bylaws or applicable law otherwise provides, a majority of the votes entitled to be cast by the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 2.8.Organization. Meetings of the Board of Directors shall be presided over by the Chairperson of the Board of Directors or, in his or her absence, by a Chairperson chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence, the Chairperson of the meeting may appoint any person to act as secretary of the meeting.

Section 2.9.Action by Unanimous Consent of Directors. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmissions are filed with the minutes of proceedings of the board or committee in accordance with applicable law.

Section 2.10.Chairperson of the Board and Vice-Chairperson of the Board. The Board of Directors may elect one or more of its members to serve as Chairperson or Vice Chairperson of the Board and may fill any vacancy in such position at such time and in such manner as the Board of Directors shall determine. The Chairperson of the Board, if any, shall preside at all meetings of the Board of Directors at which he or she is present and shall perform such duties and possess such powers as are designated by the Board of Directors. If the Board of Director appoints a Vice Chairperson of the Board, he or she shall, in the absence or disability of the Chairperson of the Board perform the duties and exercise the powers of the Chairperson of the Board and shall perform such other duties and possess such other powers as may from time to time be designated by the Board of Directors. The fact that a person serves as either Chairperson or Vice Chairperson of the Board shall not make such person considered an officer of the Corporation.

ARTICLE III

Committees

Section 3.1.Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.

Section 3.2.Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article II of these Bylaws.

ARTICLE IV

Officers

Section 4.1.Officers. The officers of the Corporation shall consist of a Chief Executive Officer, a Chief Financial Officer, a President, one or more Vice Presidents, a Secretary, a Treasurer and such other officers as the Board of Directors may from time to time determine, which may include, without limitation, one or more Vice Presidents, Assistant Secretaries or Assistant Treasurers. Each of the Corporation’s officers shall be elected by the Board of Directors, each to have such authority, functions or duties as set forth in these Bylaws or as determined by the Board of Directors. Each officer shall be chosen by the Board of Directors and shall hold office for such term as may be prescribed by the Board of Directors and until such person’s successor shall have been duly chosen and qualified, or until such person’s earlier death, disqualification, resignation or removal.

Section 4.2.Removal, Resignation and Vacancies. Any officer of the Corporation may be removed, with or without cause, by the Board of Directors, without prejudice to the rights, if any, of such officer under any contract to which it is a party. Any officer may resign at any time upon notice given in writing or by electronic transmission to the Corporation. Such resignation shall take effect when such notice is given unless the notice specifies (a) a later effective date, or (b) an effective date determined upon the happening of an event or events, such as the failure to receive the required vote for reelection as a director and the acceptance of such resignation by the Board of Directors. Unless otherwise specified in the notice of resignation, the acceptance of such resignation shall not be necessary to make it effective. If any vacancy occurs in any office of the Corporation, the Board of Directors may elect a successor to fill such vacancy for the remainder of the unexpired term and until a successor shall have been duly chosen and qualified.

Section 4.3.Chief Executive Officer. The Chief Executive Officer shall have general supervision and direction of the business and affairs of the Corporation and shall be responsible for corporate policy and strategy. Unless otherwise provided in these Bylaws or by the Board, all other officers of the Corporation shall report directly to the Chief Executive Officer. In the absence of a separately appointed President, the Chief Executive Officer shall be the President.

Section 4.4.President. The President shall perform such duties as the Board of Directors may from time to time determine. The President shall, when requested, counsel with and advise the other officers of the Corporation.

Section 4.5.Chief Operating Officer. The Chief Operating Officer shall be the chief operating officer of the Corporation, with general responsibility for the management and control of the operations of the Corporation and shall perform such other duties as the Board of Directors may from time to time determine. The Chief Operating Officer shall, when requested, counsel with and advise the other officers of the Corporation.

Section 4.6.Chief Financial Officer. The Chief Financial Officer shall exercise all the powers and perform the duties of the office of the chief financial officer and in general have overall supervision of the financial operations of the Corporation and shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital retained earnings, and shares. The Chief Financial Officer shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as the Board of Directors may from time to time determine. In the absence of a separately appointed Treasurer, the Chief Financial Officer shall be the Treasurer.

Section 4.7.Vice Presidents. The Vice President shall have such powers and duties as shall be prescribed by his or her superior officer or the Chief Executive Officer. A Vice President shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as the Board of Directors may from time to time determine.

Section 4.8.Treasurer. The Treasurer shall supervise and be responsible for all the funds and securities of the Corporation, the deposit of all moneys and other valuables to the credit of the Corporation in depositories of the Corporation, borrowings and compliance with the provisions of all indentures, agreements and instruments governing such borrowings to which the Corporation is a party, the disbursement of funds of the Corporation and the investment of its funds, and in general shall perform all of the duties incident to the office of the Treasurer. The Treasurer shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as the Board of Directors may from time to time determine.

Section 4.9.Secretary. The secretary shall attend all sessions of the Board of Directors and all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose and shall perform like duties for committees when required. He or she shall give, or cause to be given, notice of all meetings of the stockholders and meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the president. The secretary shall keep in safe custody the seal of the Corporation and have authority to affix the seal to all documents requiring it and attest to the same.

Section 4.10.Additional Matters. The Chief Executive Officer and the Chief Financial Officer of the Corporation shall have the authority to designate employees of the Corporation to have the title of Assistant Vice President, Assistant Treasurer or Assistant Secretary. Any employee so designated shall have the powers and duties determined by the officer making such designation. The persons upon whom such titles are conferred shall not be deemed officers of the Corporation unless elected by the Board of Directors.

Section 4.11.Execution of Contracts and Instruments. All contracts, deeds, mortgages, bonds, certificates, checks, drafts, bills of exchange, notes and other instruments or documents to be executed by or in the name of the Corporation shall be signed on the corporation’s behalf by such officer or officers, or other person or persons, as may be so authorized (i) by the Board of Directors, or (ii) subject to such limitations, if any, as the Board of Directors may impose, by the Chief Executive Officer. Such authority may be general or confined to specific instances and, if the Board of Directors or Chief Executive Officer (whichever grants authority) so authorizes or otherwise directs, may be delegated by the authorized officers to other persons. Unless otherwise provided in such resolution, any resolution of the Board of Directors or a committee thereof authorizing the Corporation to enter into any such instruments or documents or authorizing their execution by or on behalf of the Corporation shall be deemed to authorize the execution thereof on its behalf by the Chief Executive Officer, the President, Chief Financial Officer or any Vice President (an “Authorized Officer”). Furthermore, each Authorized Officer shall be authorized to enter into any contract or execute any instrument in the name of and on behalf of the Corporation in matters arising in the ordinary course of the Corporation’s business and to the extent incident to the normal performance of such Authorized Officer’s duties.

ARTICLE V

Stock

Section 5.1.Certificates. The shares of the Corporation may be certificated or uncertificated in accordance with the Delaware General Corporation Law and shall be entered in the books of the Corporation and registered as they are issued. The issue of shares in uncertificated form shall not affect shares represented by a certificate until the certificate is surrendered to the Corporation. Any certificates representing shares of the Corporation’s stock shall be in such form as may be prescribed by law and by the Board of Directors, certifying the number and class of shares owned by such stockholder in the Corporation. Every holder of stock represented by certificates shall be entitled to have a certificate signed by any two authorized officers of the Corporation certifying the number of shares owned by such holder in the Corporation. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent, or registrar at the date of issue.

Section 5.2.Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Corporation may issue (i) a new certificate of stock or (ii) uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

ARTICLE VI

Indemnification and Advancement of Expenses

Section 6.1.Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, limited liability company, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in Section 6.3, the Corporation shall be required to indemnify a Covered Person in connection with a proceeding (or part thereof) commenced by such Covered Person only if the commencement of such proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of Directors of the Corporation.

Section 6.2.Prepayment of Expenses. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by a Covered Person in defending any proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Covered

Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article VI or otherwise.

Section 6.3.Claims. If a claim for indemnification (following the final disposition of such proceeding) or advancement of expenses under this Article VI is not paid in full within thirty (30) days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by law. In any such action, the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

Section 6.4.Nonexclusivity of Rights. The rights conferred on any Covered Person by this Article VI shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

Section 6.5.Other Sources. The Corporation’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non- profit enterprise.

Section 6.6.Amendment or Repeal. Any right to indemnification or to advancement of expenses of any Covered Person arising hereunder shall not be eliminated or impaired by an amendment to or repeal of these Bylaws after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought.

Section 6.7.Other Indemnification and Advancement of Expenses. This Article VI shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

ARTICLE VII

Miscellaneous

Section 7.1.Fiscal Year. The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.

Section 7.2.Seal. The corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

Section 7.3.Method of Notice. Whenever notice is required by law, the Certificate of Incorporation or these Bylaws to be given by the Corporation to any director, committee member or stockholder, personal notice shall not be required and any such notice may be given in writing (a) by mail, addressed to such director, committee member or stockholder at his or her address as it appears on the books of the Corporation, or (b) by any other method permitted by law (including, but not limited to, overnight courier service, facsimile, electronic mail or other means of electronic transmission) directed to the addressee at his, her or its address most recently provided to the Corporation. Any notice given by the Corporation by mail shall be deemed to have been given at the time when deposited in the United States mail. Any notice given by the Corporation by overnight courier service shall be deemed to have been given when delivered to such service. Any notice given by the Corporation by facsimile, electronic mail or other means of electronic transmission that generally can be accessed by or on behalf of the receiving party at substantially the same time as it is transmitted shall be deemed to have been given when transmitted, unless the Corporation receives a prompt reply that such transmission is undeliverable to the address to which it was directed.

Section 7.4.Waiver of Notice. Whenever any notice is required to be given under the provisions of the statutes or of the Certificate of Incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to such notice, or a waiver by electronic transmission by the person entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

Section 7.5.Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time.

Section 7.6.Amendment of Bylaws. Subject to any additional votes set forth in the Certificate of Incorporation or these Bylaws, these Bylaws may be amended or repealed or new Bylaws may be adopted by the stockholders or by the Board of Directors. Notwithstanding any provision of these Bylaws, the Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the Certificate of Incorporation, the amendment or repeal of all or any portion of Articles I, II, VI, VIII or this Section 7.6 by the stockholders of the Corporation shall require the affirmative vote of the holders of at least fifty-one percent (51%) of the then outstanding shares of capital stock entitled to vote generally in the election of directors.

Section 7.7.Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

Section 7.8.Facsimile Signature. In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

eXp WORLD HOLDINGS, INC.

BROADRIDGE CORPORATE ISSUER SOLUTIONS
C/O EXP WORLD HOLDINGS, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to *www.virtualshareholdermeeting.com/EXPI2026*

You may vote during the meeting. Have your proxy card in hand when you access the website and follow the instructions to enter your 16-digit control number.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V83215-P45276 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

EXP WORLD HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors to serve for a one-year term expiring in 2027.

Nominees:	For	Against	Abstain
1a. Glenn Sanford	☐	☐	☐
1b. Randall Miles	☐	☐	☐
1c. Dan Cahir	☐	☐	☐
1d. Monica Weakley	☐	☐	☐
1e. Peggie Pelosi	☐	☐	☐
1f. Fred Reichheld	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.	For	Against	Abstain
2. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2026.	☐	☐	☐
3. Approve, by a non-binding advisory vote, the 2025 compensation of our named executive officers.	☐	☐	☐
4. Approve the redomestication of eXp World Holdings, Inc. from Delaware to Texas by conversion.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V83216-P45276

EXP WORLD HOLDINGS, INC.
Annual Meeting of Stockholders
April 24, 2026 12:00 PM ET

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Glenn Sanford and Jesse Hill, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of eXp World Holdings, Inc. that the stockholder(s) is/are entitled to vote during the virtual Annual Meeting of Stockholders to be held at 12:00 p.m., Eastern Time on Friday, April 24, 2026 at *www.virtualshareholdermeeting.com/EXPI2026*, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Continued and to be signed on reverse side